UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage International Fund
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Small Cap Core Fund
BlackRock Commodity Strategies Fund
BlackRock Energy Opportunities Fund
BlackRock High Equity Income Fund
BlackRock International Dividend Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 11/30/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Advantage International Fund

•	BlackRock Advantage Large Cap Growth Fund

•	BlackRock Advantage Small Cap Core Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in November 2020 following a series of successful vaccine trials. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. Inflation should increase as the growth accelerates, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.98%	17.46%

U.S. small cap equities (Russell 2000® Index)	31.36	13.59

International equities (MSCI Europe, Australasia, Far East Index)	20.16	6.37

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.43

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.80

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.31)	10.09

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.79	7.28

Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.12	4.68

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.30	7.17

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2020	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2020, the Fund underperformed its benchmark, the MSCI EAFE® Index.

What factors influenced performance?

The period was characterized by evolving market drivers, which ultimately challenged Fund performance. Initially, markets were driven higher on the combination of substantial fiscal and monetary support alongside the broad economic reopening after the COVID-related lockdowns. Market performance during this period was led by companies that investors believed would likely benefit from the recovery and the economic evolutions driven by COVID. This resulted in bifurcated performance within the market through the summer months with market leadership further entrenched. The fall, however, proved volatile as investors weighed the risks from a viral resurgence, political uncertainty and a lack of further fiscal measures. It wasn’t until the release of better-than-expected vaccine efficacy data that markets were able to touch fresh highs. This motivated a strong cyclical rally in November 2020 amid belief in a broad near-term economic recovery. The subsequent rotation out of momentum styles, which had led the market, was one of the strongest on record as investors moved toward prior market laggards.

The Fund struggled against this highly changeable backdrop as trend-based measures were caught in the crosshairs of market rotations. Alternative, higher-frequency data insights generated strong performance during the third quarter earnings season, correctly capturing the market evolution towards areas such as e-commerce. However, these insights retraced their gains amid the sizable rotation out of momentum-related positions in November following the vaccine news. While these insights had typically proven resilient to unwinding in momentum stock performance, they were overwhelmed by the historic size of the style’s drawdown. Insights that look to capture trends across stock returns and company fundamentals were at the epicenter of the weakness. In this vein, underweight positions across real estate and financials ran against the sharp rally in those sectors as investors sought cyclical exposures. In addition, overweight positions in consumer discretionary stocks provided tepid results.

Positioning within Japan further weighed on performance during the period, most notably an underweight in that market’s technology names. The sector outperformed substantially in September as investors viewed it as a source of relative safety during the initial selloff in technology.

On the positive side, macro thematic and fundamental quality insights provided needed ballast for the period. Regarding the former, positioning benefited from recently added insights that look to capture the evolving reopening theme across global economies. Notably, insights that sought to benefit from vaccine-related news performed well by rotating the portfolio into cyclical exposures toward period end. Additionally, top-down positioning targeting sensitivity to China benefited performance given the broad recovery seen in that economy.

Within fundamental quality, insights related to environmental, social and governance (“ESG”) factors were among the top performers as they continued to demonstrate resilience and differentiated returns. This was highlighted by gains from a recently added insight that looks to identify companies likely to benefit from the European Union’s sustainability-focused fiscal package. The signal successfully motivated overweight positions to consumer discretionary and materials stocks in Germany. Similarly, an insight capturing investor flows into ESG-related positions continued to display performance strength. Elsewhere, quality insights that look at cash flow and favor founder-led companies were broadly additive.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, several new stock selection insights were added to the Fund. These included a new insight that looks to capture companies within Europe likely to benefit from fiscal measures supporting sustainable businesses. This continues to build out the Fund’s ESG positioning relative to generic quantitative exposures. Additionally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around vaccine development.

Describe portfolio positioning at period end.

At period end, the Fund’s positioning with respect to both geographical and sector allocation was largely neutral. The Fund showed slight preferences for equities in France, Germany and Sweden, and was slightly underweight in the United Kingdom, Switzerland and Belgium. From a sector perspective, the Fund was overweight in consumer discretionary and financials, while maintaining underweight allocations to health care and information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2020 (continued)	BlackRock Advantage International Fund

Performance Summary for the Period Ended November 30, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	19.47%	5.16%	N/A	5.92%	N/A	6.24%	N/A
Investor A	19.29	4.88	(0.63)%	5.63	4.50%	5.96	5.39%
Investor C	18.90	4.12	3.12	4.83	4.83	5.28	5.28
Class K	19.49	5.16	N/A	5.94	N/A	6.25	N/A
Class R	19.17	4.62	N/A	5.33	N/A	5.61	N/A
MSCI EAFE® Index(c)	20.16	6.37	N/A	6.19	N/A	5.85	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Funds’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

(c)	A free-float adjusted, market capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,194.70	$2.75		$1,000.00	$1,022.56	$2.54		0.50%
Investor A	1,000.00	1,192.90	4.12		1,000.00	1,021.31	3.80		0.75
Investor C	1,000.00	1,189.00	8.23		1,000.00	1,017.55	7.59		1.50
Class K	1,000.00	1,194.90	2.48		1,000.00	1,022.81	2.28		0.45
Class R	1,000.00	1,191.70	5.49		1,000.00	1,020.05	5.06		1.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2020 (continued)	BlackRock Advantage International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Nestlé SA, Registered Shares	2%
LVMH Moet Hennessy Louis Vuitton SE	1
Roche Holding AG	1
Keyence Corp.	1
AstraZeneca PLC	1
Fast Retailing Co. Ltd.	1
Nidec Corp.	1
Cie Financiere Richemont SA, Registered Shares	1
Novo Nordisk A/S, Class B	1
BHP Group Ltd.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	24%
France	12
United Kingdom	10
Germany	10
Switzerland	9
Australia	7
Netherlands	5
Sweden	4
United States	3
Denmark	3
Spain	3
Hong Kong	3
Italy	2
Finland	1
China	1
Norway	1
Singapore	1
Austria	1

(a)	Excludes short-term investments.

6	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2020	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2020, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The period was characterized by evolving market drivers, which ultimately challenged Fund performance. Initially, markets were driven higher on the combination of substantial fiscal and monetary support alongside the broad economic reopening after the COVID-related lockdowns. Market performance during this period was led by companies that investors believed would likely benefit from the recovery and the economic evolutions driven by COVID. This resulted in bifurcated performance within the market through the summer months as indices touched new highs in early September 2020. Investors then began to rotate out of technology shares as well as the broader year-to-date leaders, as they evaluated mounting risks from a viral resurgence, uncertainty around the U.S. election and a lack of further fiscal measures. Notably, however, the announcements of strong efficacy from vaccine developers in November 2020 motivated an equally robust cyclical rally. The subsequent rotation out of momentum styles, which had led the market, was one of the strongest on record as investors moved toward prior market laggards.

The Fund struggled against this highly changeable backdrop. In particular, the portfolio experienced weakness across fundamental insights as defensive and contrarian measures came under pressure amid investors’ focus on fiscal policy and U.S. election results rather than company fundamentals and the macroeconomic backdrop. Defensive measures, such as preferring companies with lower volatility, underperformed with notable weakness across banks. Other traditional fundamental measures also struggled, such as a contrarian measure that compares company valuations relative to research expenditures. This insight drove losses across semiconductor companies. Elsewhere, insights designed to capture opportunities associated with potential COVID-19 vaccines detracted from performance. The portfolio had moved into these positions earlier in the year after increased lockdown measures. However, questions around the efficacy of COVID-related therapeutics weighed on performance for these measures, highlighted by losses across biotechnology names. Finally, the positive vaccine news in November 2020 led to further Fund underperformance into period end. The resulting historic momentum rotation following the announcement adversely impacted trend-based sentiment measures. In particular, a timing insight focused on momentum exposures detracted given the sharp rotations of that style during the period.

While fundamental insights lagged overall, less traditional fundamental quality insights were notable bright spots. Positive contributions were led by measures related to environmental, social and governance (“ESG”) factors, which continued to demonstrate resilience. In particular, a recently added insight that captures investor flows into ESG-related positions performed well. This measure provided ballast in the period as the presidential election results became clear and the new administration seems more likely to enact climate-friendly policies after assuming office in the new year.

Elsewhere, sentiment insights constructed from alternative data also contributed positively. These insights were effective at identifying winners and losers as economies emerged from lockdown and activity restarted. Capturing how companies are navigating rapid changes in consumer habits and the emergence from lockdown using search trends and mobile application usage was most effective, highlighted by successful positioning across insurance names.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a new insight that looks to identify investor flows into ESG-related positions. This continues to build out the Fund’s ESG positioning relative to generic quantitative exposures. The Fund also built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around vaccine development.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the energy and utility sectors and slight underweight positions in the consumer discretionary and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2020 (continued)	BlackRock Advantage Large Cap Growth Fund

Performance Summary for the Period Ended November 30, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	23.14%	32.54%	N/A	17.70%	N/A	12.71%	N/A
Service	22.97	32.17	N/A	17.37	N/A	12.38	N/A
Investor A	22.98	32.13	25.19%	17.36	16.11%	12.37	11.76%
Investor C	22.58	31.19	30.19	16.49	16.49	11.68	11.68
Class K	23.16	32.55	N/A	17.57	N/A	12.47	N/A
Class R	22.84	31.88	N/A	17.05	N/A	12.01	N/A
Russell 1000® Growth Index(c)	25.82	36.40	N/A	19.56	N/A	17.31	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to- book ratios and higher forecasted growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,231.40	$3.47		$1,000.00	$1,021.96	$3.14		0.62%
Service	1,000.00	1,229.70	4.86		1,000.00	1,020.71	4.41		0.87
Investor A	1,000.00	1,229.80	4.86		1,000.00	1,020.71	4.41		0.87
Investor C	1,000.00	1,225.80	9.04		1,000.00	1,016.95	8.19		1.62
Class K	1,000.00	1,231.60	3.19		1,000.00	1,022.21	2.89		0.57
Class R	1,000.00	1,228.40	6.26		1,000.00	1,019.45	5.67		1.12

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2020 (continued)	BlackRock Advantage Large Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple Inc.	9%
Microsoft Corp.	7
Amazon.com, Inc.	7
Facebook, Inc., Class A	3
Alphabet, Inc., Class A	3
NVIDIA Corp.	3
Visa, Inc., Class A	3
Adobe, Inc.	2
Alphabet, Inc., Class C	2
Tesla, Inc.	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	42%
Consumer Discretionary	15
Health Care	12
Communication Services	11
Consumer Staples	5
Industrials	4
Real Estate	2
Financials	2
Energy	1
Materials	1
Utilities	1
Short-Term Securities	5
Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of November 30, 2020	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2020, the Fund underperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

The period was characterized by evolving market drivers, which ultimately challenged Fund performance. Initially, markets were driven higher on the combination of substantial fiscal and monetary support alongside the broad economic reopening after the COVID-related lockdowns. Market performance during this period was led by companies that investors believed would likely benefit from the recovery and the economic evolutions driven by COVID. This resulted in bifurcated performance within the market through the summer months as indices touched new highs in early September. Investors then began to rotate out of technology shares as well as the broader year-to-date leaders, as they evaluated mounting risks from a viral resurgence, uncertainty around the U.S. election and a lack of further fiscal measures. Notably, however, the announcements of strong efficacy from vaccine developers in November motivated an equally robust cyclical rally. The subsequent rotation out of momentum styles, which had led the market, was one of the strongest on record as investors moved toward prior market laggards.

The Fund struggled against this highly changeable backdrop with losses concentrated toward the end of the period. This broadly represented a reversal of performance across insights, which had delivered gains during the summer months. September 2020 was the primary driver of the weakness after the initial rotation out of technology names. Interestingly, the portfolio withstood the initial rotation, before ultimately declining as it extended beyond technology shares. This instigated a broad reversal of several successful positions, which had led performance post-lockdown. Traditional defensive measures, such as preferring companies with lower volatility, underperformed with notable weakness across biotechnology stocks. Additionally, positioning within software stocks, motivated by an expectation of an increasingly work-from-home environment, lagged amid the reversal. This dynamic extended equally to communications equipment company holdings. Finally, the positive vaccine news in November 2020 led to further Fund underperformance into period end. The resulting historic momentum rotation after the announcement adversely impacted trend-based sentiment measures, reflected in weakness across higher frequency alternative data insights within consumer retail names, such as those based on mobile application and transactional data.

Despite underperforming overall, the Fund was able to deliver gains early in the period as the economy began to reemerge from lockdown. Positive contributions were highlighted by successful trades across consumer discretionary names, as well as by positioning with respect to evolving economic themes such as work-from-home and vaccine development. As noted, these insights began to reverse and detracted as the market rotated toward period-end.

More broadly, fundamental insights were notable bright spots in the portfolio, led by quality measures which performed well against the volatile backdrop. Insights related to environmental, social and governance (“ESG”) factors were the top performers during the period as they continued to demonstrate resilience. A recently added insight that captures investor flows into ESG-related positions was a notable contributor. Elsewhere, more growth-oriented quality measures were rewarded given the economic recovery. A preference for founder-led businesses performed well having motivated an underweight to financials. Of note, a quality measure that looks toward dividend policy also performed well against the backdrop of low yields. Valuation measures, such as comparing companies’ research and development expenditures, were also broadly additive. This insight drove gains across health care equipment companies, most notably in November 2020 as the market rotated into cyclical value positions.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a new insight that looks to identify investor flows into ESG-related positions. This continued to build out the Fund’s ESG positioning relative to generic quantitative exposures. The Fund also built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around vaccine development.

Describe Fund positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral at period end. The Fund ended the period with slight overweight positions in industrials and consumer discretionary, while being slightly underweight in financials and communications services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2020 (continued)	BlackRock Advantage Small Cap Core Fund

Performance Summary for the Period Ended November 30, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	29.60%	12.38%	N/A	11.42%	N/A	11.48%	N/A
Investor A	29.41	12.12	6.23%	11.13	9.94%	11.20	10.42%
Investor C	28.89	11.25	10.25	10.31	10.31	10.35	10.35
Class K	29.60	12.42	N/A	11.46	N/A	11.50	N/A

Russell 2000® Index(d)	31.36	13.59	N/A	10.25	N/A	10.25	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)	The Fund commenced operations on March 14, 2013.
(d)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,296.00	$2.88		$1,000.00	$1,022.56	$2.54		0.50%
Investor A	1,000.00	1,294.10	4.31		1,000.00	1,021.31	3.80		0.75
Investor C	1,000.00	1,288.90	8.61		1,000.00	1,017.55	7.59		1.50
Class K	1,000.00	1,296.00	2.59		1,000.00	1,022.81	2.28		0.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Texas Roadhouse, Inc.	1%
Marcus & Millichap, Inc.	1
MDC Holdings, Inc.	1
International Game Technology PLC	1
New Jersey Resources Corp.	1
OSI Systems, Inc.	1
Qualys, Inc.	1
Generac Holdings, Inc.	1
Caesars Entertainment, Inc.	1
Hamilton Lane, Inc., Class A	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	20%
Industrials	16
Consumer Discretionary	14
Financials	14
Information Technology	13
Real Estate	6
Materials	4
Utilities	3
Energy	3
Consumer Staples	3
Communication Services	1
Short-Term Securities	7
Liabilities in Excess of Other Assets	(4)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

F U N D S U M M A R Y	11

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Advantage Large Cap Growth Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor A Shares. BlackRock Advantage Small Cap Core Fund’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because Investor A Shares or Institutional Shares, as applicable, of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares (available only in BlackRock Advantage Large Cap Growth Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Advantage International Fund and BlackRock Advantage Large Cap Growth Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage International Fund’s Class R Shares performance shown prior to the Class R Shares inception date of September 12, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2020 and held through November 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E	13

Schedule of Investments (unaudited) November 30, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.6%
Afterpay Ltd.(a)	3,505	$244,213
Alumina Ltd.	110,920	142,185
Aristocrat Leisure Ltd.	189,445	4,468,436
ASX Ltd.	16,746	947,047
Atlas Arteria Ltd.	29,092	137,944
Australia & New Zealand Banking Group Ltd.	94,363	1,560,859
Beach Energy Ltd.	120,330	153,639
Bendigo & Adelaide Bank Ltd.	229,774	1,495,974
BHP Group Ltd.	315,708	8,803,923
BHP Group PLC	62,770	1,419,271
Brambles Ltd.	317,325	2,558,825
Challenger Ltd.	17,796	74,848
CIMIC Group Ltd.(a)	24,011	450,836
Cochlear Ltd.	947	153,461
Coles Group Ltd.	4,563	59,651
Commonwealth Bank of Australia	103,955	6,028,440
Corporate Travel Management Ltd.(a)	2,365	34,827
CSL Ltd.	27,228	5,962,543
Deterra Royalties Ltd.(a)	106,098	358,254
Domino’s Pizza Enterprises Ltd.	470	25,476
Downer EDI Ltd.	11,305	42,954
Ensogo Ltd.(a)(b)	122,284	1
Flight Centre Travel Group Ltd.(a)	19,721	247,862
Fortescue Metals Group Ltd.	42,106	560,961
Glencore PLC(a)	263,534	742,969
Goodman Group	355,711	4,881,605
GPT Group	10,138	35,039
Harvey Norman Holdings Ltd.	12,781	43,007
IDP Education Ltd.	22,981	411,954
IGO Ltd.	29,781	102,551
Iluka Resources Ltd.	291,623	1,146,421
Insurance Australia Group Ltd.	397,469	1,499,849
IOOF Holdings Ltd.	266,227	724,336
Lendlease Group	2,890	30,066
Macquarie Group Ltd.	43,108	4,383,812
Magellan Financial Group Ltd.	15,741	683,030
Medibank Pvt Ltd.	29,886	62,530
Metcash Ltd.	10,849	23,445
Mineral Resources Ltd.	16,520	391,682
Mirvac Group	156,017	294,775
National Australia Bank Ltd.	9,244	153,785
Northern Star Resources Ltd.	8,903	82,686
Oil Search Ltd.	135,068	356,807
Orica Ltd.	12,523	148,729
Origin Energy Ltd.	9,115	34,551
OZ Minerals Ltd.	4,540	54,356
Perpetual Ltd.	38,234	940,956
Platinum Asset Management Ltd.	45	137
Qantas Airways Ltd.(a)	5,297	20,840
Ramsay Health Care Ltd.	18,555	859,338
Regis Resources Ltd.	58,532	158,827
Rio Tinto Ltd.	19,011	1,418,393
Rio Tinto PLC	28,418	1,855,104
Scentre Group	445,486	911,282
SEEK Ltd.	97,809	1,856,862
St. Barbara Ltd.	201,886	364,350
Suncorp Group Ltd.	33,412	247,812
Sydney Airport	8,770	43,273
Tabcorp Holdings Ltd.	241,222	675,335
Technology One Ltd.	33,935	228,351
Transurban Group	97,336	1,004,386

Security	Shares	Value

Australia (continued)
Treasury Wine Estates Ltd.	9,190	$57,696
Vicinity Centres	76,281	92,078
Westpac Banking Corp.	150,764	2,210,893
WiseTech Global Ltd.	20,198	456,618
Woodside Petroleum Ltd.	32,807	535,131
Worley Ltd.	26,514	250,079

		66,408,156

Austria — 0.6%
Erste Group Bank AG(a)	160,682	4,610,407
OMV AG	7,388	247,388
Raiffeisen Bank International AG(a)	78,868	1,504,831
Vienna Insurance Group AG Wiener Versicherung Gruppe	902	21,497

		6,384,123

Belgium — 0.4%
Ageas SA	2,609	127,738
Anheuser-Busch InBev SA	6,594	439,579
Cofinimmo SA	1,030	153,403
Elia Group SA	2,108	238,278
Euronav NV	26,389	207,835
KBC Group NV(a)	860	59,866
Proximus SADP	14,391	300,449
UCB SA	9,109	974,779
Umicore SA	36,808	1,651,108
Warehouses De Pauw CVA	2,014	68,457

		4,221,492

China — 1.0%
BOC Hong Kong Holdings Ltd.	915,500	2,979,374
Budweiser Brewing Co. APAC Ltd.(c)	45,300	155,515
ESR Cayman Ltd.(a)(c)	32,000	96,351
Prosus NV	57,426	6,224,901
XD, Inc.(a)	5,400	26,052
Yangzijiang Shipbuilding Holdings Ltd.	183,600	119,307

		9,601,500

Denmark — 3.1%
AP Moller - Maersk A/S, Class A	236	445,588
Chr Hansen Holding A/S(a)	36,313	3,526,392
Coloplast A/S, Class B	20,691	3,093,207
Danske Bank A/S(a)	21,666	356,686
DSV PANALPINA A/S	16,172	2,546,549
Genmab A/S(a)	5,454	2,097,450
H Lundbeck A/S	13,203	403,553
Jyske Bank A/S(a)	3,212	120,055
Novo Nordisk A/S, Class B	147,081	9,857,795
Novozymes A/S, B Shares	15,959	911,489
Orsted A/S(c)	15,002	2,699,262
ROCKWOOL International A/S, B Shares	1,141	416,095
SimCorp A/S	596	78,184
Topdanmark AS	806	34,025
Tryg A/S	29,636	859,769
Vestas Wind Systems A/S	15,239	3,105,914

		30,552,013

Faroe Islands — 0.0%
Bakkafrost P/F(a)	932	58,309

Finland — 1.5%
Elisa Oyj	892	47,863
Kesko Oyj, B Shares	17,487	457,805
Kojamo Oyj	51,091	1,063,127
Metso Outotec Oyj	22,920	205,026
Neste Oyj	34,964	2,336,305

14	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Nokia Oyj(a)	209,543	$835,658
Nordea Bank Abp(a)	427,212	3,651,142
Sampo Oyj, A Shares	113,030	4,857,244
TietoEVRY Oyj	4,839	153,554
UPM-Kymmene Oyj	19,000	623,433
Wartsila Oyj Abp	61,630	579,456

		14,810,613

France — 11.6%
Air France-KLM(a)	28,571	169,276
Air Liquide SA	33,643	5,497,950
Airbus SE(a)	25,734	2,690,426
ALD SA(c)	2,415	30,901
Alstom SA(a)	25,688	1,385,529
Amundi SA(a)(c)	23,149	1,841,093
AXA SA	98,204	2,295,957
BNP Paribas SA(a)	73,041	3,717,875
Casino Guichard Perrachon SA(a)	4,374	125,482
CNP Assurances(a)	86,062	1,365,541
Compagnie de Saint-Gobain(a)	43,829	2,076,259
Credit Agricole SA(a)	73,245	845,046
Danone SA	39,465	2,544,915
Dassault Systemes SE	45,889	8,475,160
Electricite de France SA	74,401	1,130,589
Engie SA(a)	152,762	2,248,770
EssilorLuxottica SA(a)	43,166	6,239,951
Eutelsat Communications SA	39,380	433,434
Faurecia SE(a)	16,066	795,846
Gaztransport Et Technigaz SA	2,202	217,636
Hermes International	5,254	5,111,916
ICADE	355	26,234
JCDecaux SA(a)	12,569	282,019
Klepierre SA	12,781	282,332
Legrand SA	53,262	4,510,252
L’Oreal SA	20,531	7,557,379
LVMH Moet Hennessy Louis Vuitton SE	23,202	13,327,131
Natixis SA(a)	293,305	901,678
Nexans SA(a)	8,195	516,277
Orange SA	362,437	4,587,752
Pernod Ricard SA	17,838	3,408,569
Peugeot SA(a)	38,114	894,204
Renault SA(a)	25,157	998,779
Rexel SA(a)	372,558	5,038,215
Rubis SCA	8,359	354,711
Safran SA(a)	4,794	698,840
Sanofi	50,393	5,079,555
Schneider Electric SE	20,922	2,914,969
Société Générale SA(a)	219,698	4,356,116
Teleperformance	747	248,413
TOTAL SE	46,486	1,973,116
Ubisoft Entertainment SA(a)	15,453	1,465,371
Unibail-Rodamco-Westfield	44,155	3,106,917
Valeo SA	28,276	1,090,883
Vinci SA	38,014	3,862,119
Wendel SE	1,445	163,263

		116,884,646

Germany — 9.8%
1&1 Drillisch AG	982	23,254
adidas AG(a)	18,907	6,034,049
ADLER Group SA(a)(c)	737	21,271
Allianz SE, Registered Shares	23,040	5,400,234
alstria office REIT-AG	143,557	2,310,054
Aroundtown SA(a)	232,627	1,610,025

Security	Shares	Value

Germany (continued)
BASF SE	66,389	$4,853,605
Bayer AG, Registered Shares	69,815	4,022,303
Bayerische Motoren Werke AG	26,965	2,339,739
Bayerische Motoren Werke AG, Preference Shares	1,081	71,028
Beiersdorf AG	73,294	8,206,988
CompuGroup Medical SE & Co. KgaA	13,827	1,369,839
Covestro AG(c)	20,706	1,152,145
Daimler AG, Registered Shares	63,456	4,248,463
Deutsche Boerse AG	27,038	4,503,776
Deutsche Lufthansa AG(a)	46,727	538,711
Deutsche Post AG, Registered Shares	59,633	2,876,592
DWS Group GmbH & Co. KGaA(c)	1,058	41,205
E.ON SE	366,810	3,969,061
Fielmann AG(a)	8,619	640,003
Freenet AG	2,928	59,693
Hannover Rueck SE	5,552	927,840
Hella GmbH & Co. KGaA(a)	9,023	517,704
HelloFresh SE(a)	4,492	265,083
HUGO BOSS AG	99,446	3,048,655
Infineon Technologies AG	96,232	3,395,158
Knorr-Bremse AG	8,449	1,081,210
LEG Immobilien AG	3,612	513,738
Porsche Automobil Holding SE, Preference Shares	9,730	617,973
Puma SE(a)	38,697	3,834,598
Rational AG	255	226,612
RWE AG	53,296	2,204,448
SAP SE	71,636	8,647,634
Siemens AG, Registered Shares	53,075	7,084,163
Siemens Healthineers AG(c)	78,030	3,586,944
Talanx AG	6,966	255,280
thyssenkrupp AG(a)	101,718	678,289
TUI AG	34,172	226,747
Volkswagen AG	2,658	491,306
Volkswagen AG, Preference Shares	35,164	5,902,556
Vonovia SE	379	25,916
Wacker Chemie AG	4,169	521,997

		98,345,889

Hong Kong — 2.8%
AIA Group Ltd.	546,800	6,000,796
Cathay Pacific Airways Ltd.(a)	136,000	127,401
CK Asset Holdings Ltd.	220,500	1,204,892
CLP Holdings Ltd.	213,500	2,005,614
Dah Sing Financial Holdings Ltd.	17,600	51,785
Hang Seng Bank Ltd.	58,300	1,013,614
Henderson Land Development Co. Ltd.	165,420	695,488
Hong Kong & China Gas Co. Ltd.	80,300	122,853
Hong Kong Exchanges & Clearing Ltd.	41,300	2,051,245
Hongkong Land Holdings Ltd.	118,300	480,233
Hutchison Port Holdings Trust, Class U	172,100	32,247
Jardine Strategic Holdings Ltd.	6,400	152,896
Kerry Properties Ltd.	260,500	667,407
Link REIT	175,000	1,530,041
Man Wah Holdings Ltd.	444,800	815,657
MTR Corp. Ltd.	201,500	1,090,807
New World Development Co. Ltd.	100,000	506,655
NWS Holdings Ltd.	268,000	256,262
Sun Hung Kai Properties Ltd.	137,000	1,821,061
Swire Pacific Ltd., Class A	171,000	979,864
Swire Properties Ltd.	961,200	2,931,936
Techtronic Industries Co. Ltd.	241,000	3,076,595

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Vitasoy International Holdings Ltd.	6,000	$24,632
Wharf Real Estate Investment Co. Ltd.	163,000	757,635

		28,397,616

India — 0.0%
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $804,375)(a)(b)(d)	1,080	264,514

Ireland — 0.3%
CRH PLC	3,199	125,827
Flutter Entertainment PLC(a)	5,589	1,036,979
Kerry Group PLC, Class A	2,387	334,701
Kingspan Group PLC(a)	16,054	1,400,823
Smurfit Kappa Group PLC	9,260	393,672

		3,292,002

Israel — 0.2%
Azrieli Group Ltd.	730	44,682
Bank Hapoalim BM	50,853	333,229
Bank Leumi Le-Israel BM	64,843	364,099
ICL Group Ltd.	11,270	53,600
Nice Ltd.(a)	3,639	885,070
Teva Pharmaceutical Industries Ltd.(a)	43,985	420,807

		2,101,487

Italy — 1.8%
Amplifon SpA(a)	4,712	189,160
Assicurazioni Generali SpA	362,874	6,203,091
Banca Generali SpA(a)	8,512	283,801
Banca Mediolanum SpA	21,540	196,899
Enel SpA	575,501	5,773,902
Ferrari NV	3,789	802,817
IMA Industria Macchine Automatiche SpA(a)	502	40,659
Interpump Group SpA	29,438	1,283,933
Intesa Sanpaolo SpA(a)	42,160	97,662
Italgas SpA	12,507	80,438
Mediaset SpA(a)	11	26
Pirelli & C SpA(a)(c)	22,208	119,489
Poste Italiane SpA(c)	32,614	335,127
Prysmian SpA	30,504	1,004,093
Recordati Industria Chimica e Farmaceutica SpA	918	49,100
Telecom Italia SpA	311,484	159,321
Terna Rete Elettrica Nazionale SpA	34,483	259,013
Unipol Gruppo SpA(a)	125,015	602,932

		17,481,463

Japan — 24.4%
AEON Financial Service Co. Ltd.	3,800	41,383
AGC, Inc.	700	23,270
Amada Co. Ltd.	54,300	520,498
ANA Holdings, Inc.(a)	21,400	513,587
Anritsu Corp.	4,800	109,512
Aozora Bank Ltd.	25,200	453,927
Asahi Group Holdings Ltd.	153,400	5,894,403
Asahi Intecc Co. Ltd.	3,800	139,219
Asahi Kasei Corp.	116,800	1,067,837
Astellas Pharma, Inc.	159,700	2,274,694
Benesse Holdings, Inc.	48,600	1,019,505
Bridgestone Corp.	42,700	1,486,600
Brother Industries Ltd.	3,800	72,584
Canon, Inc.	136,490	2,417,844
Central Japan Railway Co.	7,500	953,182
Chiba Bank Ltd.	3,500	19,718
Chugai Pharmaceutical Co. Ltd.	43,900	2,123,324
Coca-Cola Bottlers Japan Holdings, Inc.	7,500	114,636

Security	Shares	Value

Japan (continued)
Credit Saison Co. Ltd.	5,100	$58,303
CyberAgent, Inc.	12,100	826,926
Dai Nippon Printing Co. Ltd.	24,400	455,181
Daiichi Sankyo Co. Ltd.	94,100	3,331,643
Daito Trust Construction Co. Ltd.	4,700	459,596
Daiwa House Industry Co. Ltd.	79,200	2,420,352
Denso Corp.	8,900	419,603
Dentsu Group, Inc.	26,000	840,493
DIC Corp.	30,400	744,787
Dip Corp.	3,600	83,621
East Japan Railway Co.	10,800	667,959
Eisai Co. Ltd.	21,800	1,642,929
Electric Power Development Co. Ltd.	42,600	571,760
FANUC Corp.	29,800	7,309,651
Fast Retailing Co. Ltd.	13,300	10,897,494
Fuji Media Holdings, Inc.	89,100	924,531
FUJIFILM Holdings Corp.	32,100	1,726,885
Fuyo General Lease Co. Ltd.	800	48,755
Glory Ltd.	17,000	340,900
Hamamatsu Photonics KK	800	44,948
Hitachi Construction Machinery Co. Ltd.	2,700	74,580
Hitachi Ltd.	5,500	208,746
Honda Motor Co. Ltd.	84,800	2,359,300
Hoshizaki Corp.	1,300	128,089
Hoya Corp.	9,100	1,210,196
Idemitsu Kosan Co. Ltd.	3,800	78,782
Inpex Corp.	73,000	404,337
Isuzu Motors Ltd.	51,300	498,653
ITOCHU Corp.	20,300	535,702
Japan Airlines Co. Ltd.(a)	59,800	1,127,454
Japan Post Bank Co. Ltd.	83,400	653,431
Japan Post Holdings Co. Ltd.	814,100	6,025,235
Japan Post Insurance Co. Ltd.	1,400	23,291
Japan Tobacco, Inc.	207,700	4,204,302
Kajima Corp.	12,300	161,369
Kakaku.com, Inc.	6,700	187,452
Kamigumi Co. Ltd.	6,000	103,538
Kaneka Corp.	14,900	447,390
Kansai Paint Co. Ltd.	29,800	899,281
Kao Corp.	76,800	5,756,545
KDDI Corp.	156,200	4,444,887
Keyence Corp.	23,100	11,777,844
Kirin Holdings Co. Ltd.	36,100	783,826
Kobayashi Pharmaceutical Co. Ltd.	800	96,073
Kobe Bussan Co. Ltd.	1,700	59,556
Komatsu Ltd.	2,600	63,408
Konica Minolta, Inc.	294,800	941,518
Kubota Corp.	20,500	404,895
Kuraray Co. Ltd.	1,900	18,829
Kyocera Corp.	6,500	370,128
Kyoritsu Maintenance Co. Ltd.	3,300	114,153
Kyushu Railway Co.	56,400	1,185,961
LINE Corp.(a)	5,100	262,803
Lintec Corp.	25,600	527,363
M3, Inc.	10,600	975,431
Mabuchi Motor Co. Ltd.	500	22,280
Medley, Inc.(a)	700	35,656
Mitsubishi Corp.	11,800	274,152
Mitsubishi Materials Corp.	5,600	105,876
Mitsubishi UFJ Financial Group, Inc.	130,000	554,751
Mitsubishi UFJ Lease & Finance Co. Ltd.	450,700	2,067,824
Mitsui Fudosan Co. Ltd.	25,500	531,958

16	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
MonotaRO Co. Ltd.	4,200	$255,473
Morinaga & Co. Ltd.	6,500	237,164
MS&AD Insurance Group Holdings, Inc.	39,700	1,154,926
Murata Manufacturing Co. Ltd.	59,400	5,179,158
Nexon Co. Ltd.	147,000	4,433,491
Nidec Corp.	82,800	10,501,331
Nihon Kohden Corp.	15,700	496,050
Nihon M&A Center, Inc.	1,000	69,874
Nikon Corp.	52,500	325,495
Nintendo Co. Ltd.	7,000	3,971,676
Nippon Paint Holdings Co. Ltd.	10,500	1,345,333
Nippon Shinyaku Co. Ltd.	9,300	666,755
Nippon Shokubai Co. Ltd.	1,800	89,799
Nippon Telegraph & Telephone Corp.	215,000	5,084,808
Nippon Television Holdings, Inc.	31,600	343,726
Nisshin Seifun Group, Inc.	44,000	714,242
Nitori Holdings Co. Ltd.	1,500	318,925
NS Solutions Corp.	4,000	118,171
NTT Data Corp.	23,100	306,739
Obic Co. Ltd.	9,300	2,091,202
Omron Corp.	28,300	2,541,382
Oracle Corp. Japan	900	99,813
Oriental Land Co. Ltd.	23,600	4,008,579
ORIX Corp.	10,900	161,335
Otsuka Holdings Co. Ltd.	2,300	93,265
Park24 Co. Ltd.(a)	1,400	20,776
PeptiDream, Inc.(a)	11,300	574,571
Pola Orbis Holdings, Inc.	55,900	1,115,188
Recruit Holdings Co. Ltd.	184,800	7,747,023
Resona Holdings, Inc.	329,000	1,146,770
Resorttrust, Inc.	8,600	133,184
Ricoh Co. Ltd.	93,100	620,015
Rohm Co. Ltd.	17,000	1,413,582
Sankyu, Inc.	800	29,347
Sanrio Co. Ltd.	7,800	117,074
Santen Pharmaceutical Co. Ltd.	3,200	53,209
Sanwa Holdings Corp.	3,400	41,299
Sawai Pharmaceutical Co. Ltd.	1,900	85,672
SCSK Corp.	7,700	460,296
Seiko Epson Corp.	48,000	715,254
Sekisui House Ltd.	23,000	412,417
Seven & i Holdings Co. Ltd.	155,300	4,897,865
Shimadzu Corp.	31,900	1,149,368
Shimano, Inc.	5,200	1,230,125
Shin-Etsu Chemical Co. Ltd.	8,300	1,359,757
Shinsei Bank Ltd.	18,800	222,188
Shionogi & Co. Ltd.	43,000	2,301,681
Shiseido Co. Ltd.	2,300	162,299
Showa Denko KK	1,500	27,756
SMC Corp.	8,500	5,406,454
SoftBank Corp.	186,400	2,296,611
SoftBank Group Corp.	101,600	7,001,899
Sojitz Corp.	140,900	307,725
Sony Corp.	55,800	5,199,750
Subaru Corp.	1,100	21,827
Sumitomo Chemical Co. Ltd.	422,600	1,492,992
Sumitomo Corp.	233,800	2,860,155
Sumitomo Dainippon Pharma Co. Ltd.	1,500	18,916
Sumitomo Mitsui Financial Group, Inc.	224,500	6,454,951
Sumitomo Mitsui Trust Holdings, Inc.	67,600	1,961,258
Sumitomo Rubber Industries Ltd.	250,000	2,206,590
Suntory Beverage & Food Ltd.	57,900	2,114,402

Security	Shares	Value

Japan (continued)
Sysmex Corp.	22,400	$2,345,115
Takeda Pharmaceutical Co. Ltd.	124,700	4,460,750
TBS Holdings, Inc.	9,800	174,832
Terumo Corp.	14,200	563,467
THK Co. Ltd.	700	21,601
Tokai Carbon Co. Ltd.	5,300	58,161
Tokio Marine Holdings, Inc.	42,200	2,089,641
Tokyo Electron Ltd.	3,200	1,087,532
Tokyo Gas Co. Ltd.	1,600	35,854
Tokyu Corp.	4,200	50,867
Toray Industries, Inc.	28,300	152,712
Toshiba Corp.	14,300	399,236
Toyota Motor Corp.	95,300	6,431,830
Trend Micro, Inc.	3,800	205,688
TS Tech Co. Ltd.	2,600	76,048
Unicharm Corp.	74,900	3,638,168
Ushio, Inc.	4,400	55,196
West Japan Railway Co.	30,500	1,388,971
Yakult Honsha Co. Ltd.	78,400	3,723,519
Yamada Holdings Co. Ltd.	363,900	1,726,140
Yamaha Corp.	9,700	551,740
Yaskawa Electric Corp.	49,900	2,394,142
Yokogawa Electric Corp.	21,600	380,561
Z Holdings Corp.	266,100	1,678,040

		245,447,654

Luxembourg — 0.1%
Eurofins Scientific SE(a)(e)	5,700	466,273
RTL Group SA(a)	11,925	548,921

		1,015,194

Macau — 0.2%
Sands China Ltd.	576,000	2,354,187

Netherlands — 4.7%
ABN AMRO Group NV, CVA(a)(c)	277,920	2,845,152
Aegon NV	631,943	2,337,743
Akzo Nobel NV	29,542	3,128,218
Altice Europe NV(a)	7,573	39,839
Argenx SE(a)	1,933	553,674
ASML Holding NV	13,860	6,021,948
ASR Nederland NV	23,832	883,172
Euronext NV(c)	8,194	872,198
EXOR NV	12,847	898,640
Flow Traders(c)	1,974	63,541
Heineken NV	17,782	1,877,621
ING Groep NV(a)	733,137	7,131,012
Just Eat Takeaway.com NV(a)(c)	13,106	1,394,766
Koninklijke DSM NV	7,650	1,249,150
Koninklijke Philips NV(a)	52,059	2,682,777
Koninklijke Vopak NV	21,931	1,151,842
NN Group NV	2,025	81,840
Royal Dutch Shell PLC, A Shares	504,344	8,455,007
Royal Dutch Shell PLC, B Shares	315,701	5,070,313
SBM Offshore NV	15,250	284,415
Signify NV(a)(c)	10,904	459,623

		47,482,491

New Zealand — 0.3%
a2 Milk Co. Ltd(a)	17,646	182,466
a2 Milk Co. Ltd.(a)	141,548	1,437,486
Auckland International Airport Ltd.(a)	8,350	45,579
Fisher & Paykel Healthcare Corp. Ltd.	54,518	1,372,883

		3,038,414

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway — 0.9%
Aker BP ASA	19,267	$432,614
DNB ASA(a)	150,024	2,705,118
Equinor ASA	222,139	3,458,064
Gjensidige Forsikring ASA	45,234	984,916
Leroy Seafood Group ASA	68,619	427,777
Mowi ASA	12,566	254,332
NEL ASA(a)	195,376	534,101
Telenor ASA	27,295	464,205
Tomra Systems ASA	9	386

		9,261,513

Portugal — 0.2%
EDP - Energias de Portugal SA	271,669	1,452,143
Galp Energia SGPS SA	75,434	809,314

		2,261,457

Singapore — 0.7%
Ascendas Real Estate Investment Trust	330,100	728,959
CapitaLand Integrated Commercial Trust	171,300	246,799
CapitaLand Ltd.	113,100	261,829
City Developments Ltd.	12,600	72,520
ComfortDelGro Corp. Ltd.	22,000	26,914
DBS Group Holdings Ltd.	1,900	35,446
Frasers Logistics & Commercial Trust	49,200	50,475
Jardine Cycle & Carriage Ltd.	103,500	1,488,625
Keppel Corp. Ltd.	34,800	130,049
Mapletree Industrial Trust	9,700	21,179
Oversea-Chinese Banking Corp. Ltd.	77,600	578,549
SATS Ltd.(a)	7,600	23,314
Singapore Airlines Ltd.(a)	228,500	734,825
Singapore Post Ltd.	136,200	72,653
Singapore Press Holdings Ltd.	147,500	129,948
Singapore Technologies Engineering Ltd.(e)	180,700	516,039
Singapore Telecommunications Ltd.	154,000	272,923
United Overseas Bank Ltd.	76,000	1,264,068

		6,655,114

South Africa — 0.0%
Anglo American PLC	10,207	297,226

Spain — 2.9%
Acciona SA	349	44,504
Aena SME SA(a)(c)	1,589	258,861
Banco Bilbao Vizcaya Argentaria SA	1,048,365	4,854,530
Banco Santander SA(a)	737,031	2,137,478
CaixaBank SA	79,357	203,008
Cellnex Telecom SA(c)	16,426	1,040,529
EDP Renovaveis SA	23,687	502,041
Grifols SA	11,066	313,952
Iberdrola SA	420,703	5,775,290
Industria de Diseno Textil SA	216,144	7,174,764
Mapfre SA	84,812	162,740
Mediaset Espana Comunicacion SA(a)	24	108
Naturgy Energy Group SA	40,391	932,163
Repsol SA	206,629	1,980,488
Siemens Gamesa Renewable Energy SA	30,177	1,082,264
Telefonica SA	469,437	2,050,761

		28,513,481

Sweden — 3.7%
Alfa Laval AB(a)	69,526	1,757,037
Assa Abloy AB, Class B	179,595	4,297,500
Atlas Copco AB, A Shares	127,241	6,437,192
Atlas Copco AB, B Shares	119,182	5,278,337
Boliden AB	11,378	393,520

Security	Shares	Value

Sweden (continued)
Elekta AB, B Shares(e)	55,218	$748,286
Epiroc AB, Class A	148,557	2,469,316
Epiroc AB, Class B	48,311	768,256
EQT AB	9,076	202,649
Hennes & Mauritz AB, B Shares(a)	8,961	190,831
Industrivarden AB, C Shares(a)	994	30,417
Investor AB, B Shares	18,419	1,278,650
Kinnevik AB, Class B	5,384	268,199
L E Lundbergforetagen AB, B Shares(a)	30,387	1,560,010
Loomis AB(a)	12,000	342,222
Lundin Energy AB	11,172	266,905
Pandox AB(a)	24,305	418,539
Samhallsbyggnadsbolaget i Norden AB	41,263	141,116
Sandvik AB(a)	33,601	757,807
Skandinaviska Enskilda Banken AB, Class A(a)	209,069	2,207,060
SSAB AB, A Shares(a)	162,498	512,584
Svenska Cellulosa AB SCA, Class B(a)	43,168	700,596
Svenska Handelsbanken AB, A Shares(a)	289,681	2,933,745
Sweco AB, B Shares	201	3,499
Swedbank AB, A Shares(a)	100,549	1,820,635
Swedish Orphan Biovitrum AB(a)	15,975	296,954
Tele2 AB, B Shares	53,728	694,157

		36,776,019

Switzerland — 8.7%
ABB Ltd., Registered Shares	1,372	36,286
Alcon, Inc.(a)	12,329	787,272
Banque Cantonale Vaudoise	284	29,245
Cembra Money Bank AG	383	44,348
Cie Financiere Richemont SA, Registered Shares	123,308	10,299,547
Credit Suisse Group AG, Registered Shares	179,713	2,276,312
Geberit AG, Registered Shares	555	334,051
Givaudan SA, Registered Shares	1,746	7,152,370
Kuehne + Nagel International AG, Registered Shares	7,476	1,692,290
Lonza Group AG, Registered Shares	2,339	1,471,635
Nestlé SA, Registered Shares	217,548	24,368,534
Novartis AG, Registered Shares	81,412	7,370,679
Roche Holding AG	38,741	12,724,368
SGS SA, Registered Shares	609	1,739,108
Sika AG, Registered Shares	29,766	7,573,832
STMicroelectronics NV	54,356	2,141,318
Sulzer AG, Registered Shares	2	200
Swiss Life Holding AG, Registered Shares	192	85,674
Swiss Re AG	30,867	2,820,187
UBS Group AG, Registered Shares	26,614	377,496
Zurich Insurance Group AG	9,156	3,713,192

		87,037,944

United Arab Emirates — 0.0%
Network International Holdings PLC(a)(c)	86,239	310,495

United Kingdom — 10.3%
3i Group PLC	24,927	352,395
Abcam PLC	5,021	96,189
Ashmore Group PLC	4,015	22,467
AstraZeneca PLC	105,578	11,047,141
Auto Trader Group PLC(c)	263,378	1,958,974
Aviva PLC	113,755	481,616
Babcock International Group PLC(a)	29,539	132,253
BP PLC	1,057,065	3,432,111
British American Tobacco PLC	138,076	4,860,589
Britvic PLC	2,388	26,018
BT Group PLC	1,084,028	1,677,979

18	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Burberry Group PLC	89,938	$2,060,905
Centrica PLC(a)	300,118	174,269
Close Brothers Group PLC	15	258
Compass Group PLC	37,882	666,559
ConvaTec Group PLC(c)	129,061	355,815
Diageo PLC	220,568	8,490,985
Direct Line Insurance Group PLC	188,329	738,792
Dunelm Group PLC(a)	35,795	575,700
easyJet PLC	27,141	288,639
Experian PLC	192,802	6,830,954
GlaxoSmithKline PLC	347,488	6,306,844
Halma PLC	658	19,361
HomeServe PLC	110,486	1,530,452
Howden Joinery Group PLC(a)	216,753	1,814,100
HSBC Holdings PLC	1,107,636	5,699,347
IG Group Holdings PLC	20,743	220,985
Imperial Brands PLC	90,221	1,628,689
Informa PLC(a)	379,078	2,655,365
ITV PLC(a)	173,363	215,742
J Sainsbury PLC	153,196	427,624
JD Sports Fashion PLC	68,689	704,854
Johnson Matthey PLC	27,799	819,142
Kingfisher PLC(a)	39,782	144,473
Lloyds Banking Group PLC(a)	11,572,362	5,434,560
London Stock Exchange Group PLC	2,163	233,283
M&G PLC	94,916	235,509
Marks & Spencer Group PLC(a)	633,663	1,054,558
Meggitt PLC(a)	96,645	499,699
Ocado Group PLC(a)	57,697	1,696,362
Pets at Home Group PLC	86,725	478,303
Prudential PLC	60,085	923,971
Reckitt Benckiser Group PLC	31,673	2,764,659
RELX PLC	83,980	1,943,391
Rentokil Initial PLC(a)	183,131	1,212,476
Rightmove PLC(a)	169,714	1,414,444
Schroders PLC	1,466	62,646
Segro PLC	3,700	44,767
Smith & Nephew PLC	9,440	182,333
Smiths Group PLC	120,724	2,319,624
Spirax-Sarco Engineering PLC	2,037	300,061
SSE PLC	100,674	1,801,964
Standard Chartered PLC(a)	82,993	493,103
Taylor Wimpey PLC(a)	17,190	34,985
Tesco PLC	1,243,190	3,741,907
Travis Perkins PLC(a)	14,440	245,578
Unilever PLC	68,895	4,184,362
Unilever PLC	52,513	3,183,371
Victrex PLC	1,443	37,937
WH Smith PLC	26,137	490,618
Whitbread PLC(a)	13,219	529,897
Wm Morrison Supermarkets PLC	471,316	1,121,637

		103,123,591

United States — 0.3%
Ferguson PLC	1,398	156,491
Palantir Technologies, Inc., Class A (Acquired 02/07/14, cost $753,794)(a)(d)	122,968	3,223,466
Palantir Technologies, Inc., Class A(a)(e)	2	54

		3,380,011

Total Common Stocks — 97.1% (Cost: $836,548,251)		975,758,614

Security	Shares	Value

Rights

Singapore — 0.0%
Ascendas Real Estate Investment Trust (Expires 12/5/2020, Strike Price SGD 2.96)(a)	8,613	$—

Spain — 0.0%
Banco Santander SA (Expires 12/4/2020, Strike Price EUR 0.10)(a)	670,121	83,693

Total Rights — 0.0% (Cost: $79,292)		83,693

Warrants(a)

Switzerland — 0.0%
Cie Financiere Richemont SA (Issued/Exercisable 11/25/20, 1 Share for 1 Warrant, Expires 11/22/23, Strike Price CHF 67.00)	246,616	48,848

Total Warrants — 0.0% (Cost: $0)		48,848

Total Long-Term Investments — 97.1% (Cost: $836,627,543)		975,891,155

Short-Term Securities(f)(g)

Money Market Funds — 2.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	27,876,539	27,876,539
SL Liquidity Series, LLC, Money Market Series, 0.18%(h)	1,160,155	1,160,503

Total Short-Term Securities — 2.9% (Cost: $29,037,042)		29,037,042

Total Investments — 100.0% (Cost: $865,664,585)		1,004,928,197

Liabilities in Excess of Other Assets — (0.0)%		(103,914)

Net Assets — 100.0%		$1,004,824,283

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,487,980, representing 0.3% of its net assets as of period end, and an original cost of $1,558,169.

(e)	All or a portion of this security is on loan.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage International Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/20	Shares Held at 11/30/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$22,359,927	$5,516,612	(a)	$—	$—	$—	$27,876,539	27,876,539	$6,634		$—
SL Liquidity Series, LLC, Money Market Series	96,216	1,071,099	(a)	—	(6,501)	(311)	1,160,503	1,160,155	62,050	(b)	—

					$(6,501)	$(311)	$29,037,042		$68,684		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	326	12/18/20	$33,138	$1,951,984

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$1,951,984	$—	$—	$—	$1,951,984

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended November 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$5,242,425	$—	$—	$—	$5,242,425

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(19,379)	$—	$—	$—	$(19,379)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$31,389,730

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$358,254	$66,049,901	$1	$66,408,156
Austria	21,497	6,362,626	—	6,384,123
Belgium	—	4,221,492	—	4,221,492
China	—	9,601,500	—	9,601,500
Denmark	—	30,552,013	—	30,552,013
Faroe Islands	—	58,309	—	58,309
Finland	—	14,810,613	—	14,810,613
France	—	116,884,646	—	116,884,646
Germany	4,816,788	93,529,101	—	98,345,889
Hong Kong	152,896	28,244,720	—	28,397,616
India	—	—	264,514	264,514
Ireland	1,794,495	1,497,507	—	3,292,002
Israel	—	2,101,487	—	2,101,487
Italy	40,659	17,440,804	—	17,481,463
Japan	—	245,447,654	—	245,447,654
Luxembourg	—	1,015,194	—	1,015,194
Macau	—	2,354,187	—	2,354,187
Netherlands	3,029,463	44,453,028	—	47,482,491
New Zealand	—	3,038,414	—	3,038,414
Norway	254,332	9,007,181	—	9,261,513
Portugal	—	2,261,457	—	2,261,457
Singapore	—	6,655,114	—	6,655,114
South Africa	—	297,226	—	297,226
Spain	—	28,513,481	—	28,513,481
Sweden	345,721	36,430,298	—	36,776,019
Switzerland	—	87,037,944	—	87,037,944
United Arab Emirates	—	310,495	—	310,495
United Kingdom	3,635,375	99,488,216	—	103,123,591
United States	54	3,379,957	—	3,380,011
Rights	83,693	—	—	83,693
Warrants	48,848	—	—	48,848
Short-Term Securities
Money Market Funds	27,876,539	—	—	27,876,539

	$42,458,614	$961,044,565	$264,515	1,003,767,694

Investments Valued at NAV(a)				1,160,503

				$1,004,928,197

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,951,984	$—	$—	$1,951,984

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) November 30, 2020	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Lockheed Martin Corp.	8,290	$3,025,850
Mercury Systems, Inc.(a)	5,039	358,878
Northrop Grumman Corp.	5,341	1,614,371
Teledyne Technologies, Inc.(a)	1,076	406,663

		5,405,762

Air Freight & Logistics — 0.3%
CH Robinson Worldwide, Inc.	5,711	536,663
Expeditors International of Washington, Inc.	30,124	2,692,182

		3,228,845

Airlines — 0.2%
Alaska Air Group, Inc.	3,274	166,876
Delta Air Lines, Inc.	45,311	1,823,768
Southwest Airlines Co.	5,137	238,048

		2,228,692

Automobiles — 2.2%
Tesla, Inc.(a)	37,213	21,122,099

Banks — 0.0%
First Horizon Corp.	10,493	128,224
Pinnacle Financial Partners, Inc.	4,943	267,713

		395,937

Beverages — 1.0%
Brown-Forman Corp., Class B	31,877	2,571,199
Coca-Cola Co.	10,030	517,548
PepsiCo, Inc.	43,735	6,307,899

		9,396,646

Biotechnology — 3.1%
AbbVie, Inc.	94,195	9,850,913
Agios Pharmaceuticals, Inc.(a)	2,983	138,173
Amgen, Inc.	32,782	7,278,915
Biogen, Inc.(a)	3,713	891,751
Gilead Sciences, Inc.	13,642	827,660
Moderna, Inc.(a)	15,030	2,295,682
Regeneron Pharmaceuticals, Inc.(a)(b)	5,202	2,684,388
Vertex Pharmaceuticals, Inc.(a)	26,138	5,952,930

		29,920,412

Building Products — 0.4%
Allegion PLC	15,704	1,790,884
Lennox International, Inc.	6,949	2,000,131
Masco Corp.	1,800	96,606

		3,887,621

Capital Markets — 1.4%
Cboe Global Markets, Inc.	1,770	161,636
FactSet Research Systems, Inc.	8,932	2,981,144
Moody’s Corp.	17,132	4,837,049
S&P Global, Inc.	14,420	5,072,668

		13,052,497

Chemicals — 0.8%
Cabot Corp.	141
Ecolab, Inc.	9,901	2,199,507
PPG Industries, Inc.	15,366	2,255,268
Sherwin-Williams Co.	3,798	2,839,499

		7,294,315

Commercial Services & Supplies — 0.3%
Cintas Corp.	1,701	604,365
Copart, Inc.(a)	20,162	2,327,703

		2,932,068

Security	Shares	Value

Communications Equipment — 0.4%
Cisco Systems, Inc.	76,445	$3,288,664

Distributors — 0.1%
Pool Corp.	3,845	1,330,793

Electric Utilities — 0.4%
NextEra Energy, Inc.	52,936	3,895,560

Electronic Equipment, Instruments & Components — 1.0%
Cognex Corp.	36,887	2,771,689
Dolby Laboratories, Inc., Class A	13,838	1,223,971
National Instruments Corp.	37,226	1,393,369
Trimble, Inc.(a)	19,561	1,171,117
Zebra Technologies Corp., Class A(a)	7,944	3,006,169

		9,566,315

Entertainment — 2.9%
Activision Blizzard, Inc.	49,145	3,906,045
Electronic Arts, Inc.(a)	2,141	273,513
Live Nation Entertainment, Inc.(a)	2,016	132,350
Madison Square Garden Sports Corp.(a)	895	151,613
Netflix, Inc.(a)	24,216	11,882,791
Roku, Inc.(a)	3,788	1,112,043
Spotify Technology SA(a)	2,550	742,994
Walt Disney Co.	43,436	6,428,962
Warner Music Group Corp., Class A	46,822	1,392,018
World Wrestling Entertainment, Inc., Class A	18,798	809,066
Zynga, Inc., Class A(a)	116,598	961,933

		27,793,328

Equity Real Estate Investment Trusts (REITs) — 2.0%
Alexandria Real Estate Equities, Inc.	4,689	767,730
American Tower Corp.	22,968	5,310,201
Brixmor Property Group, Inc.	34,448	526,021
Equinix, Inc.	3,705	2,585,312
Kimco Realty Corp.	47,697	688,745
Prologis, Inc.	50,793	5,081,840
Regency Centers Corp.	28,210	1,285,812
Simon Property Group, Inc.	37,415	3,089,356

		19,335,017

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	32,034	12,549,960

Food Products — 1.2%
General Mills, Inc.	43,366	2,637,520
Hershey Co.	24,765	3,662,496
McCormick & Co., Inc.	24,683	4,615,227

		10,915,243

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	23,538	2,547,282
Align Technology, Inc.(a)	674	324,389
Danaher Corp.	701	157,466
DexCom, Inc.(a)	15,210	4,862,333
Edwards Lifesciences Corp.(a)	88,289	7,406,564
IDEXX Laboratories, Inc.(a)	16,162	7,450,359
Insulet Corp.(a)	804	207,199
Intuitive Surgical, Inc.(a)	619	449,425
Novocure Ltd.(a)	969	121,755
Quidel Corp.(a)	1,995	389,125
ResMed, Inc.	2,674	560,470
West Pharmaceutical Services, Inc.	3,473	955,631

		25,431,998

Health Care Providers & Services — 2.1%
Anthem, Inc.	9,386	2,923,927

22	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Henry Schein, Inc.(a)	10,417	$669,917
Humana, Inc.	1,216	487,032
McKesson Corp.	19,561	3,519,220
UnitedHealth Group, Inc.	35,574	11,964,959

		19,565,055

Health Care Technology — 0.6%
Teladoc Health, Inc.(a)(b)	13,362	2,655,965
Veeva Systems, Inc., Class A(a)	12,113	3,353,726

		6,009,691

Hotels, Restaurants & Leisure — 1.6%
Chipotle Mexican Grill, Inc.(a)	2,673	3,446,646
Churchill Downs, Inc.	1,868	336,091
Darden Restaurants, Inc.	6,227	672,392
Dunkin’ Brands Group, Inc.	3,698	393,245
Hyatt Hotels Corp., Class A	11,871	854,356
Penn National Gaming, Inc.(a)	2,534	177,380
Planet Fitness, Inc., Class A(a)	37,319	2,722,421
Six Flags Entertainment Corp.	9,899	304,196
Starbucks Corp.	14,564	1,427,563
Texas Roadhouse, Inc.	8,910	675,378
Wendy’s Co.	142,158	3,126,055
Wyndham Hotels & Resorts, Inc.	1,646	94,645
Wynn Resorts Ltd.	12,670	1,273,335

		15,503,703

Household Products — 1.5%
Clorox Co.	45,229	9,179,678
Colgate-Palmolive Co.	55,834	4,781,624

		13,961,302

Industrial Conglomerates — 0.2%
Roper Technologies, Inc.	3,243	1,384,761

Insurance — 0.1%
Marsh & McLennan Cos., Inc.	6,666	764,190
Progressive Corp.	2,608	227,183

		991,373

Interactive Media & Services — 8.6%
Alphabet, Inc., Class A(a)	14,859	26,068,630
Alphabet, Inc., Class C(a)	12,099	21,303,193
Facebook, Inc., Class A(a)	111,265	30,817,067
Match Group, Inc.(a)	5,219	726,537
Twitter, Inc.(a)	67,189	3,124,960

		82,040,387

Internet & Direct Marketing Retail — 7.3%
Amazon.com, Inc.(a)	20,597	65,252,120
Etsy, Inc.(a)	14,274	2,293,832
Grubhub, Inc.(a)	466	32,778
MercadoLibre, Inc.(a)	602	935,105
Wayfair, Inc., Class A(a)	4,886	1,242,803

		69,756,638

IT Services — 8.3%
Accenture PLC, Class A	32,630	8,127,807
Automatic Data Processing, Inc.	10,659	1,853,387
Fiserv, Inc.(a)	36,128	4,161,223
GoDaddy, Inc., Class A(a)	15,741	1,252,039
Mastercard, Inc., Class A	41,437	13,943,965
Okta, Inc.(a)	11,369	2,785,860
PayPal Holdings, Inc.(a)	91,331	19,555,794
Snowflake, Inc., Class A(a)	4,233	1,379,281
Twilio, Inc., Class A(a)(b)	3,480	1,113,913

Security	Shares	Value

IT Services (continued)
Visa, Inc., Class A	116,006	$24,401,862
Wix.com Ltd.(a)	1,050	268,201

		78,843,332

Life Sciences Tools & Services — 1.3%
Adaptive Biotechnologies Corp.(a)	3,816	184,008
Agilent Technologies, Inc.	46,257	5,407,443
Illumina, Inc.(a)	4,859	1,565,035
QIAGEN NV(a)	2,582	124,607
Thermo Fisher Scientific, Inc.	10,968	5,099,901

		12,380,994

Machinery — 0.2%
Navistar International Corp.(a)	10,958	485,001
Xylem, Inc.	13,364	1,282,543

		1,767,544

Multiline Retail — 0.2%
Nordstrom, Inc.	81,078	2,101,542

Multi-Utilities — 0.3%
CMS Energy Corp.	40,133	2,469,785
Consolidated Edison, Inc.	5,102	389,027

		2,858,812

Oil, Gas & Consumable Fuels — 0.8%
Cheniere Energy, Inc.(a)	102,253	5,796,723
Phillips 66	25,920	1,570,234
Williams Cos., Inc.	26,722	560,627

		7,927,584

Personal Products — 0.1%
Estee Lauder Cos., Inc., Class A	5,439	1,334,296

Pharmaceuticals — 2.6%
Bristol-Myers Squibb Co.	81,301	5,073,183
Eli Lilly & Co.	7,208	1,049,845
Johnson & Johnson	18,663	2,700,163
Merck & Co., Inc.	81,682	6,566,416
Zoetis, Inc.	58,837	9,436,278

		24,825,885

Professional Services — 0.7%
IHS Markit Ltd.	19,770	1,966,324
Robert Half International, Inc.	10,871	697,701
Verisk Analytics, Inc.	18,479	3,664,571

		6,328,596

Road & Rail — 0.3%
Old Dominion Freight Line, Inc.	14,487	2,946,076

Semiconductors & Semiconductor Equipment — 6.4%
Advanced Micro Devices, Inc.(a)	61,413	5,690,529
Analog Devices, Inc.	45,434	6,318,961
Applied Materials, Inc.	143,561	11,840,911
Cirrus Logic, Inc.(a)	19,959	1,598,716
CMC Materials, Inc.	1	154
Intel Corp.	55,051	2,661,716
NVIDIA Corp.	45,804	24,553,692
QUALCOMM, Inc.	31,097	4,576,545
Texas Instruments, Inc.	20,904	3,370,770

		60,611,994

Software — 17.2%
Adobe, Inc.(a)	49,461	23,665,605
Autodesk, Inc.(a)	3,169	888,049
Cadence Design Systems, Inc.(a)	76,972	8,951,844
Cloudflare, Inc., Class A(a)	8,180	614,154
FreedomPay, Inc.(a)(c)	43,051	0

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
HubSpot, Inc.(a)	5,178	$2,041,841
Intuit, Inc.	12,299	4,329,494
Microsoft Corp.	328,612	70,345,971
Proofpoint, Inc.(a)	16,667	1,724,868
RingCentral, Inc., Class A(a)	5,397	1,603,179
salesforce.com, Inc.(a)	75,598	18,581,988
ServiceNow, Inc.(a)	32,626	17,440,228
Teradata Corp.(a)	47,634	1,044,614
VMware, Inc., Class A(a)	39,545	5,531,950
Workday, Inc., Class A(a)	7,420	1,667,942
Zendesk, Inc.(a)	3,037	405,439
Zoom Video Communications, Inc., Class A(a)	8,206	3,925,422
Zscaler, Inc.(a)	7,899	1,230,269

		163,992,857

Specialty Retail — 2.1%
Home Depot, Inc.	56,279	15,612,357
Lowe’s Cos., Inc.	30,430	4,741,603

		20,353,960

Technology Hardware, Storage & Peripherals — 9.4%
Apple Inc.	746,939	88,923,088
NetApp, Inc.	9,953	530,594

		89,453,682

Textiles, Apparel & Luxury Goods — 1.2%
Lululemon Athletica, Inc.(a)(b)	12,776	4,729,931
NIKE, Inc., Class B	52,915	7,127,650

		11,857,581

Thrifts & Mortgage Finance — 0.4%
Essent Group Ltd.	2,388	104,737
Rocket Cos., Inc., Class A(a)(b)	160,383	3,323,136

		3,427,873

Trading Companies & Distributors — 0.4%
Fastenal Co.	16,200	801,090
WW Grainger, Inc.	7,322	3,062,793

		3,863,883

Security	Shares	Value

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	12,003	$388,297

Total Common Stocks — 96.2% (Cost: $581,693,522)		917,449,470

Rights

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., CVR(a)(b)	36,866	43,502

Total Rights — 0.0% (Cost: $84,792)		43,502

Total Long-Term Investments — 96.2% (Cost: $581,778,314)		917,492,972

Short-Term Securities(d)(e)

Money Market Funds — 4.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	35,671,366	35,671,366
SL Liquidity Series, LLC, Money Market Series, 0.18%(f)	7,374,230	7,376,442

Total Short-Term Securities — 4.5% (Cost: $43,047,666)		43,047,808

Total Investments — 100.7% (Cost: $624,825,980)		960,540,780

Liabilities in Excess of Other Assets — (0.7)%		(6,713,039)

Net Assets — 100.0%		$953,827,741

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Value at 11/30/20	Shares Held at 11/30/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$24,850,774	$10,820,592	(a)	$ —	$—	$—		$35,671,366	35,671,366	$8,065		$—
SL Liquidity Series, LLC, Money Market Series	2,793,823	4,587,297	(a)	—	(3,666)		(1,012)	7,376,442	7,374,230	16,005	(b)	—

					$(3,666)		$(1,012)	$43,047,808		$24,070		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

24	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Large Cap Growth Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NASDAQ 100 E-Mini Index	154	12/18/20	$37,813	$2,064,471

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$2,064,471	$—	$—	$—	$2,064,471

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended November 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$6,117,807	$—	$—	$—	$6,117,807

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$455,803	$—	$—	$—	$455,803

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$34,476,685

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Large Cap Growth Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$917,449,470	$—	$—	$917,449,470
Rights	43,502	—	—	43,502
Short-Term Securities
Money Market Funds	35,671,366	—	—	35,671,366

	$953,164,338	$—	$—	953,164,338

Investments Valued at NAV(a)				7,376,442

				$960,540,780

Derivative Financial Instruments(b)
Assets
Equity Contracts	$2,064,471	$—	$—	$2,064,471

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
AAR Corp.	23,042	$653,702
Aerojet Rocketdyne Holdings, Inc.(a)(b)	151,026	5,652,903
AeroVironment, Inc.(a)	14,637	1,249,853
Astronics Corp.(a)	71,267	813,869
Cubic Corp.	20,962	1,227,535
HEICO Corp., Class A	10,633	1,177,605
Mercury Systems, Inc.(a)	33,718	2,401,396
Moog, Inc., Class A	53,362	4,128,084

		17,304,947

Air Freight & Logistics — 1.3%
Echo Global Logistics, Inc.(a)	318,200	9,033,698
Forward Air Corp.	106,177	7,758,353
Hub Group, Inc., Class A(a)	251,119	13,716,120
Radiant Logistics, Inc.(a)	51,839	306,887

		30,815,058

Airlines — 0.5%
Allegiant Travel Co.	42,845	7,291,790
Spirit Airlines, Inc.(a)	172,906	3,912,863

		11,204,653

Auto Components — 1.3%
Cooper-Standard Holdings, Inc.(a)	49,309	1,672,561
Dana, Inc.	149,116	2,511,114
Dorman Products, Inc.(a)(b)	5,682	524,846
Fox Factory Holding Corp.(a)(b)	82,362	7,187,732
Goodyear Tire & Rubber Co.	64,514	672,236
LCI Industries	68,876	8,663,223
Modine Manufacturing Co.(a)	68,476	747,758
Tenneco, Inc., Class A(a)	62,472	665,327
Visteon Corp.(a)	64,459	7,789,870

		30,434,667

Automobiles — 0.1%
Winnebago Industries, Inc.	46,802	2,477,230

Banks — 6.8%
ACNB Corp.	14,941	372,180
Ameris Bancorp	31,249	1,062,778
BancFirst Corp.	116,865	6,337,589
Bancorp, Inc.(a)	190,539	2,248,360
Bank of Commerce Holdings	50,450	474,735
Bank7 Corp.	276	3,356
BankFinancial Corp.	49,269	397,601
Bankwell Financial Group, Inc.	10,886	199,214
Banner Corp.	66,782	2,760,100
Berkshire Hills Bancorp, Inc.	124,970	2,049,508
BOK Financial Corp.	2	134
Boston Private Financial Holdings, Inc.	38,520	275,803
Bridge Bancorp, Inc.	1,952	43,569
Cadence BanCorp.	113,536	1,582,692
Capital City Bank Group, Inc.	92,645	2,109,527
Capstar Financial Holdings, Inc.	52,415	631,601
Carter Bankshares, Inc.	37,964	355,723
Cathay General Bancorp	138,822	3,921,721
Central Pacific Financial Corp.	18,484	302,953
CIT Group, Inc.	184,755	6,187,445
Civista Bancshares, Inc.	13,217	222,442
Community Bank System, Inc.	11,368	707,658
Community Bankers Trust Corp.	27,257	177,171
Community Trust Bancorp, Inc.	2,600	88,010
Customers Bancorp, Inc.(a)	17,187	290,288
CVB Financial Corp.	52,316	993,481

Security	Shares	Value

Banks (continued)
Equity Bancshares, Inc., Class A(a)	19,591	$397,208
Financial Institutions, Inc.	25,507	510,395
First BanCorp	149,870	1,189,968
First Busey Corp.	37,455	749,475
First Commonwealth Financial Corp.	74,596	721,343
First Community Bankshares, Inc.	72,835	1,534,633
First Financial Bancorp	16,135	258,967
First Financial Bankshares, Inc.	56,979	1,904,238
First Financial Corp.	30,813	1,166,888
First Financial Northwest, Inc.	138,387	1,527,792
First Foundation, Inc.	15,820	280,963
First Horizon Corp.	192,588	2,353,425
First Interstate BancSystem, Inc., Class A	97,218	3,699,145
First Midwest Bancorp, Inc.	25,309	354,073
First United Corp.	33,701	514,951
Flushing Financial Corp.	25,678	364,628
Fulton Financial Corp.	478,881	5,899,814
Glacier Bancorp, Inc.	190,279	7,757,675
Hancock Whitney Corp.	221,666	6,226,598
HBT Financial, Inc.	160,708	2,246,698
Heartland Financial USA, Inc.	26,637	1,038,310
Heritage Commerce Corp.	111,076	935,260
Home BancShares, Inc.	94,395	1,747,251
Independent Bank Corp.	87,542	1,489,089
Independent Bank Group, Inc.	12,163	682,466
International Bancshares Corp.	48,936	1,586,016
Investar Holding Corp.	17,357	282,225
Investors Bancorp, Inc.	353,296	3,419,905
Lakeland Bancorp, Inc.	118,103	1,419,598
Lakeland Financial Corp.	19,971	1,014,327
Level One Bancorp, Inc.	127	2,422
Macatawa Bank Corp.	19,763	153,361
Mercantile Bank Corp.	60,215	1,495,138
Meridian Corp.	337	6,268
Midland States Bancorp, Inc.	48,007	813,719
MidWestOne Financial Group, Inc.	7,960	185,150
National Bank Holdings Corp., Class A	10,917	351,309
NBT Bancorp, Inc.	11,695	350,265
Northrim BanCorp, Inc.	90,983	2,890,530
OceanFirst Financial Corp.	204,171	3,219,777
Pacific Mercantile Bancorp(a)	197,682	988,410
Pacific Premier Bancorp, Inc.	54,656	1,575,186
Peapack-Gladstone Financial Corp.	101,902	2,242,863
Preferred Bank/Los Angeles CA	11,314	416,016
QCR Holdings, Inc.	11,451	399,296
Republic Bancorp, Inc., Class A	38,426	1,356,438
Republic First Bancorp, Inc.(a)	1,068,878	3,324,211
Sandy Spring Bancorp, Inc.	323,172	9,520,647
Sierra Bancorp	94,257	2,073,654
Silvergate Capital Corp., Class A(a)	10,085	358,925
Simmons First National Corp., Class A	28,041	546,799
SmartFinancial, Inc.	38,659	682,718
South Plains Financial, Inc.	45,542	803,816
South State Corp.	99,553	6,617,288
Southern National Bancorp of Virginia, Inc.	58,302	637,824
Synovus Financial Corp.	37,291	1,177,277
Texas Capital Bancshares, Inc.(a)	49,766	2,781,919
Towne Bank	27,811	604,889
TriCo Bancshares	24,011	786,600
TriState Capital Holdings, Inc.(a)	303,807	4,523,686
Triumph Bancorp, Inc.(a)	57,441	2,610,119
Trustmark Corp.	24,556	609,480

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
UMB Financial Corp.	29,720	$2,021,257
United Bankshares, Inc.	22,507	659,005
United Community Banks, Inc.	108,070	2,583,954
United Security Bancshares	7,219	50,894
Univest Financial Corp.	107,183	1,962,521
Washington Trust Bancorp, Inc.	70,219	2,761,011
WesBanco, Inc.	72,592	2,078,309
West Bancorporation, Inc.	21,127	407,329
Wintrust Financial Corp.	31,843	1,735,125

		155,434,368

Beverages — 0.1%
National Beverage Corp.(a)	26,912	2,638,183

Biotechnology — 9.8%
ACADIA Pharmaceuticals, Inc.(a)	45,799	2,594,971
Affimed NV(a)	58,195	310,761
Agenus, Inc.(a)(b)	520,031	1,924,115
Akero Therapeutics, Inc.(a)	9,785	281,612
Alector, Inc.(a)(b)	159,828	2,095,345
Allakos, Inc.(a)	12,985	1,389,785
Allogene Therapeutics, Inc.(a)(b)	105,895	3,288,040
Allovir, Inc.(a)	23,285	922,319
ALX Oncology Holdings, Inc.(a)	8,136	625,902
Amicus Therapeutics, Inc.(a)	130,642	2,990,395
Anika Therapeutics, Inc.(a)	27,944	1,056,283
Apellis Pharmaceuticals, Inc.(a)	20,883	984,425
Aptinyx, Inc.(a)	180,087	714,945
Arcus Biosciences, Inc.(a)(b)	58,354	1,588,979
Arcutis Biotherapeutics, Inc.(a)	35,754	969,649
Ardelyx, Inc.(a)	40,628	255,956
Arena Pharmaceuticals, Inc.(a)	33,583	2,212,112
Arrowhead Pharmaceuticals, Inc.(a)	43,749	2,735,625
Atara Biotherapeutics, Inc.(a)	127,682	2,960,946
Athenex, Inc.(a)	169,138	2,305,351
Athersys, Inc.(a)(b)	240,674	445,247
Avidity Biosciences, Inc.(a)	71,694	2,146,518
Beyondspring, Inc.(a)	1,202	13,438
BioCryst Pharmaceuticals, Inc.(a)	339,602	1,735,366
Biohaven Pharmaceutical Holding Co. Ltd.(a)	14,606	1,299,204
Black Diamond Therapeutics, Inc.(a)	61,722	2,057,812
Blueprint Medicines Corp.(a)	43,188	4,667,759
Bridgebio Pharma, Inc.(a)(b)	157,559	7,915,764
Calithera Biosciences, Inc.(a)	116,699	572,992
CareDx, Inc.(a)	4,736	270,757
Celldex Therapeutics, Inc.(a)	23	518
Cellular Biomedicine Group, Inc.(a)	12,300	226,197
Chimerix, Inc.(a)	6,324	23,841
Clovis Oncology, Inc.(a)(b)	89,954	442,574
Coherus Biosciences, Inc.(a)	179,739	3,317,982
Crinetics Pharmaceuticals, Inc.(a)	24,028	321,254
Cue Biopharma, Inc.(a)	57,322	801,648
CytomX Therapeutics, Inc.(a)	59,124	444,612
Deciphera Pharmaceuticals, Inc.(a)	28,778	1,778,480
Denali Therapeutics, Inc.(a)	22,566	1,375,849
Dynavax Technologies Corp.(a)	72,405	367,817
Editas Medicine, Inc.(a)(b)	159,549	4,880,604
Eidos Therapeutics, Inc.(a)	12,132	1,116,872
Emergent BioSolutions, Inc.(a)(b)	34,981	2,865,993
Enanta Pharmaceuticals, Inc.(a)	85,655	3,528,986
Epizyme, Inc.(a)	72,971	1,002,622
Equillium, Inc.(a)	442	2,298
Exelixis, Inc.(a)	14,839	284,315
Fate Therapeutics, Inc.(a)(b)	64,792	3,788,064

Security	Shares	Value

Biotechnology (continued)
FibroGen, Inc.(a)(b)	177,281	$7,323,478
Flexion Therapeutics, Inc.(a)(b)	188,752	2,021,534
Forma Therapeutics Holdings, Inc.(a)	5,504	240,745
Forte Biosciences, Inc.(a)	2,956	103,844
Frequency Therapeutics, Inc.(a)(b)	87,118	2,500,287
G1 Therapeutics, Inc.(a)	164,835	3,009,887
Gossamer Bio, Inc.(a)	34,480	304,803
Halozyme Therapeutics, Inc.(a)	156,872	6,133,695
Harpoon Therapeutics, Inc.(a)	102,679	1,531,971
Heron Therapeutics, Inc.(a)	73,831	1,279,491
IGM Biosciences, Inc.(a)	18,091	1,208,117
Inovio Pharmaceuticals, Inc.(a)(b)	155,234	1,896,960
Insmed, Inc.(a)(b)	12,710	495,817
Intellia Therapeutics, Inc.(a)(b)	38,100	1,496,187
Invitae Corp.(a)	106,475	5,286,484
iTeos Therapeutics, Inc.(a)	8,416	225,465
Karyopharm Therapeutics, Inc.(a)	305,685	5,193,588
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	30,110	561,853
Kodiak Sciences, Inc.(a)	8,884	1,214,176
Ligand Pharmaceuticals, Inc.(a)(b)	24,750	2,088,158
MacroGenics, Inc.(a)	95,115	2,194,303
Madrigal Pharmaceuticals, Inc.(a)	4,444	519,015
Mirati Therapeutics, Inc.(a)	50,083	11,912,242
Myriad Genetics, Inc.(a)	23,769	416,908
Natera, Inc.(a)	122,317	10,796,922
Novavax, Inc.(a)(b)	60,364	8,420,778
Nurix Therapeutics, Inc.(a)	16,803	716,144
OPKO Health, Inc.(a)(b)	653,149	3,030,611
Oyster Point Pharma, Inc.(a)	8,401	184,234
Passage Bio, Inc.(a)	22,049	452,225
Poseida Therapeutics, Inc.(a)	38,162	443,061
Precigen, Inc.(a)(b)	78,165	619,067
Precision BioSciences, Inc.(a)	48,879	609,521
Prevail Therapeutics, Inc.(a)	194,116	1,993,571
PTC Therapeutics, Inc.(a)	55,975	3,502,356
Puma Biotechnology, Inc.(a)	84,684	952,695
Radius Health, Inc.(a)	61,564	971,480
REGENXBIO, Inc.(a)	85,464	2,977,566
Replimune Group, Inc.(a)	14,810	765,381
REVOLUTION Medicines, Inc.(a)	46,662	2,035,863
Rigel Pharmaceuticals, Inc.(a)	785,009	2,378,577
Sangamo Therapeutics, Inc.(a)(b)	168,746	1,685,773
Seres Therapeutics, Inc.(a)(b)	166,005	4,583,398
Spectrum Pharmaceuticals, Inc.(a)	1,096,457	5,164,312
Sutro Biopharma, Inc.(a)	87,304	1,492,898
Taysha Gene Therapies, Inc.(a)	28,653	648,131
Travere Therapeutics, Inc.(a)	156,537	3,589,393
Turning Point Therapeutics, Inc.(a)	6,202	660,513
Twist Bioscience Corp.(a)	60,228	6,729,877
Ultragenyx Pharmaceutical, Inc.(a)	81,425	9,652,120
UroGen Pharma Ltd.(a)	14,829	307,702
Vanda Pharmaceuticals, Inc.(a)(b)	45,779	558,962
Veracyte, Inc.(a)	112,558	6,135,537
Vir Biotechnology, Inc.(a)(b)	52,992	1,689,385
Xencor, Inc.(a)	41,861	1,771,558
Y-mAbs Therapeutics, Inc.(a)(b)	11,845	602,555

		225,184,073

Building Products — 1.1%
AAON, Inc.	9,747	634,822
Advanced Drainage Systems, Inc.	51,904	3,620,304
Builders FirstSource, Inc.(a)	180,301	6,745,060
Caesarstone Ltd.	19,767	236,018

28	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Gibraltar Industries, Inc.(a)	82,575	$5,405,360
Griffon Corp.	15,319	319,401
Resideo Technologies, Inc.(a)	26,141	483,347
Trex Co., Inc.(a)	112,074	8,385,377

		25,829,689

Capital Markets — 2.7%
Ares Management Corp., Class A	75,909	3,419,701
Artisan Partners Asset Management, Inc., Class A	59,254	2,666,430
Assetmark Financial Holdings, Inc.(a)	144,784	3,442,964
B Riley Financial, Inc.	15,853	572,927
Cohen & Steers, Inc.	96,831	6,852,730
Cowen, Inc., Class A	13,196	316,176
Donnelley Financial Solutions, Inc.(a)	102,909	1,676,388
Federated Hermes, Inc.	46,669	1,252,596
Hamilton Lane, Inc., Class A	197,160	13,777,541
Houlihan Lokey, Inc.	60,568	3,923,595
Moelis & Co., Class A	229,742	9,015,076
PJT Partners, Inc., Class A	13,573	940,337
Silvercrest Asset Management Group, Inc., Class A	7,019	93,283
Stifel Financial Corp.	67,168	4,654,742
Virtus Investment Partners, Inc.	36,622	6,550,943
Westwood Holdings Group, Inc.	15,308	182,471
WisdomTree Investments, Inc.	349,160	1,494,405

		60,832,305

Chemicals — 2.3%
Avient Corp.	327,966	11,987,157
Balchem Corp.	48,992	5,079,980
HB Fuller Co.	245,205	12,831,578
Ingevity Corp.(a)	44,124	2,937,776
Innospec, Inc.	19,733	1,623,829
Kraton Corp.(a)	2,036	54,972
Kronos Worldwide, Inc.	41,099	565,111
Livent Corp.(a)(b)	564,874	8,569,139
Orion Engineered Carbons SA	42,665	663,867
PQ Group Holdings, Inc.(a)	49,327	630,892
Stepan Co.	27,850	3,235,056
Trinseo SA	135,704	5,155,395

		53,334,752

Commercial Services & Supplies — 2.2%
ACCO Brands Corp.	352,273	2,698,411
BrightView Holdings, Inc.(a)	187,684	2,560,010
Brink’s Co.	50,542	3,391,368
CECO Environmental Corp.(a)	26,071	192,925
Cimpress PLC(a)	41,090	3,682,897
Ennis, Inc.	42,219	691,125
Healthcare Services Group, Inc.	34,298	811,834
Herman Miller, Inc.	303,216	10,806,618
HNI Corp.	6,411	233,745
KAR Auction Services, Inc.	23,276	420,132
Kimball International, Inc., Class B	279,979	3,060,170
Matthews International Corp., Class A	102,804	2,747,951
McGrath RentCorp.	128,020	8,147,193
MSA Safety, Inc.	22,738	3,397,967
Steelcase, Inc., Class A	341,602	4,150,464
Tetra Tech, Inc.	12,324	1,469,637
UniFirst Corp.	5,402	998,722
Viad Corp.	30,466	913,066

		50,374,235

Communications Equipment — 0.6%
Acacia Communications, Inc.(a)	38,238	2,664,424
Applied Optoelectronics, Inc.(a)(b)	44,385	368,839

Security	Shares	Value

Communications Equipment (continued)
Calix, Inc.(a)	195,834	$4,637,349
Casa Systems, Inc.(a)	103,122	547,578
Ciena Corp.(a)	47,923	2,146,950
Extreme Networks, Inc.(a)	97,451	547,675
Lumentum Holdings, Inc.(a)	13,001	1,123,026
NETGEAR, Inc.(a)	12,540	398,897
NetScout Systems, Inc.(a)	23,838	558,286
Plantronics, Inc.	10,678	291,723
TESSCO Technologies, Inc.	91,962	586,718

		13,871,465

Construction & Engineering — 1.2%
EMCOR Group, Inc.	74,463	6,417,221
MasTec, Inc.(a)(b)	174,351	9,887,445
MYR Group, Inc.(a)	53,821	2,751,868
Tutor Perini Corp.(a)	17,390	235,113
WillScot Mobile Mini Holdings Corp.(a)(b)	323,068	6,949,193

		26,240,840

Construction Materials — 0.4%
Forterra, Inc.(a)	128,264	2,379,297
Summit Materials, Inc., Class A(a)	294,105	5,587,995
U.S. Concrete, Inc.(a)	6,329	224,553

		8,191,845

Consumer Finance — 0.5%
Encore Capital Group, Inc.(a)	9,765	333,377
FirstCash, Inc.	76,147	4,891,683
LendingClub Corp.(a)	108,166	863,165
PRA Group, Inc.(a)	61,300	2,551,919
Regional Management Corp.	63,050	1,685,327

		10,325,471

Diversified Consumer Services — 0.2%
Strategic Education, Inc.	32,550	3,056,119
WW International, Inc.(a)	31,407	926,821
Zovio, Inc.(a)	44	164

		3,983,104

Diversified Financial Services — 0.0%
Alerus Financial Corp.	5,366	128,945

Diversified Telecommunication Services — 0.4%
ATN International, Inc.	9,033	442,075
Bandwidth, Inc., Class A(a)	19,293	2,928,292
IDT Corp., Class B(a)	22,890	272,849
Liberty Latin America Ltd., Class C(a)	310,363	3,510,205
Ooma, Inc.(a)	56,956	889,083
ORBCOMM, Inc.(a)	77,080	440,898
Vonage Holdings Corp.(a)	25,575	328,894

		8,812,296

Electric Utilities — 0.6%
IDACORP, Inc.	71,438	6,470,854
PNM Resources, Inc.	39,205	1,925,358
Portland General Electric Co.	147,316	6,095,936

		14,492,148

Electrical Equipment — 1.7%
Atkore International Group, Inc.(a)	103,076	4,017,902
EnerSys	11,144	911,691
Generac Holdings, Inc.(a)(b)	65,834	14,193,810
LSI Industries, Inc.	73,401	573,996
Plug Power, Inc.(a)	308,674	8,145,907
Sunrun, Inc.(a)(b)	164,185	10,520,975

		38,364,281

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components — 2.6%
Daktronics, Inc.	36,190	$163,217
ePlus, Inc.(a)	99,099	8,355,037
FARO Technologies, Inc.(a)(b)	6,184	408,886
Fitbit, Inc., Class A(a)	448,229	3,218,284
II-VI, Inc.(a)	13,149	889,530
Insight Enterprises, Inc.(a)(b)	97,865	6,995,390
Iteris, Inc.(a)	49,808	243,063
Knowles Corp.(a)	262,924	4,464,449
Methode Electronics, Inc.	26,539	929,396
Novanta, Inc.(a)	8,153	978,197
OSI Systems, Inc.(a)	187,548	16,522,979
PAR Technology Corp.(a)(b)	63,874	3,447,919
PC Connection, Inc.	184,930	8,442,054
Rogers Corp.(a)	2,160	317,326
ScanSource, Inc.(a)	143,204	3,594,420

		58,970,147

Energy Equipment & Services — 0.8%
Archrock, Inc.	564,003	4,382,304
Cactus, Inc., Class A	145,179	3,368,153
ChampionX Corp.(a)	190,332	2,261,144
Exterran Corp.(a)	51,371	217,813
Helix Energy Solutions Group, Inc.(a)	113,513	426,809
Liberty Oilfield Services, Inc., Class A	140,431	1,306,008
Matrix Service Co.(a)	50,835	486,999
Natural Gas Services Group, Inc.(a)	32,806	378,581
Oceaneering International, Inc.(a)	423,961	2,573,443
Oil States International, Inc.(a)	114,907	510,187
ProPetro Holding Corp.(a)	63,503	366,412
RPC, Inc.(a)	113,055	350,471
Solaris Oilfield Infrastructure, Inc., Class A	141,390	950,141

		17,578,465

Entertainment — 0.0%
Eros International PLC(a)	59,813	127,402
Gaia, Inc.(a)	41,165	410,415
Glu Mobile, Inc.(a)(b)	37,390	378,013

		915,830

Equity Real Estate Investment Trusts (REITs) — 4.3%
Acadia Realty Trust	663,996	9,428,743
Agree Realty Corp.	63,093	4,157,829
Alexander & Baldwin, Inc.	71,727	1,122,528
American Finance Trust, Inc.	20,963	154,707
Armada Hoffler Properties, Inc.	183,716	1,949,227
CareTrust REIT, Inc.	62,797	1,220,146
Chatham Lodging Trust	34,581	380,737
City Office REIT, Inc.	344,605	3,022,186
Colony Capital, Inc.	224,686	970,643
Community Healthcare Trust, Inc.	4,061	183,395
CorePoint Lodging, Inc.	425,197	2,768,032
DiamondRock Hospitality Co.	352,110	2,647,867
Essential Properties Realty Trust, Inc.	174,217	3,578,417
First Industrial Realty Trust, Inc.	163,803	6,860,070
Four Corners Property Trust, Inc.	361,681	10,130,685
Global Net Lease, Inc.	61,713	1,029,990

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	25,219	1,378,470
Macerich Co.(b)	123,366	1,233,660
Monmouth Real Estate Investment Corp.	19,961	296,022
NexPoint Residential Trust, Inc.	102,631	4,547,580
Pebblebrook Hotel Trust	113,341	2,096,808
Physicians Realty Trust	241,568	4,191,205
Plymouth Industrial REIT, Inc.	128,365	1,686,716

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
QTS Realty Trust, Inc., Class A	202,777	$12,046,982
Retail Opportunity Investments Corp.	55,807	724,375
Retail Properties of America, Inc., Class A	635,593	5,148,303
Retail Value, Inc.	55,910	861,014
RPT Realty	82,590	605,385
Ryman Hospitality Properties, Inc.	46,784	3,003,065
Sabra Health Care REIT, Inc.	28,040	462,099
Seritage Growth Properties, Class A(a)	92,313	1,519,472
SITE Centers Corp.	204,372	2,062,113
STAG Industrial, Inc.	25,046	745,870
Summit Hotel Properties, Inc.	262,148	2,278,066
Terreno Realty Corp.	74,925	4,341,154

		98,833,561

Food & Staples Retailing — 0.9%
BJ’s Wholesale Club Holdings, Inc.(a)	29,608	1,213,632
Chefs’ Warehouse, Inc.(a)(b)	261,377	6,023,433
Ingles Markets, Inc., Class A	28,392	1,067,255
Natural Grocers by Vitamin Cottage, Inc.	47,627	693,449
Performance Food Group Co.(a)	97,604	4,234,062
PriceSmart, Inc.	46,983	3,818,778
United Natural Foods, Inc.(a)(b)	37,685	650,066
Weis Markets, Inc.	70,334	3,350,009

		21,050,684

Food Products — 1.4%
Calavo Growers, Inc.	52,475	3,758,784
Freshpet, Inc.(a)	86,760	11,875,709
Hostess Brands, Inc.(a)	323,926	4,389,198
J&J Snack Foods Corp.	38,064	5,534,125
John B. Sanfilippo & Son, Inc.	38,339	2,845,137
Lancaster Colony Corp.	13,055	2,210,603
Simply Good Foods Co(a)	40,103	871,839
Tootsie Roll Industries, Inc.	38,174	1,182,249

		32,667,644

Gas Utilities — 1.4%
Brookfield Infrastructure Corp., Class A	4,568	304,457
New Jersey Resources Corp.	513,819	16,971,442
Northwest Natural Holding Co.	33,885	1,623,769
ONE Gas, Inc.	32,129	2,543,974
South Jersey Industries, Inc.	125,901	2,898,241
Southwest Gas Holdings, Inc.	110,949	7,128,473

		31,470,356

Health Care Equipment & Supplies — 3.1%
Accuray, Inc.(a)	385,489	1,719,281
AtriCure, Inc.(a)	50,754	2,206,784
Atrion Corp.	5,349	3,209,400
Axonics Modulation Technologies, Inc.(a)	5,631	247,145
Cantel Medical Corp.	99,868	5,935,155
Cardiovascular Systems, Inc.(a)	135,004	4,652,238
Cerus Corp.(a)(b)	191,832	1,275,683
CONMED Corp.	7,643	778,745
CryoLife, Inc.(a)	170,018	3,539,775
Cutera, Inc.(a)	8,662	216,723
GenMark Diagnostics, Inc.(a)	32,868	439,445
Globus Medical, Inc., Class A(a)	73,785	4,433,003
Haemonetics Corp.(a)	7,229	815,793
Heska Corp.(a)	7,037	879,625
Inogen, Inc.(a)	30,940	1,085,066
Integer Holdings Corp.(a)	33,532	2,417,322
iRhythm Technologies, Inc.(a)(b)	16,106	3,938,078
LeMaitre Vascular, Inc.	44,763	1,763,215
LivaNova PLC(a)	80,553	4,257,226

30	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Meridian Bioscience, Inc.(a)	46,865	$885,748
Merit Medical Systems, Inc.(a)(b)	5,724	315,221
Natus Medical, Inc.(a)	21,859	457,290
Neogen Corp.(a)	51,798	3,844,448
Nevro Corp.(a)(b)	46,648	7,521,990
Novocure Ltd.(a)(b)	28,110	3,532,021
NuVasive, Inc.(a)	21,895	1,014,176
OraSure Technologies, Inc.(a)	38,301	459,612
SeaSpine Holdings Corp.(a)	31,050	441,531
Shockwave Medical, Inc.(a)	7,806	763,661
SI-BONE, Inc.(a)	14,103	326,625
Silk Road Medical, Inc.(a)	10,270	588,471
Surgalign Holdings, Inc.(a)	51,850	117,181
Tactile Systems Technology, Inc.(a)(b)	138,890	5,987,548
Tandem Diabetes Care, Inc.(a)	2,650	248,782
TransMedics Group, Inc.(a)(b)	62,130	923,873
Varex Imaging Corp.(a)	18,099	301,891

		71,539,771

Health Care Providers & Services — 2.0%
1Life Healthcare, Inc.(a)	75,413	2,478,825
AMN Healthcare Services, Inc.(a)	51,782	3,374,115
BioTelemetry, Inc.(a)	37,235	2,063,191
CorVel Corp.(a)	19,941	1,785,717
Ensign Group, Inc.	17,163	1,233,505
HealthEquity, Inc.(a)	59,060	4,234,011
LHC Group, Inc.(a)	19,242	3,777,590
Magellan Health, Inc.(a)	20,213	1,597,838
Ontrak, Inc.(a)	7,130	354,005
Option Care Health, Inc.(a)(b)	70,735	1,114,076
Patterson Cos., Inc.	163,929	4,550,669
PetIQ, Inc.(a)(b)	86,771	2,497,269
Progyny, Inc.(a)	42,739	1,516,807
R1 RCM, Inc.(a)	58,582	1,188,043
Select Medical Holdings Corp.(a)	194,055	4,676,726
Tenet Healthcare Corp.(a)	31,900	1,002,617
Triple-S Management Corp., Class B(a)	12,913	289,380
U.S. Physical Therapy, Inc.	62,346	6,622,392
Viemed Healthcare, Inc.(a)	109,897	1,071,496

		45,428,272

Health Care Technology — 1.8%
Accolade, Inc.(a)(b)	48,261	2,505,229
Allscripts Healthcare Solutions, Inc.(a)	216,704	2,964,511
Castlight Health, Inc., Class B(a)	347,358	437,671
Evolent Health, Inc., Class A(a)(b)	79,533	1,155,615
Health Catalyst, Inc.(a)	48,666	1,734,943
HealthStream, Inc.(a)	6,016	112,379
HMS Holdings Corp.(a)	52,966	1,664,192
Inovalon Holdings, Inc., Class A(a)	171,578	3,203,361
Inspire Medical Systems, Inc.(a)(b)	20,562	3,819,186
NextGen Healthcare, Inc.(a)	32,689	579,903
Omnicell, Inc.(a)	78,353	8,215,312
Phreesia, Inc.(a)	158,077	6,980,680
Schrodinger, Inc.(a)	5,487	381,785
Teladoc Health, Inc.(a)(b)	24,611	4,891,928
Vocera Communications, Inc.(a)	54,862	1,855,981

		40,502,676

Hotels, Restaurants & Leisure — 4.6%
Caesars Entertainment, Inc.(a)	203,335	13,851,180
Century Casinos, Inc.(a)	44,974	265,796
Cheesecake Factory, Inc.	247,101	9,261,345
Churchill Downs, Inc.	9,568	1,721,475

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Chuy’s Holdings, Inc.(a)	42,101	$997,794
Cracker Barrel Old Country Store, Inc.	47,119	6,576,870
Denny’s Corp.(a)	153,155	1,762,814
Dine Brands Global, Inc.	69,807	4,395,747
GAN Ltd.(a)(b)	15,724	255,515
International Game Technology PLC	1,375,379	17,316,022
Jack in the Box, Inc.	52,829	4,859,740
Penn National Gaming, Inc.(a)	156,826	10,977,820
PlayAGS, Inc.(a)	112,983	555,876
Scientific Games Corp.(a)	26,380	983,446
SeaWorld Entertainment, Inc.(a)	155,247	4,331,391
Shake Shack, Inc., Class A(a)	40,822	3,333,525
Texas Roadhouse, Inc.	253,633	19,225,381
Wingstop, Inc.	36,399	4,633,957

		105,305,694

Household Durables — 2.0%
Century Communities, Inc.(a)	62,920	2,799,940
Ethan Allen Interiors, Inc.	78,202	1,428,750
Green Brick Partners, Inc.(a)	130,733	2,846,057
Helen of Troy Ltd.(a)	10,728	2,166,949
Hooker Furniture Corp.	38,792	1,174,234
iRobot Corp.(a)	137,685	10,798,635
KB Home	80,449	2,831,805
La-Z-Boy, Inc.	75,005	2,778,185
MDC Holdings, Inc.	374,617	18,082,763
Meritage Homes Corp.(a)	7,189	648,088
Sonos, Inc.(a)	13,230	294,235
ZAGG, Inc.(a)	123,993	474,893

		46,324,534

Household Products — 0.1%
Central Garden & Pet Co.(a)	9,475	379,379
Central Garden & Pet Co., Class A(a)	32,677	1,205,454

		1,584,833

Independent Power and Renewable Electricity Producers — 0.5%
Brookfield Renewable Corp., Class A	79,704	6,308,571
Ormat Technologies, Inc.	13,406	1,056,527
Sunnova Energy International, Inc.(a)	101,025	4,092,523

		11,457,621

Industrial Conglomerates — 0.0%
Raven Industries, Inc.	22,089	557,085

Insurance — 1.1%
Argo Group International Holdings Ltd.	25,519	1,000,090
Crawford & Co., Class A	4,293	31,553
eHealth, Inc.(a)	26,809	2,037,216
Enstar Group Ltd.(a)	3,320	628,409
FedNat Holding Co.	812	4,580
Fidelity National Financial, Inc.	8,840	318,152
Genworth Financial, Inc., Class A(a)	81,242	368,839
HCI Group, Inc.	8,720	454,748
Heritage Insurance Holdings, Inc.	65,344	675,657
Kinsale Capital Group, Inc.	15,661	3,761,146
National General Holdings Corp.	67,085	2,286,257
Protective Insurance Corp., Class B	43,144	616,528
RLI Corp.	37,939	3,631,900
Trupanion, Inc.(a)	92,391	9,366,599
United Insurance Holdings Corp.	26,707	118,312

		25,299,986

Interactive Media & Services — 0.2%
Eventbrite, Inc., Class A(a)(b)	32,615	546,953
EverQuote, Inc., Class A(a)	25,901	975,432

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
QuinStreet, Inc.(a)	29,265	$522,234
TrueCar, Inc.(a)	158,931	648,438
Yelp, Inc.(a)	83,840	2,677,850

		5,370,907

Internet & Direct Marketing Retail — 0.9%
1-800-Flowers.com, Inc., Class A(a)	282,301	6,617,136
Magnite, Inc.(a)	13,617	258,723
Overstock.com, Inc.(a)	53,149	3,587,026
RealReal, Inc.(a)	95,324	1,320,237
Stamps.com, Inc.(a)	36,332	6,810,797
Stitch Fix, Inc., Class A(a)	63,262	2,562,111

		21,156,030

IT Services — 1.3%
Cardtronics PLC, Class A(a)	9,497	230,587
CSG Systems International, Inc.	124,354	5,394,476
ExlService Holdings, Inc.(a)	3,731	310,643
Grid Dynamics Holdings, Inc.(a)	88,783	957,969
Hackett Group, Inc.	153,271	2,158,056
International Money Express, Inc.(a)	78,670	1,238,266
KBR, Inc.	111,043	3,083,664
Limelight Networks, Inc.(a)	30,418	134,752
ManTech International Corp., Class A	108,187	8,327,153
MAXIMUS, Inc.	72,368	5,196,746
Perficient, Inc.(a)(b)	13,873	631,638
Verra Mobility Corp.(a)	113,936	1,390,019
Virtusa Corp.(a)	11,074	554,586

		29,608,555

Leisure Products — 0.6%
Malibu Boats, Inc., Class A(a)	43,430	2,475,076
Nautilus, Inc.(a)	32,037	675,981
YETI Holdings, Inc.(a)	164,990	10,422,418

		13,573,475

Life Sciences Tools & Services — 1.6%
Adaptive Biotechnologies Corp.(a)	7,139	344,243
Codexis, Inc.(a)(b)	59,870	1,108,792
Luminex Corp.	243,650	5,781,815
Medpace Holdings, Inc.(a)	63,565	8,159,203
NanoString Technologies, Inc.(a)	125,895	6,249,428
NeoGenomics, Inc.(a)	196,526	9,350,707
Personalis, Inc.(a)(b)	45,941	1,264,756
Quanterix Corp.(a)	34,027	1,469,626
Repligen Corp.(a)	17,890	3,393,196

		37,121,766

Machinery — 2.4%
Altra Industrial Motion Corp.	64,724	3,673,734
Blue Bird Corp.(a)	80,634	1,323,204
Chart Industries, Inc.(a)	11,215	1,159,182
CIRCOR International, Inc.(a)	19,497	644,766
ESCO Technologies, Inc.	132,266	13,081,108
Evoqua Water Technologies Corp.(a)	118,845	3,100,666
Franklin Electric Co., Inc.	104,097	7,035,916
Greenbrier Cos., Inc.	32,797	1,094,436
Hillenbrand, Inc.	48,357	1,811,937
Hyster-Yale Materials Handling, Inc.	22,163	1,219,852
John Bean Technologies Corp.	16,208	1,791,957
Kennametal, Inc.	157,683	5,517,328
Miller Industries, Inc.	17,690	590,669
Navistar International Corp.(a)	9,554	422,860
Park-Ohio Holdings Corp.	11,248	315,956
Proto Labs, Inc.(a)(b)	60,054	8,297,061

Security	Shares	Value

Machinery (continued)
Wabash National Corp.	122,802	$2,171,139
Watts Water Technologies, Inc., Class A	1,189	139,291
Welbilt, Inc.(a)	103,478	977,867

		54,368,929

Marine — 0.0%
Costamare, Inc.	36,121	259,349

Media — 0.7%
Cardlytics, Inc.(a)	50,546	5,998,799
Emerald Holding, Inc.	49,922	212,668
Entercom Communications Corp., Class A	1,588	3,859
Entravision Communications Corp., Class A	337,759	979,501
EW Scripps Co, Class A	70,665	901,685
iHeartMedia, Inc., Class A(a)(b)	299,299	3,578,120
Meredith Corp.	64,439	1,311,334
Scholastic Corp.	27,455	651,233
TechTarget, Inc.(a)	62,855	3,299,887

		16,937,086

Metals & Mining — 1.2%
Caledonia Mining Corp. PLC	16,716	241,212
Carpenter Technology Corp.	31,588	772,011
Cleveland-Cliffs, Inc.	163,421	1,799,265
Commercial Metals Co.	47,285	941,444
Kaiser Aluminum Corp.	8,837	689,109
Materion Corp.	78,605	4,582,671
Novagold Resources, Inc.(a)(b)	589,150	5,867,934
Olympic Steel, Inc.	37,790	560,804
Ryerson Holding Corp.(a)	123,041	1,321,460
Schnitzer Steel Industries, Inc., Class A	236,105	6,049,010
SunCoke Energy, Inc.	50,027	225,122
Worthington Industries, Inc.	87,283	4,514,277

		27,564,319

Mortgage Real Estate Investment Trusts (REITs) — 0.9%
Arbor Realty Trust, Inc.	470,504	6,267,113
Blackstone Mortgage Trust, Inc., Class A	79,288	2,059,902
Colony Credit Real Estate, Inc.	49,652	360,473
Ellington Financial, Inc.	54,820	789,408
Granite Point Mortgage Trust, Inc.	109,362	1,012,692
Great Ajax Corp.	58,793	583,227
Invesco Mortgage Capital, Inc.	51,993	172,617
KKR Real Estate Finance Trust, Inc.	54,251	988,996
Ladder Capital Corp.	104,817	955,931
MFA Financial, Inc.	1,358,487	5,026,402
New York Mortgage Trust, Inc.	97,678	343,338
Ready Capital Corp.	16,955	219,398
TPG RE Finance Trust, Inc.	39,392	408,495
Two Harbors Investment Corp.	287,280	1,792,627
Western Asset Mortgage Capital Corp.	79,960	245,477

		21,226,096

Multiline Retail — 0.2%
Big Lots, Inc.	86,961	4,493,275

Multi-Utilities — 0.4%
Avista Corp.	50,849	1,907,854
Black Hills Corp.	57,371	3,489,878
NorthWestern Corp.	74,921	4,345,418

		9,743,150

Oil, Gas & Consumable Fuels — 2.0%
Antero Resources Corp.(a)(b)	156,369	612,967
Ardmore Shipping Corp.	76,044	251,706
Brigham Minerals, Inc., Class A	201,855	2,103,329

32	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co.(a)(b)	165,714	$1,575,940
CNX Resources Corp.(a)	76,381	718,745
CVR Energy, Inc.	353,234	4,994,729
Delek U.S. Holdings, Inc.	586,546	7,795,196
DHT Holdings, Inc.	138,717	708,844
Evolution Petroleum Corp.	294,742	896,016
GasLog Ltd.	83,959	247,679
Golar LNG Ltd.(a)	262,004	2,384,236
Green Plains, Inc.(a)	102,505	1,515,024
Laredo Petroleum, Inc.(a)	118,982	1,405,177
Magnolia Oil & Gas Corp., Class A(a)	452,862	2,830,388
Matador Resources Co.(a)	212,421	2,162,446
Nordic American Tankers Ltd.	184,461	588,431
Par Pacific Holdings, Inc.(a)	414,543	4,721,645
PBF Energy, Inc., Class A	499,417	3,625,767
PDC Energy, Inc.(a)(b)	108,681	1,817,146
Scorpio Tankers, Inc.	139,495	1,609,772
SFL Corp. Ltd.	112,931	764,543
Southwestern Energy Co.(a)	13
Talos Energy, Inc.(a)(b)	189,908	1,625,613
World Fuel Services Corp.	14,451	410,697

		45,366,039

Paper & Forest Products — 0.5%
Boise Cascade Co.	224,828	9,723,811
Neenah, Inc.	31,429	1,524,621

		11,248,432

Personal Products — 0.1%
Edgewell Personal Care Co.(a)	30,036	1,043,751
elf Beauty, Inc.(a)(b)	53,347	1,159,764
Natural Health Trends Corp.	80	423
USANA Health Sciences, Inc.(a)	5,506	413,941

		2,617,879

Pharmaceuticals — 1.3%
Aerie Pharmaceuticals, Inc.(a)(b)	116,616	1,447,205
Amphastar Pharmaceuticals, Inc.(a)	209,603	3,722,549
Arvinas, Inc.(a)(b)	31,828	770,238
Athira Pharma, Inc.(a)	28,008	697,399
BioDelivery Sciences International, Inc.(a)(b)	190,382	723,452
Innoviva, Inc.(a)	122,665	1,282,463
Intersect ENT, Inc.(a)	84,641	1,619,182
NGM Biopharmaceuticals, Inc.(a)	103,595	2,455,201
Omeros Corp.(a)(b)	169,281	1,961,967
Pacira BioSciences, Inc.(a)	47,618	2,885,175
Phibro Animal Health Corp., Class A	24,293	458,895
Prestige Consumer Healthcare, Inc.(a)(b)	95,457	3,395,405
Provention Bio, Inc.(a)	37,220	557,928
Relmada Therapeutics, Inc.(a)	26,749	951,194
Supernus Pharmaceuticals, Inc.(a)	239,665	5,104,864
Theravance Biopharma, Inc.(a)(b)	84,992	1,410,017
WaVe Life Sciences Ltd.(a)	29,956	264,212

		29,707,346

Professional Services — 1.7%
ASGN, Inc.(a)	136,874	10,700,809
CRA International, Inc.	43,046	1,973,659
Exponent, Inc.	46,081	3,825,184
Forrester Research, Inc.(a)	50,993	2,111,110
Franklin Covey Co.(a)	94,633	2,079,087
Heidrick & Struggles International, Inc.	19,922	519,964
Huron Consulting Group, Inc.(a)	20,835	918,199
ICF International, Inc.	11,629	842,289
Insperity, Inc.	65,762	5,622,651

Security	Shares	Value

Professional Services (continued)
Kforce, Inc.	143,244	$5,880,166
Resources Connection, Inc.	27,485	332,843
TriNet Group, Inc.(a)	53,371	4,002,825

		38,808,786

Real Estate Management & Development — 1.9%
Cushman & Wakefield PLC(a)	119,416	1,779,298
FRP Holdings, Inc.(a)	40,042	1,833,523
Kennedy-Wilson Holdings, Inc.	345,925	5,527,882
Marcus & Millichap, Inc.(a)	509,724	18,273,606
RE/MAX Holdings, Inc., Class A	179,538	5,619,539
Realogy Holdings Corp.(a)	322,778	3,973,397
Redfin Corp.(a)	55,654	2,665,270
RMR Group, Inc., Class A	73,760	2,732,070
St. Joe Co.	8,052	265,797

		42,670,382

Road & Rail — 1.1%
Covenant Transportation Group, Inc., Class A(a)	150,429	2,781,432
Heartland Express, Inc.	151,046	2,791,330
Marten Transport Ltd.	143,254	2,525,568
Saia, Inc.(a)	15,888	2,773,092
Universal Logistics Holdings, Inc.	64,379	1,384,792
Werner Enterprises, Inc.	330,271	13,207,537

		25,463,751

Semiconductors & Semiconductor Equipment — 2.4%
Ambarella, Inc.(a)	64,787	5,061,808
Brooks Automation, Inc.	53,775	3,925,037
Cirrus Logic, Inc.(a)	162,117	12,985,572
CMC Materials, Inc.	24,148	3,725,553
FormFactor, Inc.(a)	24,594	1,008,354
Ichor Holdings Ltd.(a)	38,518	1,228,724
Lattice Semiconductor Corp.(a)	56,859	2,379,549
Maxeon Solar Technologies Ltd.(a)(b)	115,114	2,811,084
MaxLinear, Inc.(a)	46,470	1,452,188
Onto Innovation, Inc.(a)	14,870	657,403
Power Integrations, Inc.	113,997	8,138,246
Silicon Laboratories, Inc.(a)	65,248	7,647,718
SiTime Corp.(a)	32,509	2,827,308
Synaptics, Inc.(a)	25,659	1,995,500

		55,844,044

Software — 6.0%
8x8, Inc.(a)	458,220	9,059,009
A10 Networks, Inc.(a)	72,706	580,194
ACI Worldwide, Inc.(a)	15,689	511,148
Alarm.com Holdings, Inc.(a)	47,359	3,595,022
Altair Engineering, Inc., Class A(a)	43,975	2,370,253
Appfolio, Inc., Class A(a)	31,000	5,050,830
Appian Corp.(a)	1,465	205,100
Benefitfocus, Inc.(a)	174,722	2,514,250
Blackbaud, Inc.	43,387	2,390,190
Bottomline Technologies DE, Inc.(a)	82,164	3,749,965
Box, Inc., Class A(a)(b)	283,009	5,289,438
Cerence, Inc.(a)	41,978	3,809,504
CommVault Systems, Inc.(a)	61,307	2,928,022
Cornerstone OnDemand, Inc.(a)	34,816	1,537,126
Digital Turbine, Inc.(a)	7,229	325,160
Domo, Inc., Class B(a)	32,866	1,248,579
Five9, Inc.(a)	16,416	2,547,763
J2 Global, Inc.(a)	17,836	1,598,284
LivePerson, Inc.(a)	45,633	2,665,880
MicroStrategy, Inc., Class A(a)	14,728	5,048,317
Paylocity Holding Corp.(a)	18,766	3,689,396

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Progress Software Corp.	53,714	$2,153,931
PROS Holdings, Inc.(a)	187,075	8,023,647
Q2 Holdings, Inc.(a)	10,847	1,229,724
QAD, Inc., Class A	40,031	2,294,977
Qualys, Inc.(a)	158,365	15,046,259
Rapid7, Inc.(a)	129,129	9,676,927
RingCentral, Inc., Class A(a)	17,375	5,161,244
Sapiens International Corp. NV	19,375	578,344
Sprout Social, Inc., Class A(a)(b)	98,209	5,045,978
SPS Commerce, Inc.(a)	99,849	10,291,436
Sumo Logic, Inc.(a)(b)	18,507	484,883
SVMK, Inc.(a)	29,383	625,270
Synchronoss Technologies, Inc.(a)	79,935	236,608
Varonis Systems, Inc.(a)(b)	65,789	7,936,785
Verint Systems, Inc.(a)	41,179	2,345,556
Yext, Inc.(a)	276,621	5,258,565

		137,103,564

Specialty Retail — 2.6%
Aaron’s Holdings Co., Inc.	24,832	1,562,678
Abercrombie & Fitch Co., Class A	42,207	875,373
America’s Car-Mart, Inc.(a)	14,989	1,566,351
Asbury Automotive Group, Inc.(a)	33,646	3,794,259
At Home Group, Inc.(a)	101,000	1,912,940
Bed Bath & Beyond, Inc.	204,579	4,287,976
Buckle, Inc.	195,638	5,247,011
Caleres, Inc.	28,451	334,868
Camping World Holdings, Inc., Class A	105,674	3,238,908
Chico’s FAS, Inc.	405,121	611,733
Children’s Place, Inc.	14,390	618,482
Conn’s, Inc.(a)	71,531	792,921
Container Store Group, Inc.(a)	27,639	257,043
Designer Brands, Inc., Class A	268,061	2,117,682
Group 1 Automotive, Inc.	11,690	1,388,889
Guess?, Inc.	57,000	957,030
Haverty Furniture Cos., Inc.	23,868	649,687
Hibbett Sports, Inc.(a)	10,002	411,682
Lithia Motors, Inc., Class A	26,499	7,666,161
Monro, Inc.	23,086	1,085,273
National Vision Holdings, Inc.(a)	14,567	623,613
Rent-A-Center, Inc.	138,901	4,697,632
Sally Beauty Holdings, Inc.(a)	73,466	844,859
Shoe Carnival, Inc.	46,178	1,688,730
Sleep Number Corp.(a)	24,021	1,666,817
Sonic Automotive, Inc., Class A	24,344	983,011
Tilly’s, Inc., Class A	127,733	1,166,202
Urban Outfitters, Inc.(a)(b)	186,277	5,100,264
Winmark Corp.	852	153,360
Zumiez, Inc.(a)	66,800	2,477,612

		58,779,047

Technology Hardware, Storage & Peripherals — 0.0%
Super Micro Computer, Inc.(a)	19,305	544,594

Textiles, Apparel & Luxury Goods — 1.5%
Crocs, Inc.(a)	185,672	10,934,224
Culp, Inc.	51,015	730,535
Deckers Outdoor Corp.(a)	38,495	9,800,442
G-III Apparel Group Ltd.(a)(b)	145,806	2,970,068
Kontoor Brands, Inc.	9,268	386,198
Oxford Industries, Inc.	101,859	5,682,714
Steven Madden Ltd.	22,360	703,669

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Vera Bradley, Inc.(a)	105,528	$894,877
Wolverine World Wide, Inc.	72,168	2,082,768

		34,185,495

Thrifts & Mortgage Finance — 1.9%
Essent Group Ltd.	169,736	7,444,621
Federal Agricultural Mortgage Corp., Class C	77,462	5,244,177
Flagstar Bancorp, Inc.	154,611	5,417,569
Merchants Bancorp	48,527	1,292,759
Meridian Bancorp, Inc.	52,590	717,591
Mr Cooper Group, Inc.(a)	37,447	998,337
Northwest Bancshares, Inc.	132,939	1,572,668
Premier Financial Corp.	121,778	2,522,022
Provident Bancorp, Inc.	49,769	502,667
Provident Financial Services, Inc.	38,343	600,835
Radian Group, Inc.	290,346	5,481,733
Riverview Bancorp, Inc.	251,464	1,327,730
Southern Missouri Bancorp, Inc.	20,688	624,985
TFS Financial Corp.	141,287	2,430,136
Walker & Dunlop, Inc.	47,250	3,780,473
Washington Federal, Inc.	128,768	3,009,308
WSFS Financial Corp.	19,607	747,615

		43,715,226

Trading Companies & Distributors — 1.9%
Applied Industrial Technologies, Inc.	133,793	10,493,385
BMC Stock Holdings, Inc.(a)	66,151	3,237,430
DXP Enterprises, Inc.(a)	15,876	334,349
Foundation Building Materials, Inc.(a)	121,759	2,342,643
GATX Corp.	13,940	1,111,854
H&E Equipment Services, Inc.	98,976	2,660,475
Herc Holdings, Inc.(a)	143,148	8,199,518
Lawson Products, Inc.(a)	13	614
MRC Global, Inc.(a)	60,914	352,083
SiteOne Landscape Supply, Inc.(a)	75,404	10,413,292
Triton International Ltd.	110,105	4,983,352
WESCO International, Inc.(a)	5,467	356,558

		44,485,553

Water Utilities — 0.1%
American States Water Co.	7,601	561,106
SJW Group	18,092	1,186,835

		1,747,941

Wireless Telecommunication Services — 0.1%
Shenandoah Telecommunications Co.	31,423	1,396,438
Spok Holdings, Inc.	40,681	399,894

		1,796,332

Total Common Stocks — 96.7% (Cost: $1,848,438,445)		2,215,269,062

Preferred Securities

Preferred Stocks — 0.0%

Trading Companies & Distributors — 0.0%
WESCO International, Inc., Series A, 10.63%(c)(d)	14,500	444,860

Total Preferred Securities — 0.0% (Cost: $384,250)		444,860

Rights

Biotechnology — 0.0%
Alder Biopharmaceuticals, Inc., CVR(a)(e)	38,614	33,981

34	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 0.0%
Pan American Silver Corp., CVR(a)(b)	125,419	$86,539

Total Rights — 0.0% (Cost: $ —)		120,520

Total Long-Term Investments — 96.7% (Cost: $1,848,822,695)		2,215,834,442

Short-Term Securities(f)(g)

Money Market Funds — 7.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	70,752,949	70,752,949
SL Liquidity Series, LLC, Money Market Series, 0.18%(h)	96,866,002	96,895,061

Total Short-Term Securities — 7.3% (Cost: $167,624,373)		167,648,010

Total Investments — 104.0% (Cost: $2,016,447,068)		2,383,482,452

Liabilities in Excess of Other Assets — (4.0)%		(92,569,635)

Net Assets — 100.0%		$ 2,290,912,817

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Perpetual security with no stated maturity date.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/20	Shares Held at 11/30/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds,
T-Fund, Institutional Class	$43,962,860	$26,790,089	(a)	$—	$—	$—	$70,752,949	70,752,949	$16,968		$—
SL Liquidity Series, LLC,
Money Market Series	62,801,371	34,147,268	(a)	—	(12,617)	(40,961)	96,895,061	96,866,002	609,355	(b)	—

					$(12,617)	$(40,961)	$167,648,010		$626,323		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	836	12/18/20	$76,080	$5,693,886

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage Small Cap Core Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$5,693,886	$—	$—	$—	$5,693,886

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended November 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$8,278,293	$—	$—	$—	$8,278,293

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$3,836,186	$—	$—	$—	$3,836,186

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$65,323,808

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,215,269,062	$—	$—	$2,215,269,062
Preferred Securities	444,860	—	—	444,860
Rights	86,539	—	33,981	120,520
Short-Term Securities
Money Market Funds	70,752,949	—	—	70,752,949

	$2,286,553,410	$—	$33,981	2,286,587,391

Investments Valued at NAV(a)				96,895,061

				$2,383,482,452

Derivative Financial Instruments(b)
Assets
Equity Contracts	$5,693,886	$—	$—	$5,693,886

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

November 30, 2020

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$975,891,155	$917,492,972	$2,215,834,442
Investments at value — affiliated(c)	29,037,042	43,047,808	167,648,010
Cash	—	—	262,234
Cash pledged for futures contracts	2,616,000	2,713,000	5,561,000
Foreign currency at value(d)	4,371,841	86,568	—
Receivables:
Investments sold	—	858,055	8,622,556
Securities lending income — affiliated	6,110	4,213	73,162
Capital shares sold	382,994	372,996	8,023,840
Dividends — affiliated	638	808	1,707
Dividends — unaffiliated	4,066,388	600,959	1,501,466
From the Manager	90,633	75,747	67,941
Variation margin on futures contracts	—	64,544	—
Prepaid expenses	47,368	69,644	70,505

Total assets	1,016,510,169	965,387,314	2,407,666,863

LIABILITIES
Cash collateral on securities loaned at value	655,676	7,381,266	96,884,254
Payables:
Investments purchased	—	2,103,882	9,664,710
Administration fees	33,447	31,626	69,889
Capital shares redeemed	8,534,054	1,106,809	7,586,091
Investment advisory fees	248,559	380,072	687,808
Trustees’ and Officer’s fees	4,949	4,484	5,546
Other accrued expenses	705,762	369,006	359,029
Other affiliate fees	79,822	4,252	22,359
Service and distribution fees	86,840	178,176	77,876
To Transfer agent	509,900	—	—
Variation margin on futures contracts	826,877	—	1,396,484

Total liabilities	11,685,886	11,559,573	116,754,046

NET ASSETS	$1,004,824,283	$953,827,741	$2,290,912,817

NET ASSETS CONSIST OF
Paid-in capital	$951,204,616	$556,948,291	$1,855,719,675
Accumulated earnings	53,619,667	396,879,450	435,193,142

NET ASSETS	$1,004,824,283	$953,827,741	$2,290,912,817

(a) Investments at cost — unaffiliated	$836,627,543	$581,778,314	$1,848,822,695
(b) Securities loaned at value	$625,765	$7,199,281	$93,746,482
(c) Investments at cost — affiliated	$29,037,042	$43,047,666	$167,624,373
(d) Foreign currency at cost	$4,382,670	$84,187	$—

F I N A N C I A L S T A T E M E N T S	37

Statements of Assets and Liabilities  (unaudited) (continued)

November 30, 2020

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

NET ASSET VALUE

Institutional
Net assets	$541,784,182	$109,347,402	$1,411,607,879

Shares outstanding	31,535,387	4,959,543	83,368,303

Net asset value	$17.18	$22.05	$16.93

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Service
Net assets	$—	$207,688	N/A

Shares outstanding	—	9,602	N/A

Net asset value	$—	$21.63	N/A

Shares authorized	Unlimited	Unlimited	N/A

Par value	$0.001	$0.001	N/A

Investor A
Net assets	$405,592,762	$829,085,556	$368,287,489

Shares outstanding	23,893,910	39,550,596	21,889,012

Net asset value	$16.97	$20.96	$16.83

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor C
Net assets	$5,043,789	$13,688,374	$6,626,092

Shares outstanding	305,768	776,636	403,540

Net asset value	$16.50	$17.63	$16.42

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	$49,315,436	$1,025,907	$504,391,357

Shares outstanding	2,869,980	46,533	29,767,399

Net asset value	$17.18	$22.05	$16.94

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class R
Net assets	$3,088,114	$472,814	N/A

Shares outstanding	181,786	21,608	N/A

Net asset value	$16.99	$21.88	N/A

Shares authorized	Unlimited	Unlimited	N/A

Par value	$0.001	$0.001	N/A

See notes to financial statements.

38	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended November 30, 2020

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$8,987,535	$3,778,304	$10,765,878
Dividends — affiliated	6,634	8,065	16,968
Securities lending income — affiliated — net	62,050	16,005	609,355
Non-cash dividends — unaffiliated	1,348,646	—	—
Foreign taxes withheld	(701,777)	—	(22,855)

Total investment income	9,703,088	3,802,374	11,369,346

EXPENSES
Investment advisory	2,121,136	2,561,252	3,668,999
Transfer agent — class specific	796,061	733,386	741,439
Service and distribution — class specific	511,857	1,047,957	412,880
Custodian	319,686	24,656	36,527
Administration	194,814	186,004	332,571
Administration — class specific	94,298	89,875	167,248
Registration	70,043	49,400	117,470
Accounting services	44,562	43,331	64,923
Professional	42,491	46,153	47,958
Printing and postage	23,667	16,052	26,053
Trustees and Officer	7,196	7,030	7,923
Miscellaneous	62,842	11,921	17,592

Total expenses	4,288,653	4,817,017	5,641,583
Less:
Fees waived and/or reimbursed by the Manager	(765,041)	(385,310)	(549,715)
Administration fees waived — class specific	(94,298)	(89,875)	(167,248)
Transfer agent fees waived and/or reimbursed — class specific	(570,824)	(506,161)	(396,844)

Total expenses after fees waived and/or reimbursed	2,858,490	3,835,671	4,527,776

Net investment income (loss)	6,844,598	(33,297)	6,841,570

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	51,122,627	67,460,673	77,248,463
Investments — affiliated	(6,501)	(3,666)	(12,617)
Futures contracts	5,242,425	6,117,807	8,278,293
Foreign currency transactions	532,220	—	—

	56,890,771	73,574,814	85,514,139

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	104,139,148	108,804,903	374,539,356
Investments — affiliated	(311)	(1,012)	(40,961)
Futures contracts	(19,379)	455,803	3,836,186
Foreign currency translations	34,975	6,029	—

	104,154,433	109,265,723	378,334,581

Net realized and unrealized gain	161,045,204	182,840,537	463,848,720

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$167,889,802	$182,807,240	$470,690,290

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets

	BlackRock Advantage International Fund

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,844,598	$12,306,457	$21,422,769
Net realized gain (loss)	56,890,771	(87,278,149)	(49,752,955)
Net change in unrealized appreciation (depreciation)	104,154,433	8,204,938	15,989,735

Net increase (decrease) in net assets resulting from operations	167,889,802	(66,766,754)	(12,340,451)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(4,807,554)	(12,598,153)	(10,162,498)
Investor A	(3,274,300)	(11,082,568)	(7,937,835)
Investor C	(32,667)	(158,038)	(88,346)
Class K	(447,334)	(1,303,076)	(224,376)
Class R	(22,484)	(116,369)	(128,026)

Decrease in net assets resulting from distributions to shareholders	(8,584,339)	(25,258,204)	(18,541,081)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(51,412,380)	78,972,558	196,132,910

NET ASSETS
Total increase (decrease) in net assets	107,893,083	(13,052,400)	165,251,378
Beginning of period	896,931,200	909,983,600	744,732,222

End of period	$1,004,824,283	$896,931,200	$909,983,600

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Advantage Large Cap Growth Fund

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(33,297)	$2,107,091	$4,508,395
Net realized gain	73,574,814	9,221,905	23,288,382
Net change in unrealized appreciation (depreciation)	109,265,723	99,325,297	(25,417,065)

Net increase in net assets resulting from operations	182,807,240	110,654,293	2,379,712

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,704,675)	(3,224,617)	(5,518,754)
Service	(3,097)	(8,241)	(11,470)
Investor A	(13,234,292)	(28,134,627)	(54,769,508)
Investor C	(297,777)	(647,015)	(1,425,491)
Class K	(13,856)	(43,395)	(44,757)
Class R	(9,524)	(30,985)	(108,589)

Decrease in net assets resulting from distributions to shareholders	(15,263,221)	(32,088,880)	(61,878,569)

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets derived from capital share transactions	(32,847,615)	(55,560,322)	(1,592,425)

NET ASSETS
Total increase (decrease) in net assets	134,696,404	23,005,091	(61,091,282)
Beginning of period	819,131,337	796,126,246	857,217,528

End of period	$953,827,741	$819,131,337	$796,126,246

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets  (continued)

	BlackRock Advantage Small Cap Core Fund

	Six Months Ended 11/30/20 (unaudited)	Year Ended 05/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,841,570	$10,123,877
Net realized gain (loss)	85,514,139	(11,997,079)
Net change in unrealized appreciation (depreciation)	378,334,581	11,969,332

Net increase in net assets resulting from operations	470,690,290	10,096,130

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,938,371)	(6,389,241)
Investor A	(323,212)	(1,849,729)
Investor C	—	(6,537)
Class K	(463,511)	(1,008,409)

Decrease in net assets resulting from distributions to shareholders	(2,725,094)	(9,253,916)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	503,429,171	457,591,723

NET ASSETS
Total increase in net assets	971,394,367	458,433,937
Beginning of period	1,319,518,450	861,084,513

End of period	$2,290,912,817	$1,319,518,450

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund

	Institutional

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018		2017	2016	2015

Net asset value, beginning of period	$14.52		$16.12		$16.97	$16.77		$14.50	$13.34	$14.19

Net investment income(a)	0.12		0.22		0.44	0.45		0.19	0.09	0.09
Net realized and unrealized gain (loss)	2.69			(1.37)	(0.90)	(0.12)		2.37	1.18	(0.69)

Net increase (decrease) from investment operations	2.81			(1.15)	(0.46)	0.33		2.56	1.27	(0.60)

Distributions from net investment income(b)		(0.15)		(0.45)	(0.39)	(0.13)		(0.29)	(0.11)	(0.25)

Net asset value, end of period	$17.18		$14.52		$16.12	$16.97		$16.77	$14.50	$13.34

Total Return(c)
Based on net asset value	19.47	%(d)	(7.45	)%(d)	(2.52)%	1.94	%(e)	17.99%	9.60%	(4.28)%

Ratios to Average Net Assets
Total expenses	0.80	%(f)	0.82	%(f)	0.88%	0.86%		1.10%	1.21%	1.21%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.50	%(f)	0.59%	0.64%		0.86%	1.06%	1.06%

Net investment income	1.56	%(f)	2.17	%(f)	2.78%	2.61%		1.20%	0.68%	0.62%

Supplemental Data
Net assets, end of period (000)	$541,784		$477,944		$446,831	$403,149		$116,595	$52,490	$57,826

Portfolio turnover rate		132%		131%	140%	106%		177%	67%	64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor A

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018		2017	2016	2015

Net asset value, beginning of period	$14.35		$15.93		$16.78	$16.60		$14.35	$13.20	$14.04

Net investment income(a)	0.10		0.19		0.40	0.38		0.12	0.06	0.05
Net realized and unrealized gain (loss)	2.65			(1.35)	(0.90)	(0.10)		2.38	1.16	(0.68)

Net increase (decrease) from investment operations	2.75			(1.16)	(0.50)	0.28		2.50	1.22	(0.63)

Distributions from net investment income(b)		(0.13)		(0.42)	(0.35)	(0.10)		(0.25)	(0.07)	(0.21)

Net asset value, end of period	$16.97		$14.35		$15.93	$16.78		$16.60	$14.35	$13.20

Total Return(c)
Based on net asset value	19.29	%(d)	(7.61	)%(d)	(2.77)%	1.68	%(e)	17.71%	9.30%	(4.55)%

Ratios to Average Net Assets
Total expenses	1.08	%(f)	1.08	%(f)	1.16%	1.15%		1.42%	1.49%	1.48%

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.75	%(f)	0.84%	0.89%		1.19%	1.33%	1.33%

Net investment income	1.31	%(f)	1.85	%(f)	2.56%	2.20%		0.82%	0.46%	0.35%

Supplemental Data
Net assets, end of period (000)	$405,593		$366,411		$404,739	$302,725		$169,806	$153,886	$163,932

Portfolio turnover rate		132%		131%	140%	106%		177%	67%	64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%.
(f)	Annualized.

See notes to financial statements.

44	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor C

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018		2017		2016		2015

Net asset value, beginning of period	$13.95		$15.43		$16.11	$15.96		$13.81		$12.74		$13.54

Net investment income (loss)(a)	0.04		0.10		0.23	0.23		(0.01)		(0.05)		(0.06)
Net realized and unrealized gain (loss)	2.59			(1.31)	(0.80)	(0.08)		2.29		1.12		(0.66)

Net increase (decrease) from investment operations	2.63			(1.21)	(0.57)	0.15		2.28		1.07		(0.72)

Distributions from net investment income(b)		(0.08)		(0.27)	(0.11)	—		(0.13)		(0.00	)(c)	(0.08)

Net asset value, end of period	$16.50		$13.95		$15.43	$16.11		$15.96		$13.81		$12.74

Total Return(d)
Based on net asset value	18.90	%(e)	(8.05	)%(e)	(3.51)%	0.94	%(f)	16.70%		8.44%		(5.32)%

Ratios to Average Net Assets
Total expenses	1.90	%(g)	1.84	%(g)	1.88%	1.89%		2.22	%(h)	2.27	%(h)	2.27%

Total expenses after fees waived and/or reimbursed	1.50	%(g)	1.50	%(g)	1.59%	1.64%		2.03%		2.14%		2.14%

Net investment income (loss)	0.54	%(g)	1.04	%(g)	1.52%	1.39%		(0.05)%		(0.35)%		(0.47)%

Supplemental Data
Net assets, end of period (000)	$5,044		$6,193		$9,448	$23,111		$24,717		$43,218		$42,066

Portfolio turnover rate		132%		131%	140%	106%		177%		67%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Class K

	Six Months Ended		Period from			Period from
	11/30/20		10/01/19		Year Ended	01/25/18	(a)
	(unaudited)		to 05/31/20		09/30/19	to 09/30/18

Net asset value, beginning of period	$14.52		$16.12		$16.98	$18.33

Net investment income(b)	0.13		0.23		0.56	0.39
Net realized and unrealized gain (loss)	2.68			(1.37)	(1.03)		(1.74)

Net increase (decrease) from investment operations	2.81			(1.14)	(0.47)		(1.35)

Distributions from net investment income(c)		(0.15)		(0.46)	(0.39)	—

Net asset value, end of period	$17.18		$14.52		$16.12	$16.98

Total Return(d)
Based on net asset value	19.49	%(e)	(7.40	)%(e)	(2.53)%	(7.37	)%(e)(f)

Ratios to Average Net Assets
Total expenses	0.64	%(g)	0.65	%(g)	0.75%	0.80	%(g)

Total expenses after fees waived and/or reimbursed	0.45	%(g)	0.45	%(g)	0.54%	0.59	%(g)

Net investment income	1.61	%(g)	2.20	%(g)	3.59%	3.33	%(g)

Supplemental Data
Net assets, end of period (000)	$49,315		$43,073		$43,721	$8,175

Portfolio turnover rate		132%		131%	140%	106	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

46	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Class R

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018		2017		2016		2015

Net asset value, beginning of period	$14.36		$15.91		$16.74	$16.53		$14.29		$13.12		$13.94

Net investment income (loss)(a)	0.08		0.15		0.34	0.32		0.07		0.01		(0.01)
Net realized and unrealized gain (loss)	2.66		(1.34)		(0.88)	(0.08)		2.36		1.16		(0.68)

Net increase (decrease) from investment operations	2.74		(1.19)		(0.54)	0.24		2.43		1.17		(0.69)

Distributions from net investment income(b)		(0.11)	(0.36)		(0.29)	(0.03)		(0.19)		(0.00	)(c)	(0.13)

Net asset value, end of period	$16.99		$14.36		$15.91	$16.74		$16.53		$14.29		$13.12

Total Return(d)
Based on net asset value	19.17	%(e)	(7.75	)%(e)	(3.04)%	1.44	%(f)	17.26%		8.96%		(4.95)%

Ratios to Average Net Assets
Total expenses	1.40	%(g)	1.37	%(g)	1.44%	1.45%		1.75	%(h)	1.83	%(h)	1.81	%(h)

Total expenses after fees waived and/or reimbursed	1.00	%(g)	1.00	%(g)	1.09%	1.14%		1.55%		1.72%		1.72%

Net investment income (loss)	1.06	%(g)	1.47	%(g)	2.20%	1.91%		0.46%		0.08%		(0.07)%

Supplemental Data
Net assets, end of period (000)	$3,088		$3,310		$5,244	$7,572		$7,551		$8,343		$8,308

Portfolio turnover rate		132%	131%		140%	106%		177%		67%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Growth Fund

		Institutional

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018	2017 (a)	2016 (a)	2015	(a)

Net asset value, beginning of period	$18.23		$16.49		$17.89	$15.20	$12.32	$12.07	$14.51

Net investment income(b)	0.02		0.07		0.13	0.13	0.12	0.10	0.06
Net realized and unrealized gain (loss)	4.15		2.40		(0.22)	3.52	2.87	1.06	(0.25)

Net increase (decrease) from investment operations	4.17		2.47		(0.09)	3.65	2.99	1.16	(0.19)

Distributions(c)
From net investment income		(0.04)		(0.14)	(0.13)	(0.08)	(0.11)	(0.07)	(0.41)
From net realized gain		(0.31)		(0.59)	(1.18)	(0.88)	—	(0.84)	(1.84)

Total distributions		(0.35)		(0.73)	(1.31)	(0.96)	(0.11)	(0.91)	(2.25)

Net asset value, end of period	$22.05		$18.23		$16.49	$17.89	$15.20	$12.32	$12.07

Total Return(d)
Based on net asset value	23.14	%(e)	15.34	%(e)	0.41%	25.31%	24.43%	9.75%	(2.15)%

Ratios to Average Net Assets
Total expenses	0.83	%(f)	0.86	%(f)	0.87%	0.86%	1.10%	1.14%	1.11	%(g)

Total expenses after fees waived and/or reimbursed	0.62	%(f)	0.62	%(f)	0.62%	0.62%	0.84%	0.92%	0.92	%(g)

Net investment income	0.22	%(f)	0.65	%(f)	0.82%	0.83%	0.91%	0.86%	0.46	%(g)

Supplemental Data
Net assets, end of period (000)	$109,347		$89,737		$79,564	$74,886	$36,574	$37,417	$40,870

Portfolio turnover rate		76%		70%	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

48	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Growth Fund (continued)

		Service

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018	2017 (a)	2016 (a)	2015	(a)

Net asset value, beginning of period	$17.89		$16.18		$17.57	$14.95	$12.12	$11.86	$14.29

Net investment income (loss)(b)	(0.00	)(c)	0.04		0.09	0.09	0.08	0.06	0.01
Net realized and unrealized gain (loss)	4.06		2.36		(0.22)	3.46	2.82	1.05	(0.24)

Net increase (decrease) from investment operations	4.06		2.40		(0.13)	3.55	2.90	1.11	(0.23)

Distributions(d)
From net investment income		(0.01)		(0.10)	(0.08)	(0.05)	(0.07)	(0.01)	(0.36)
From net realized gain		(0.31)		(0.59)	(1.18)	(0.88)	—	(0.84)	(1.84)

Total distributions		(0.32)		(0.69)	(1.26)	(0.93)	(0.07)	(0.85)	(2.20)

Net asset value, end of period	$21.63		$17.89		$16.18	$17.57	$14.95	$12.12	$11.86

Total Return(e)
Based on net asset value	22.97	%(f)	15.19	%(f)	0.15%	24.96%	24.03%	9.44%	(2.49)%

Ratios to Average Net Assets
Total expenses(g)	1.22	%(h)	1.06	%(h)	0.98%	1.03%	1.24%	1.26%	1.33	%(i)

Total expenses after fees waived and/or reimbursed	0.87	%(h)	0.87	%(h)	0.87%	0.87%	1.11%	1.24%	1.23	%(i)

Net investment income (loss)	(0.00	)%(h)(j)	0.39	%(h)	0.57%	0.55%	0.59%	0.54%	0.10	%(i)

Supplemental Data
Net assets, end of period (000)	$208		$253		$198	$160	$189	$119	$108

Portfolio turnover rate		76%		70%	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/20		Period from 10/01/19	Year Ended September 30,
	(unaudited	)	to 5/31/20	2019	2018	2017	(a)	2016	(a)	2015	(a)

Expense ratios	N/A		N/A	0.97%	N/A	N/A		1.21%		1.30%

(h)	Annualized.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Amount is greater than $(0.005)%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Growth Fund (continued)

		Investor A

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018	2017 (a)	2016 (a)	2015	(a)

Net asset value, beginning of period	$17.35		$15.71		$17.11	$14.59	$11.83	$11.61	$14.04

Net investment income (loss)(b)	(0.00	)(c)	0.04		0.09	0.09	0.08	0.06	0.02
Net realized and unrealized gain (loss)	3.94		2.28		(0.22)	3.37	2.75	1.02	(0.24)

Net increase (decrease) from investment operations	3.94		2.32		(0.13)	3.46	2.83	1.08	(0.22)

Distributions(d)
From net investment income		(0.02)		(0.09)	(0.09)	(0.06)	(0.07)	(0.02)	(0.37)
From net realized gain		(0.31)		(0.59)	(1.18)	(0.88)	—	(0.84)	(1.84)

Total distributions		(0.33)		(0.68)	(1.27)	(0.94)	(0.07)	(0.86)	(2.21)

Net asset value, end of period	$20.96		$17.35		$15.71	$17.11	$14.59	$11.83	$11.61

Total Return(e)
Based on net asset value	22.98	%(f)	15.16	%(f)	0.15%	24.98%	24.03%	9.39%	(2.46)%

Ratios to Average Net Assets
Total expenses	1.09	%(g)	1.12	%(g)	1.12%	1.12%	1.35%	1.42%	1.41	%(h)

Total expenses after fees waived and/or reimbursed	0.87	%(g)	0.87	%(g)	0.87%	0.87%	1.13%	1.24%	1.24	%(h)

Net investment income (loss)	(0.03	)%(g)	0.40	%(g)	0.57%	0.58%	0.60%	0.54%	0.14	%(h)

Supplemental Data
Net assets, end of period (000)	$829,086		$713,162		$699,247	$730,996	$351,398	$323,297	$355,844

Portfolio turnover rate		76%		70%	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

50	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Growth Fund (continued)

		Investor C

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018	2017 (a)	2016 (a)	2015	(a)

Net asset value, beginning of period	$14.67		$13.35		$14.55	$12.53	$10.19	$10.16	$12.57

Net investment loss(b)		(0.06)		(0.03)	(0.03)	(0.03)	(0.02)	(0.02)	(0.07)
Net realized and unrealized gain (loss)	3.33		1.93		(0.17)	2.89	2.36	0.89	(0.20)

Net increase (decrease) from investment operations	3.27		1.90		(0.20)	2.86	2.34	0.87	(0.27)

Distributions(c)
From net investment income	—		—		—	—	—	—	(0.30)
From net realized gain		(0.31)		(0.58)	(1.00)	(0.84)	—	(0.84)	(1.84)

Total distributions		(0.31)		(0.58)	(1.00)	(0.84)	—	(0.84)	(2.14)

Net asset value, end of period	$17.63		$14.67		$13.35	$14.55	$12.53	$10.19	$10.16

Total Return(d)
Based on net asset value	22.58	%(e)	14.56	%(e)	(0.59)%	24.09%	22.96%	8.63%	(3.26)%

Ratios to Average Net Assets
Total expenses	1.83	%(f)	1.83	%(f)	1.85%	1.87%	2.12%	2.17%	2.15	%(g)

Total expenses after fees waived and/or reimbursed	1.62	%(f)	1.62	%(f)	1.62%	1.62%	1.91%	2.01%	2.01	%(g)

Net investment loss	(0.77	)%(f)	(0.35	)%(f)	(0.22)%	(0.19)%	(0.16)%	(0.23)%	(0.63	)%(g)

Supplemental Data
Net assets, end of period (000)	$13,688		$14,728		$15,277	$48,702	$46,804	$63,586	$72,966

Portfolio turnover rate		76%		70%	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class K

	Six Months Ended		Period from			Period from
	11/30/20		10/01/19		Year Ended	01/25/18	(a)
	(unaudited)		to 05/31/20		09/30/19	to 09/30/18

Net asset value, beginning of period	$18.23		$16.49		$17.89	$16.37

Net investment income(b)	0.03		0.08		0.14	0.11
Net realized and unrealized gain (loss)	4.14		2.40		(0.23)	1.41

Net increase (decrease) from investment operations	4.17		2.48		(0.09)	1.52

Distributions(c)
From net investment income		(0.04)		(0.15)	(0.13)	—
From net realized gain		(0.31)		(0.59)	(1.18)	—

Total distributions		(0.35)		(0.74)	(1.31)	—

Net asset value, end of period	$22.05		$18.23		$16.49	$17.89

Total Return(d)
Based on net asset value	23.16	%(e)	15.40	%(e)	0.47%	9.29	%(e)

Ratios to Average Net Assets
Total expenses	0.72	%(f)	0.70	%(f)	0.71%	0.72	%(f)

Total expenses after fees waived and/or reimbursed	0.57	%(f)	0.57	%(f)	0.57%	0.57	%(f)

Net investment income	0.27	%(f)	0.72	%(f)	0.85%	0.93	%(f)

Supplemental Data
Net assets, end of period (000)	$1,026		$715		$973	$609

Portfolio turnover rate		76%		70%	154%	162	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

52	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Growth Fund (continued)

		Class R

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018	2017 (a)	2016 (a)	2015	(a)

Net asset value, beginning of period	$18.10		$16.32		$17.69	$15.01	$12.17	$11.94	$14.41

Net investment income (loss)(b)		(0.03)	0.02		0.05	0.05	0.04	0.02	(0.03)
Net realized and unrealized gain (loss)	4.12		2.38		(0.23)	3.49	2.84	1.05	(0.25)

Net increase (decrease) from investment operations	4.09		2.40		(0.18)	3.54	2.88	1.07	(0.28)

Distributions(c)
From net investment income	—			(0.03)	(0.01)	—	(0.04)	—	(0.35)
From net realized gain		(0.31)		(0.59)	(1.18)	(0.86)	—	(0.84)	(1.84)

Total distributions		(0.31)		(0.62)	(1.19)	(0.86)	(0.04)	(0.84)	(2.19)

Net asset value, end of period	$21.88		$18.10		$16.32	$17.69	$15.01	$12.17	$11.94

Total Return(d)
Based on net asset value	22.84	%(e)	14.99	%(e)	(0.15)%	24.68%	23.68%	9.04%	(2.86)%

Ratios to Average Net Assets
Total expenses	1.38	%(f)	1.46	%(f)	1.42%	1.40%	1.66%	1.74%	1.69	%(g)

Total expenses after fees waived and/or reimbursed	1.12	%(f)	1.12	%(f)	1.12%	1.12%	1.45%	1.60%	1.60	%(g)

Net investment income (loss)	(0.28	)%(f)	0.16	%(f)	0.33%	0.30%	0.28%	0.20%	(0.23	)%(g)

Supplemental Data
Net assets, end of period (000)	$473		$536		$867	$1,864	$2,332	$1,875	$1,138

Portfolio turnover rate		76%		70%	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund

		Institutional

	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,
			2020		2019	2018	2017	2016

Net asset value, beginning of period	$13.09		$13.13		$14.80	$12.70	$10.59	$11.74

Net investment income(a)	0.06		0.14		0.13	0.11	0.10	0.08
Net realized and unrealized gain (loss)	3.81		(0.05)		(1.13)	2.37	2.10	(0.64)

Net increase (decrease) from investment operations	3.87		0.09		(1.00)	2.48	2.20	(0.56)

Distributions(b)
From net investment income		(0.03)	(0.13)		(0.11)	(0.09)	(0.06)	(0.10)
From net realized gain	—		(0.00	)(c)	(0.56)	(0.29)	(0.03)	(0.49)

Total distributions		(0.03)	(0.13)		(0.67)	(0.38)	(0.09)	(0.59)

Net asset value, end of period	$16.93		$13.09		$13.13	$14.80	$12.70	$10.59

Total Return(d)
Based on net asset value	29.60	%(e)	0.61%		(6.89)%	19.82%	20.84%	(4.80)%

Ratios to Average Net Assets
Total expenses	0.61	%(f)	0.64%		0.70%	0.66%	1.05%	3.15%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.50%		0.49%	0.50%	0.54%	0.69%

Net investment income	0.86	%(f)	0.99%		0.95%	0.83%	0.78%	0.80%

Supplemental Data
Net assets, end of period (000)	$1,411,608		$847,753		$551,833	$356,274	$56,603	$10,302

Portfolio turnover rate		41%	101%		100%	104%	127%	171%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

54	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund (continued)

		Investor A

	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,
			2020		2019	2018	2017	2016

Net asset value, beginning of period	$13.02		$13.05		$14.73	$12.66	$10.56	$11.71

Net investment income(a)	0.04		0.10		0.09	0.09	0.06	0.06
Net realized and unrealized gain (loss)	3.79		(0.03)		(1.13)	2.34	2.10	(0.65)

Net increase (decrease) from investment operations	3.83		0.07		(1.04)	2.43	2.16	(0.59)

Distributions(b)
From net investment income		(0.02)	(0.10)		(0.08)	(0.07)	(0.03)	(0.07)
From net realized gain	—		(0.00	)(c)	(0.56)	(0.29)	(0.03)	(0.49)

Total distributions		(0.02)	(0.10)		(0.64)	(0.36)	(0.06)	(0.56)

Net asset value, end of period	$16.83		$13.02		$13.05	$14.73	$12.66	$10.56

Total Return(d)
Based on net asset value	29.41	%(e)	0.45%		(7.16)%	19.51%	20.51%	(5.02)%

Ratios to Average Net Assets
Total expenses	0.99	%(f)	1.01%		1.03%	1.08%	1.39%	3.60%

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.75%		0.75%	0.75%	0.83%	0.95%

Net investment income	0.61	%(f)	0.75%		0.69%	0.64%	0.51%	0.58%

Supplemental Data
Net assets, end of period (000)	$368,287		$277,926		$248,574	$79,515	$6,389	$3,191

Portfolio turnover rate		41%	101%		100%	104%	127%	171%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund (continued)

		Investor C

	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,
			2020		2019	2018	2017	2016

Net asset value, beginning of period	$12.74		$12.80		$14.48	$12.44	$10.44	$11.60

Net investment income (loss)(a)		(0.01)	0.00	(b)	(0.01)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	3.69		(0.04)		(1.10)	2.31	2.06	(0.64)

Net increase (decrease) from investment operations	3.68		(0.04)		(1.11)	2.29	2.03	(0.66)

Distributions(c)
From net investment income	—		(0.02)		(0.01)	—	—	(0.01)
From net realized gain	—		(0.00	)(d)	(0.56)	(0.25)	(0.03)	(0.49)

Total distributions	—		(0.02)		(0.57)	(0.25)	(0.03)	(0.50)

Net asset value, end of period	$16.42		$12.74		$12.80	$14.48	$12.44	$10.44

Total Return(e)
Based on net asset value	28.89	%(f)	(0.33)%		(7.83)%	18.65%	19.47%	(5.71)%

Ratios to Average Net Assets
Total expenses	1.73	%(g)	1.71%		1.81%	1.94%	2.22%	4.41%

Total expenses after fees waived and/or reimbursed	1.50	%(g)	1.50%		1.50%	1.50%	1.57%	1.70%

Net investment income (loss)	(0.15	)%(g)	0.01%		(0.06)%	(0.16)%	(0.25)%	(0.19)%

Supplemental Data
Net assets, end of period (000)	$6,626		$4,955		$4,363	$1,373	$764	$423

Portfolio turnover rate		41%	101%		100%	104%	127%	171%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

56	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund (continued)

		Class K

	Six Months Ended							Period from
	11/30/20		Year Ended May 31,					03/28/16	(a)

	(unaudited)		2020		2019	2018	2017	to 05/31/16

Net asset value, beginning of period	$13.10		$13.13		$14.81	$12.70	$10.60	$9.88

Net investment income(b)	0.07		0.14		0.14	0.12	0.12	0.02
Net realized and unrealized gain (loss)	3.80		(0.03)		(1.15)	2.37	2.07	0.70

Net increase (decrease) from investment operations	3.87		0.11		(1.01)	2.49	2.19	0.72

Distributions(c)
From net investment income		(0.03)	(0.14)		(0.11)	(0.09)	(0.06)	—
From net realized gain	—		(0.00	)(d)	(0.56)	(0.29)	(0.03)	—

Total distributions		(0.03)	(0.14)		(0.67)	(0.38)	(0.09)	—

Net asset value, end of period	$16.94		$13.10		$13.13	$14.81	$12.70	$10.60

Total Return(e)
Based on net asset value	29.60	%(f)	0.73%		(6.93)%	19.94%	20.74%	7.29	%(f)

Ratios to Average Net Assets
Total expenses	0.54	%(g)	0.56%		0.61%	0.65%	1.62%	3.59	%(g)

Total expenses after fees waived and/or reimbursed	0.45	%(g)	0.45%		0.45%	0.45%	0.45%	0.60	%(g)

Net investment income	0.90	%(g)	0.99%		1.00%	0.90%	0.95%	0.83	%(g)

Supplemental Data
Net assets, end of period (000)	$504,391		$188,885		$56,316	$68,375	$58,557	$214

Portfolio turnover rate		41%	101%		100%	104%	127%	171	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Core Fund	Advantage Small Cap Core	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Trustees of the Trust (the “Board”) and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm International Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into Advantage International. As a result, Advantage International acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Advantage International.

Each shareholder of the Target Fund received shares of Advantage International in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of Advantage International in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage International’s Share Class	Shares of Advantage International

Class A	2,038,749	0.72388825	Investor A	1,475,826
Class B	30,592	0.72323294	Investor A	22,125
Institutional	1,548,107	0.72329278	Institutional	1,119,735
Class R-1	71,547	0.71993693	Investor A	51,509
Class R-2	324,627	0.72254519	Investor A	234,558
Class R-3	99,013	0.72435088	Institutional	71,720
Legacy Class B	19,795	0.74049155	Investor A	14,658
Premier	2,955,714	0.73171950	Investor A	2,162,754

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Amounts

Net assets	$ 79,635,612

Paid-in capital	$ 80,326,765
Accumulated loss	(691,153)

For financial reporting purposes, assets received and shares issued by Advantage International were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage International’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

58	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

The net assets of Advantage International before the reorganization were $702,389,703.The aggregate net assets of Advantage International immediately after the reorganization amounted to $782,025,315. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

State Farm International Equity Fund	$77,948,036	$77,740,666

The purpose of the transaction was to combine the assets of the Target Fund with the assets of Advantage International. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the reorganization had been completed on October 1, 2018, the beginning of the fiscal reporting period of Advantage International, the pro forma results of operations for the year ended September 30, 2019, are as follows:

•	Net investment income: $21,454,038.

•	Net realized and change in unrealized loss on investments: $(41,599,331).

•	Net decrease in net assets resulting from operations: $(20,145,293).

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage International’s Statements of Operations since November 19, 2018.

Reorganization costs incurred by Advantage International in connection with the reorganization were expensed by Advantage International.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2020, if any, are disclosed in the Statements of Assets and Liabilities.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Funds are open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Fund’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Fund’s listing exchange that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

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Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach

(i)    recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)    future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)    audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the

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Notes to Financial Statements  (unaudited) (continued)

warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount	(b)
Advantage International
Citigroup Global Markets, Inc.	$27	$(27)	$—
Morgan Stanley & Co. LLC	625,738	(625,738)	—

	$625,765	$(625,765)	$—

Advantage Large Cap Growth
Citigroup Global Markets, Inc.	$3,192,350	$(3,192,350)	$—
Credit Suisse Securities (USA) LLC	2,013,732	(2,013,732)	—
Deutsche Bank Securities, Inc.	1,572,374	(1,572,374)	—
National Financial Services LLC	384,108	(384,108)	—
SG Americas Securities LLC	36,717	(36,717)	—

	$7,199,281	$(7,199,281)	$—

Advantage Small Cap Core(c)
Barclays Capital, Inc.	$24,306	$(24,306)	$—
BNP Paribas Securities Corp.	268,840	(268,840)	—
BofA Securities, Inc.	986,024	(958,734)	27,290
Citigroup Global Markets, Inc.	17,436,544	(17,436,544)	—
Credit Suisse Securities (USA) LLC	8,033,049	(8,033,049)	—
Deutsche Bank Securities, Inc.	2,088,346	(2,088,346)	—
J.P. Morgan Securities LLC	28,193,892	(28,193,892)	—
Jefferies LLC	1,271,411	(1,271,411)	—
Morgan Stanley & Co. LLC	23,667,023	(23,667,023)	—
National Financial Services LLC	2,609,974	(2,609,974)	—
State Street Bank & Trust Co.	5,986,598	(5,986,598)	—
TD Prime Services LLC	3,180,475	(3,180,475)	—

	$93,746,482	$(93,719,192)	$27,290

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of November 30, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

(c)	Securities loaned with a value of $3,290 have been sold and are pending settlement as of November 30, 2020.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral

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Notes to Financial Statements  (unaudited) (continued)

received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

First $1 billion	0.45%	0.57%	0.45%
$1 billion - $3 billion	0.42	0.54	0.42
$3 billion - $5 billion	0.41	0.51	0.41
$5 billion - $10 billion	0.39	0.50	0.39
Greater than $10 billion	0.38	0.48	0.38

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Service	0.25%	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25	N/A	0.25	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	0.25	0.25	N/A	N/A
BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

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Notes to Financial Statements  (unaudited) (continued)

For the six months ended November 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total

Advantage International	$ —	$ 476,424	$ 27,747	$ 7,686	$ 511,857
Advantage Large Cap Growth	251	974,464	71,966	1,276	1,047,957
Advantage Small Cap Core	—	384,521	28,359	—	412,880

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$ 50,620	$ —	$ 38,205	$ 557	$ 4,608	$ 308	$ 94,298
Advantage Large Cap Growth	10,171	20	78,100	1,444	89	51	89,875
Advantage Small Cap Core	105,904	—	30,811	568	29,965	—	167,248

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total

Advantage International	$311,121	$311,121
Advantage Small Cap Core	105,598	105,598

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$ 2,166	$ —	$ 5,880	$ 603	$ 61	$ 32	$ 8,742
Advantage Large Cap Growth	814	5	32,602	1,037	2	8	34,468
Advantage Small Cap Core	2,261	—	6,595	1,506	530	—	10,892

For the six months ended November 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$ 413,194	$ —	$ 369,204	$ 7,524	$ 2,071	$ 4,068	$ 796,061
Advantage Large Cap Growth	80,751	296	640,050	11,574	194	521	733,386
Advantage Small Cap Core	417,356	—	315,124	5,668	3,291	—	741,439

Other Fees: For the six months ended November 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Advantage International	$ 2,056
Advantage Large Cap Growth	4,563
Advantage Small Cap Core	11,902

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Notes to Financial Statements  (unaudited) (continued)

For the six months ended November 30, 2020, affiliates received CDSCs as follows:

Share Class	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

Investor A	$ 1,126	$ 296	$ 965
Investor C	2,099	100	1,224

	$ 3,225	$ 396	$ 2,189

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver.

These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2020, amounts waived were as follows:

Fund Name	Amounts Waived

Advantage International	$7,944
Advantage Large Cap Growth	9,602
Advantage Small Cap Core	21,699

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service		Investor A	Investor C	Class K	Class R

Advantage International(a)	0.50%	0.75	%(b)	0.75%	1.50%	0.45%	1.00%
Advantage Large Cap Growth(a)	0.62	0.87		0.87	1.62	0.57	1.12	(c)
Advantage Small Cap Core(a)	0.50	N/A		0.75	1.50	0.45	N/A

(a)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021 (or September 30, 2031 with respect to Advantage Large Cap Growth Class R Shares), unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

(b)	There were no shares outstanding as of November 30, 2020.
(c)	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.

For the six months ended November 30, 2020, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived

Advantage International	$757,097
Advantage Large Cap Growth	375,708
Advantage Small Cap Core	528,016

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended November 30, 2020, class specific expense waivers and/or reimbursements were as follows:

			Administration Fees Waived

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$50,620	$—	$38,205	$557	$4,608	$308	$94,298
Advantage Large Cap Growth	10,171	20	78,100	1,444	89	51	89,875
Advantage Small Cap Core	105,904	—	30,811	568	29,965	—	167,248

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Notes to Financial Statements  (unaudited) (continued)

	Transfer Agent Fees Waived and/or Reimbursed

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$ 286,638	$ —	$ 272,779	$ 6,053	$ 2,071	$ 3,283	$ 570,824
Advantage Large Cap Growth	55,217	245	442,382	7,737	193	387	506,161
Advantage Small Cap Core	151,956	—	237,393	4,204	3,291	—	396,844

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Advantage Large Cap Growth and Advantage Small Cap Core retain 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Growth and Advantage Small Cap Core, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended November 30, 2020, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Advantage International	$11,151
Advantage Large Cap Growth	4,455
Advantage Small Cap Core	159,080

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Advantage International and Advantage Small Cap Core may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program. In addition, Advantage Small Cap Core is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2020, Advantage International and Advantage Small Cap Core did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

66	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended November 30, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Advantage International	$1,181,872,725	$ 1,221,637,080
Advantage Large Cap Growth	660,872,566	710,625,819
Advantage Small Cap Core	1,159,327,609	654,353,402

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2020, the Advantage International Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $115,792,483.

As of November 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

Tax cost	$899,318,335	$631,566,993	$2,028,153,663

Gross unrealized appreciation	$121,498,057	$334,927,923	$435,440,054
Gross unrealized depreciation	(13,936,211)	(3,889,665)	(74,417,379)

Net unrealized appreciation (depreciation)	$107,561,846	$331,038,258	$361,022,675

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (unaudited) (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Advantage International invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/20		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Advantage International
Institutional
Shares sold	2,050,035	$32,138,020	10,053,656	$149,989,026	7,187,213	$112,138,877
Shares issued in reinvestment of distributions	308,686	4,744,501	752,851	12,406,978	679,659	10,004,600
Shares issued in reorganization(a)	—	—	—	—	1,191,455	18,579,616
Shares redeemed	(3,743,409)	(58,697,589)	(5,606,234)	(84,809,969)	(5,091,175)	(79,480,738)

	(1,384,688)	$(21,815,068)	5,200,273	$77,586,035	3,967,152	$61,242,355

Investor A
Shares sold and automatic conversion of shares	1,271,850	$19,580,754	7,354,726	$109,718,575	7,413,242	$114,556,452
Shares issued in reinvestment of distributions	202,888	3,083,901	641,324	10,459,991	506,134	7,379,502
Shares issued in reorganization(a)	—	—	—	—	3,961,430	61,055,996
Shares redeemed	(3,116,544)	(47,920,485)	(7,868,559)	(118,716,806)	(4,512,726)	(69,568,154)

	(1,641,806)	$(25,255,830)	127,491	$1,461,760	7,368,080	$113,423,796

Investor C
Shares sold	12,775	$192,747	35,703	$520,481	104,380	$1,581,801
Shares issued in reinvestment of distributions	2,096	31,040	9,703	154,382	6,077	86,360
Shares redeemed and automatic conversion of shares	(153,172)	(2,304,899)	(213,615)	(3,108,992)	(932,769)	(14,025,339)

	(138,301)	$(2,081,112)	(168,209)	$(2,434,129)	(822,312)	$(12,357,178)

Class K
Shares sold	189,111	$2,934,645	839,709	$12,679,206	2,442,351	$39,126,033
Shares issued in reinvestment of distributions	29,104	447,334	78,765	1,298,043	14,952	220,087
Shares redeemed	(314,719)	(4,899,206)	(663,551)	(10,063,996)	(227,253)	(3,579,204)

	(96,504)	$(1,517,227)	254,923	$3,913,253	2,230,050	$35,766,916

Class R
Shares sold	32,093	$493,420	43,569	$623,878	74,667	$1,148,306
Shares issued in reinvestment of distributions	1,477	22,484	7,122	116,369	8,775	128,026
Shares redeemed	(82,308)	(1,259,047)	(149,798)	(2,294,608)	(206,197)	(3,219,311)

	(48,738)	$(743,143)	(99,107)	$(1,554,361)	(122,755)	$(1,942,979)

	(3,310,037)	$(51,412,380)	5,315,371	$78,972,558	12,620,215	$196,132,910

Advantage Large Cap Growth
Institutional
Shares sold	793,641	$15,859,531	1,664,670	$28,270,459	1,417,588	$22,049,536
Shares issued in reinvestment of distributions	86,258	1,672,551	187,678	3,149,241	368,193	5,382,985
Shares redeemed	(843,683)	(16,914,801)	(1,755,297)	(29,497,286)	(1,146,041)	(18,321,402)

	36,216	$617,281	97,051	$1,922,414	639,740	$9,111,119

Service
Shares sold	53	$1,050	2,000	$30,700	5,103	$72,800
Shares issued in reinvestment of distributions	163	3,096	500	8,241	798	11,470
Shares redeemed	(4,777)	(88,504)	(599)	(9,940)	(2,748)	(38,251)

	(4,561)	$(84,358)	1,901	$29,001	3,153	$46,019

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/20		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Advantage Large Cap Growth (continued)
Investor A
Shares sold and automatic conversion of shares	2,287,655	$43,848,307	4,446,628	$70,607,642	6,662,252	$98,680,539
Shares issued in reinvestment of distributions	706,032	13,026,292	1,731,744	27,690,590	3,864,428	53,947,453
Shares redeemed	(4,545,110)	(86,570,631)	(9,579,253)	(153,256,890)	(8,739,543)	(133,123,440)

	(1,551,423)	$(29,696,032)	(3,400,881)	$(54,958,658)	1,787,137	$19,504,552

Investor C
Shares sold	45,577	$739,515	106,476	$1,432,407	184,277	$1,733,438
Shares issued in reinvestment of distributions	18,934	294,620	47,034	638,252	70,938	1,408,299
Shares redeemed and automatic conversion of shares	(291,631)	(4,711,508)	(294,141)	(3,931,007)	(2,457,686)	(32,944,701)

	(227,120)	$(3,677,373)	(140,631)	$(1,860,348)	(2,202,471)	$(29,802,964)

Class K
Shares sold	9,057	$197,481	7,318	$111,250	25,965	$399,000
Shares issued in reinvestment of distributions	492	9,543	2,052	34,414	1,964	28,695
Shares redeemed	(2,263)	(45,723)	(29,155)	(438,862)	(2,941)	(48,101)

	7,286	$161,301	(19,785)	$(293,198)	24,988	$379,594

Class R
Shares sold	4,817	$93,284	12,423	$196,016	13,537	$208,300
Shares issued in reinvestment of distributions	494	9,524	1,855	30,985	7,473	108,590
Shares redeemed	(13,307)	(271,242)	(37,771)	(626,534)	(73,310)	(1,147,635)

	(7,996)	$(168,434)	(23,493)	$(399,533)	(52,300)	$(830,745)

	(1,747,598)	$(32,847,615)	(3,485,838)	$(55,560,322)	200,247	$(1,592,425)

	Six Months Ended 11/30/20		Year Ended 05/31/20

	Shares	Amounts	Shares	Amounts

Advantage Small Cap Core
Institutional
Shares sold	30,776,322	$453,996,369	40,948,676	$521,146,487
Shares issued in reinvestment of distributions	140,283	1,935,907	431,317	6,386,298
Shares redeemed	(12,291,083)	(183,983,542)	(18,677,824)	(236,251,203)

	18,625,522	$271,948,734	22,702,169	$291,281,582

Investor A
Shares sold and automatic conversion of shares	3,555,555	$52,662,303	7,452,876	$95,188,119
Shares issued in reinvestment of distributions	23,530	323,062	125,295	1,848,839
Shares redeemed	(3,043,752)	(44,121,425)	(5,273,975)	(72,027,825)

	535,333	$8,863,940	2,304,196	$25,009,133

Investor C
Shares sold	54,892	$763,544	194,007	$2,542,061
Shares issued in reinvestment of distributions	—	—	445	6,537
Shares redeemed and automatic conversion of shares	(40,415)	(563,765)	(146,329)	(1,866,475)

	14,477	$199,779	48,123	$682,123

70	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/20		Year Ended 05/31/20

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Advantage Small Cap Core (continued)
Class K
Shares sold	17,106,254	$248,438,646	17,939,631	$258,512,762
Shares issued in reinvestment of distributions	33,563	463,511	67,762	1,006,554
Shares redeemed	(1,788,257)	(26,485,439)	(7,879,299)	(118,900,431)

	15,351,560	$222,416,718	10,128,094	$140,618,885

	34,526,892	$503,429,171	35,182,582	$457,591,723

(a)	See Note 1 regarding the reorganization.

As of November 30, 2020, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 12,217 Class K Shares of Advantage Large Cap Growth.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund and BlackRock Advantage Small Cap Core Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	73

Additional Information  (continued)

BlackRock Privacy Principles

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If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

74	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

CHF	Swiss Franc

Portfolio Abbreviation

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	75

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-11/20-SAR

NOVEMBER 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Commodity Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in November 2020 following a series of successful vaccine trials. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. Inflation should increase as the growth accelerates, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.98%	17.46%

U.S. small cap equities (Russell 2000® Index)	31.36	13.59

International equities (MSCI Europe, Australasia, Far East Index)	20.16	6.37

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.43

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.80

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.31)	10.09

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.79	7.28

Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.12	4.68

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.30	7.17

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2020	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month reporting period that ended on November 30, 2020, the Fund underperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

Commodity prices rose during the past six months. The gradual re-opening of the world economy, together with the November 2020 announcements that several COVID-19 vaccines were on the way, led to a meaningful improvement in the demand outlook. Commodity-related equities also delivered a robust gain, with the best performance occurring from late October onward.

The Fund invests in both commodity futures and natural resources stocks. In comparison, the benchmark consists entirely of commodity futures.

Part of the Fund’s strategy is to employ derivatives by investing in commodity futures through total return swaps, using an enhanced index approach. Approximately 50% of the portfolio was invested in commodity total return swaps. The Fund’s use of derivatives had a positive impact on Fund performance.

Among the Fund’s equity holdings, chicken producer Pilgrims Pride Corp. was one of the largest detractors. The company was negatively impacted by continued softness in demand from restaurants and other large food-service providers. A position in Exxon Mobil Corp. also detracted. Consistent with trends across the broader, shares of Exxon lost ground in the June-October time frame amid concerns about the outlook for the sector as a whole.

On the positive side, Vale SA was among the Fund’s top performers. The stock benefited from strength in the price of iron ore, the outperformance of the broader Brazilian market in November, and the broader “global reflation trade.” The Fund’s holdings in copper companies, such as Freeport-McMoRan, Inc., were also boosted by the reflation theme as investors gained confidence in the economic outlook for 2021. CF Industries Holdings, Inc. was another leading contributor. The stock performed strongly due to rising crop prices and improving sentiment regarding upstream agriculture companies.

Describe recent portfolio activity.

The Fund decreased its allocation to the agriculture/livestock and precious metals sub-sectors following a period of strong returns for both areas. On the other end of the spectrum, the Fund reduced its weightings in energy and mining.

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its position in commodity total return swaps. The cash balance did not have any material impact on Fund results.

Describe portfolio positioning at period end.

The Fund‘s largest equity position was in the agriculture/livestock sector, followed by energy, industrial metals, and precious metals, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2020 (continued)	BlackRock Commodity Strategies Fund

Performance Summary for the Period Ended November 30, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	15.61%	5.57%	N/A	4.06%	N/A	(2.46)%	N/A
Investor A	15.49	5.36	(0.18)%	3.83	2.71%	(2.67)	(3.24)%
Investor C	15.16	4.55	3.55	3.06	3.06	(3.30)	(3.30)
Class K	15.61	5.64	N/A	4.11	N/A	(2.43)	N/A
Bloomberg Commodity Index Total ReturnSM(d)	17.11	(3.06)	N/A	(0.57)	N/A	(6.08)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

(c)	The Fund commenced operations on October 3, 2011.
(d)

An index composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. Prior to July 1, 2014, the Bloomberg Commodity Index Total ReturnSM was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,156.10	$ 3.89		$ 1,000.00	$ 1,021.46	$ 3.65		0.72%
Investor A	1,000.00	1,154.90	5.24		1,000.00	1,020.20	4.91		0.97
Investor C	1,000.00	1,151.60	9.28		1,000.00	1,016.44	8.69		1.72
Class K	1,000.00	1,156.10	3.62		1,000.00	1,021.71	3.40		0.67

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Chevron Corp.	2%
Royal Dutch Shell PLC, A Shares	1
Newmont Corp.	1
TOTAL SE	1
Barrick Gold Corp.	1
Rio Tinto PLC	1
BHP Group PLC	1
FMC Corp.	1
Freeport-McMoRan, Inc.	1
BP PLC	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Materials	21%
Energy	13
Consumer Staples	10
Consumer Discretionary	3
Industrials	2
Short-Term Securities	49
Other Assets Less Liabilities	2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waivers, if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to the Fund’s contractual waivers, if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on June 1, 2020 and held through November 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

6	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) November 30, 2020	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 0.1%
Hofseth BioCare ASA(a)	271,244	$250,025

Capital Markets — 0.2%
Agronomics Ltd.(a)	4,000,000	378,615

Chemicals — 3.9%
CF Industries Holdings, Inc.	41,340	1,541,982
FMC Corp.	17,131	1,987,367
Koninklijke DSM NV	10,501	1,714,683
Nutrien Ltd.	16,426	809,309
Robertet SA	1,129	1,214,749
Symrise AG	12,773	1,600,951

		8,869,041

Containers & Packaging — 0.9%
Graphic Packaging Holding Co.	78,540	1,203,233
Westrock Co.	22,339	942,929

		2,146,162

Energy Equipment & Services — 0.5%
Baker Hughes Co.	27,550	515,736
Schlumberger NV	25,482	529,771

		1,045,507

Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	4,068	1,593,720
Grocery Outlet Holding Corp.(a)	41,955	1,620,302
Kroger Co.	31,534	1,040,622
Total Produce PLC	665,422	1,122,215

		5,376,859

Food Products — 5.9%
Bunge Ltd.	23,038	1,356,708
Calavo Growers, Inc.	15,794	1,131,324
Cranswick PLC	18,345	836,027
Darling Ingredients, Inc.(a)	34,460	1,663,729
Freshpet, Inc.(a)	4,603	630,058
Gruma SAB de CV, Class B	112,133	1,239,440
Hormel Foods Corp.	12,927	609,896
Kerry Group PLC, Class A	10,956	1,536,230
Laird Superfood, Inc.(a)(b)	5,824	281,940
Maple Leaf Foods, Inc.	55,882	1,138,982
Nestlé SA, Registered Shares	15,642	1,752,131
Salmar ASA(a)	20,163	1,102,170

		13,278,635

Hotels, Restaurants & Leisure — 0.7%
Restaurant Brands International, Inc.	26,198	1,492,238

Internet & Direct Marketing Retail — 1.6%
Delivery Hero SE(a)(c)	5,227	635,536
HelloFresh SE(a)	17,714	1,045,343
Meituan, Class B(a)	13,900	519,810
Ocado Group PLC(a)	19,277	566,767
THG Holdings PLC(a)	109,379	916,908

		3,684,364

Machinery — 1.6%
Ag Growth International, Inc.	48,501	1,165,563
Deere & Co.	4,664	1,220,196
Marel HF	242,448	1,229,117

		3,614,876

Metals & Mining — 16.3%
Agnico Eagle Mines Ltd.	11,764	770,951
Alamos Gold, Inc., Class A	5,056	41,851

Security	Shares	Value

Metals & Mining (continued)
Anglo American PLC	57,110	$1,663,034
AngloGold Ashanti Ltd., ADR	2,178	47,197
ArcelorMittal SA(a)	24,657	448,351
B2Gold Corp.	94,251	525,431
Barrick Gold Corp.	117,190	2,711,777
Bellevue Gold Ltd.(a)	70,698	68,049
BHP Group PLC	89,216	2,017,233
BlueScope Steel Ltd.	44,417	555,766
Centamin PLC	96,839	146,702
Centerra Gold, Inc.	45,083	440,173
Deterra Royalties Ltd.(a)	29,055	98,108
Dundee Precious Metals, Inc.	11,219	73,428
Eldorado Gold Corp.(a)(b)	8,189	96,630
Endeavour Mining Corp.(a)	18,968	447,363
Equinox Gold Corp.(a)	7,070	69,845
ERO Copper Corp.(a)	13,916	238,738
Evolution Mining Ltd.	146,188	533,409
First Quantum Minerals Ltd.	73,138	1,037,910
Fortescue Metals Group Ltd.	60,413	804,858
Franco-Nevada Corp.	6,420	854,566
Freeport-McMoRan, Inc.	81,172	1,898,613
Glencore PLC(a)	106,940	301,491
Gold Fields Ltd., ADR	80,211	698,638
Iluka Resources Ltd.	29,055	114,220
Impala Platinum Holdings Ltd.	60,650	634,596
Ivanhoe Mines Ltd., Class A(a)	81,200	380,146
Kinross Gold Corp.	132,011	940,249
Kirkland Lake Gold Ltd.	22,619	926,740
Lundin Mining Corp.	103,872	830,208
Lynas Corp. Ltd.(a)	87,719	243,924
Metro Mining Ltd.(a)	232,175	10,737
MMC Norilsk Nickel PJSC, ADR	11,001	305,098
Nevada Copper Corp.(a)(b)	397,646	36,743
Newcrest Mining Ltd.	22,969	454,693
Newmont Corp.	56,538	3,325,565
Nickel Mines Ltd.	414,447	328,416
Northam Platinum Ltd.(a)	29,154	331,075
Northern Star Resources Ltd.	99,558	924,643
OceanaGold Corp.(a)	36,949	46,090
Osisko Gold Royalties Ltd.	8,034	87,287
OZ Minerals Ltd.	36,143	432,728
Pan American Silver Corp.	4,319	127,540
Polymetal International PLC	35,911	748,114
Polyus PJSC, GDR	4,596	434,785
Pretium Resources, Inc.(a)	8,499	93,124
Rio Tinto PLC	33,230	2,169,228
Saracen Mineral Holdings Ltd.(a)	135,397	470,313
Sibanye Stillwater Ltd.	170,443	567,909
Sierra Metals, Inc.(a)	9,037	27,069
Sigma Lithium Resources Corp.(a)	122,315	243,933
Skeena Resources Ltd.(a)	9,376	17,977
Sociedad Minera Cerro Verde SAA(a)	11,841	241,556
SolGold PLC(a)	321,715	148,397
SSR Mining, Inc.(a)	7,260	134,389
SSR Mining, Inc.(a)(b)	16,490	303,581
Steel Dynamics, Inc.	15,886	575,232
Stelco Holdings, Inc.	8,085	104,339
Teck Resources Ltd., Class B	38,369	606,246
Teranga Gold Corp.(a)	11,638	128,505
Titan Mining Corp.(a)(b)	159,796	77,517
Titan Mining Corp. (Acquired 09/22/20, cost $7,806)(d)	20,773	10,239
Torex Gold Resources, Inc.(a)	18,226	251,490

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	7

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Vale SA, ADR	126,758	$1,845,596
Wheaton Precious Metals Corp.	16,639	642,268

		36,912,617

Oil, Gas & Consumable Fuels — 12.9%
Aker BP ASA	26,697	599,444
BP PLC	571,349	1,855,074
Cairn Energy PLC(a)	150,678	321,201
Canadian Natural Resources Ltd.	12,289	280,375
Chevron Corp.	50,177	4,374,431
CNOOC Ltd.	474,000	471,662
Concho Resources, Inc.	8,989	516,688
ConocoPhillips	36,785	1,455,215
Enbridge, Inc.	22,174	692,521
EOG Resources, Inc.	19,792	927,849
Exxon Mobil Corp	15,586	594,294
Galp Energia SGPS SA	56,470	605,854
Hess Corp.	16,267	767,477
Kinder Morgan, Inc.	87,818	1,262,823
Kosmos Energy Ltd.	218,325	384,252
LUKOIL PJSC, ADR	4,104	264,196
Lundin Energy AB	14,459	345,433
Marathon Petroleum Corp.	9,515	369,943
Oil Search Ltd.	120,845	319,234
Petroleo Brasileiro SA, ADR	56,988	545,375
Pioneer Natural Resources Co.	9,478	953,297
Royal Dutch Shell PLC, A Shares	198,442	3,326,754
Santos Ltd.	97,077	433,901
Suncor Energy, Inc.	70,224	1,123,087
TC Energy Corp.	29,794	1,310,642
TOTAL SE	74,693	3,170,372
Valero Energy Corp.	15,518	834,403
Williams Cos., Inc.	53,751	1,127,696

		29,233,493

Personal Products — 1.4%
BellRing Brands, Inc., Class A(a)(b)	65,589	1,338,015
Jamieson Wellness, Inc.	62,055	1,719,211

		3,057,226

Pharmaceuticals — 0.0%
Sativa Wellness Group, Inc.(a)	440,928	23,766

Specialty Retail — 0.7%
Tractor Supply Co.	11,605	1,634,100

Warrants(a)(d)(e)

Metals & Mining — 0.0%
Titan Mining Corp. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 09/23/23, Strike Price CAD 0.75) (Acquired 09/22/20, cost $1)	10,387	—

Total Warrants — 0.0% (Cost: $1)		—

Total Long-Term Investments — 49.1% (Cost: $87,291,350)		110,997,524

Security		Shares	Value

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(f)(g)		3,112,567	$3,112,567
SL Liquidity Series, LLC, Money Market Series, 0.18%(f)(g)(h)		1,068,963	1,069,284

			4,181,851

		Par (000)

U.S. Treasury Obligations — 47.3%
U.S. Treasury Bills 0.16%, 12/03/20(i)	USD	17,000	16,999,950
0.12%, 01/07/21(i)		18,000	17,998,474
0.11%, 02/04/21(i)		18,000	17,997,156
0.11%, 03/04/21(i)		18,000	17,996,061
0.10%, 04/08/21(i)		18,000	17,994,240
0.10%, 05/06/21(i)		18,000	17,993,078

			106,978,959

Total Short-Term Securities — 49.1% (Cost: $111,156,017)			111,160,810

Total Investments — 98.2% (Cost: $198,447,367)			222,158,334

Other Assets Less Liabilities — 1.8%			4,009,694

Net Assets — 100.0%			$226,168,028

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $10,239, representing 0.0% of its net assets as of period end, and an original cost of $7,807.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(i)	Rates are discount rates or a range of discount rates as of period end.

8	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Commodity Strategies Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/20	Shares Held at 11/30/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,663,663	$—		$(1,551,096)	(a)	$—	$—	$3,112,567	3,112,567	$1,118		$—
SL Liquidity Series, LLC, Money Market Series	487,626	582,608	(a)	—		(832)	(118)	1,069,284	1,068,963	4,713	(b)	—

						$(832)	$(118)	$4,181,851		$5,831		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Termination		Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date		(000)	Value	(Received)	(Depreciation)

3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	01/22/21	USD	23,085	$(291,977)	$ —	$ (291,977)
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	01/29/21	USD	1,257	29,374	—	29,374
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMINTR	At Termination	Goldman Sachs International	02/08/21	USD	970	220,458	—	220,458
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMPRTR	At Termination	Merrill Lynch International	02/08/21	USD	651	83,108	—	83,108
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	03/12/21	USD	1,675	60,031	—	60,031
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	03/12/21	USD	4,125	1,293,578	—	1,293,578
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRLIT	At Termination	JPMorgan Chase Bank N.A.	03/12/21	USD	1,819	200,855	—	200,855
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRPRT	At Termination	JPMorgan Chase Bank N.A.	03/12/21	USD	9,114	1,387,396	—	1,387,396
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRAGT	At Termination	JPMorgan Chase Bank N.A.	03/12/21	USD	8,498	1,481,245	—	1,481,245
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	04/30/21	USD	1,512	189,340	—	189,340
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	04/30/21	USD	1,086	413,058	—	413,058

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination		Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date		(000)	Value	(Received)	(Depreciation)

3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	05/19/21	USD	998	$169,116	$ —	$ 169,116
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	05/27/21	USD	769	137,081	—	137,081
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	05/28/21	USD	1,400	245,823	—	245,823
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	06/01/21	USD	1,642	162,553	—	162,553
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/03/21	USD	917	143,580	—	143,580
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/08/21	USD	1,622	232,583	—	232,583
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/22/21	USD	1,574	216,246	—	216,246
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMLITR	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	951	125,554	—	125,554
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMENTR	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	4,247	322,425	—	322,425
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMAGTR	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	4,276	871,608	—	871,608
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	1,159	59,032	—	59,032
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMINTR	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	2,112	557,833	—	557,833
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	288	74,332	—	74,332
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMPRTR	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	3,942	108,272	—	108,272
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMTR	At Termination	JPMorgan Chase Bank N.A.	07/12/21	USD	1,135	131,292	—	131,292
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMTR	At Termination	JPMorgan Chase Bank N.A.	07/13/21	USD	1,099	129,777	—	129,777
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	08/02/21	USD	503	37,017	—	37,017
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	08/06/21	USD	1,002	42,160	—	42,160
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	08/13/21	USD	1,228	60,785	—	60,785
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	08/25/21	USD	1,026	36,557	—	36,557

10	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination		Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date		(000)	Value	(Received)	(Depreciation)

3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	08/31/21	USD	2,080	$40,298	$ —	$40,298
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRENT	At Termination	Goldman Sachs International	09/01/21	USD	1,528	(71,995)	—	(71,995)
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	Citibank N.A.	09/03/21	USD	1,986	52,731	—	52,731
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	09/24/21	USD	865	133,899	—	133,899
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	09/24/21	USD	1,119	(17,224)	—	(17,224)
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	09/30/21	USD	395	(24,353)	—	(24,353)
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	Citibank N.A.	10/25/21	USD	1,366	18,375	—	18,375
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	11/05/21	USD	1,008	14,768	—	14,768
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	11/08/21	USD	997	17,847	—	17,847
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRENT	At Termination	Goldman Sachs International	11/09/21	USD	1,547	52,361	—	52,361
3-month U.S. Treasury Bill, 0.09% (a)	At Termination	BCOMRST	At Termination	Morgan Stanley & Co. International PLC	11/23/21	USD	1,000	2,255	—	2,255

								$9,149,054	$ —	$9,149,054

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ —	$ —	$ 9,554,603	$ (405,549)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Commodity Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	$9,554,603	$—	$—	$—	$—	$—	$9,554,603

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	$405,549	$—	$—	$—	$—	$—	$405,549

For the six months ended November 30, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Swaps	$485,491	$—	$—	$—	$—	$—	$485,491

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$13,108,827	$—	$—	$—	$—	$—	$13,108,827

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps
Average notional amount	$98,014,271

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$9,554,603	$405,549

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$9,554,603	$405,549

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$9,554,603	$405,549

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

12	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Commodity Strategies Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Citibank N.A.	$71,106	$—	$ —	$—	$71,106
Goldman Sachs International	522,251	(96,348)	—	(425,903)	—
JPMorgan Chase Bank N.A.	8,875,883	(309,201)	—	(8,566,682)	—
Merrill Lynch International	83,108	—	—	—	83,108
Morgan Stanley & Co. International PLC	2,255	—	—	—	2,255

	$9,554,603	$(405,549)	$ —	$(8,992,585)	$156,469

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs International	$96,348	$(96,348)	$ —	$—	$—
JPMorgan Chase Bank N.A.	309,201	(309,201)	—	—	—

	$405,549	$(405,549)	$ —	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$250,025	$—	$ —	$250,025
Capital Markets	378,615	—	—	378,615
Chemicals	5,553,407	3,315,634	—	8,869,041
Containers & Packaging	2,146,162	—	—	2,146,162
Energy Equipment & Services	1,045,507	—	—	1,045,507
Food & Staples Retailing	4,254,644	1,122,215	—	5,376,859
Food Products	8,052,077	5,226,558	—	13,278,635
Hotels, Restaurants & Leisure	1,492,238	—	—	1,492,238
Internet & Direct Marketing Retail	916,908	2,767,456	—	3,684,364
Machinery	3,614,876	—	—	3,614,876
Metals & Mining	22,203,743	14,708,874	—	36,912,617
Oil, Gas & Consumable Fuels	17,841,569	11,391,924	—	29,233,493
Personal Products	3,057,226	—	—	3,057,226
Pharmaceuticals	23,766	—	—	23,766
Specialty Retail	1,634,100	—	—	1,634,100
Warrants	—	—	—	—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Commodity Strategies Fund

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$3,112,567	$—	$ —	$3,112,567
U.S. Treasury Obligations	—	106,978,959	—	106,978,959

	$75,577,430	$145,511,620	$ —	221,089,050

Investments Valued at NAV(a)				1,069,284

				$222,158,334

Derivative Financial Instruments(b)
Assets
Commodity Contracts	$—	$9,554,603	$ —	$9,554,603
Liabilities
Commodity Contracts	—	(405,549)	—	(405,549)

	$—	$9,149,054	$ —	$9,149,054

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

14	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities (unaudited)

November 30, 2020

BlackRock Commodity Strategies Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$217,976,483
Investments at value — affiliated(c)	4,181,851
Cash	7,196,958
Cash pledged for collateral — OTC derivatives	60,000
Receivables:
Investments sold	845,472
Securities lending income — affiliated	450
Capital shares sold	680,625
Dividends — affiliated	76
Dividends — unaffiliated	279,265
From the Manager	9,601
Unrealized appreciation on OTC swaps	9,554,603
Prepaid expenses	52,875

Total assets	240,838,259

LIABILITIES
Cash received as collateral for OTC derivatives	9,460,000
Cash collateral on securities loaned at value	1,067,040
Payables:
Investments purchased	3,209,886
Administration fees	7,735
Capital shares redeemed	218,841
Investment advisory fees	83,227
Trustees’ and Officer’s fees	3,680
Other accrued expenses	201,224
Other affiliate fees	696
Service and distribution fees	12,353
Unrealized depreciation on OTC swaps	405,549

Total liabilities	14,670,231

NET ASSETS	$226,168,028

NET ASSETS CONSIST OF
Paid-in capital	$375,589,376
Accumulated loss	(149,421,348)

NET ASSETS	$226,168,028

(a) Investments at cost — unaffiliated	$194,265,605
(b) Securities loaned at value	$1,046,653
(c) Investments at cost — affiliated	$4,181,762

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	15

Consolidated Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2020

BlackRock Commodity Strategies Fund

NET ASSET VALUE
Institutional
Net assets	$151,843,535

Shares outstanding	20,818,964

Net asset value	$7.29

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$39,764,849

Shares outstanding	5,498,848

Net asset value	$7.23

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$5,846,579

Shares outstanding	841,607

Net asset value	$6.95

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$28,713,065

Shares outstanding	3,934,824

Net asset value	$7.30

Shares authorized	Unlimited

Par value	$0.001

See notes to consolidated financial statements.

16	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations (unaudited)

Six Months Ended November 30, 2020

BlackRock Commodity Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$1,412,408
Dividends — affiliated	1,118
Interest — unaffiliated	113,443
Securities lending income — affiliated — net	4,713
Foreign taxes withheld	(70,404)

Total investment income	1,461,278

EXPENSES
Investment advisory	613,759
Transfer agent — class specific	106,964
Service and distribution — class specific	68,805
Professional	67,269
Administration	42,072
Registration	38,439
Custodian	27,131
Accounting services	23,813
Administration — class specific	19,763
Printing and postage	17,165
Trustees and Officer	5,294
Miscellaneous	11,128

Total expenses	1,041,602
Less:
Fees waived and/or reimbursed by the Manager	(182,744)
Administration fees waived — class specific	(19,763)
Transfer agent fees waived and/or reimbursed — class specific	(64,251)

Total expenses after fees waived and/or reimbursed	774,844

Net investment income	686,434

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (net of $29,829 foreign capital gain tax)	921,879
Investments — affiliated	(832)
Foreign currency transactions	(35)
Swaps	485,491

1,406,503

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	11,959,545 (a)
Investments — affiliated	(118)
Foreign currency translations	1,807
Swaps	13,108,827

25,070,061

Net realized and unrealized gain	26,476,564

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,162,998

(a)	Net of $5,560 foreign capital gain tax.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	17

Consolidated Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund
	Six Months Ended 11/30/20 (unaudited)	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$686,434	$2,339,809	$4,373,061
Net realized gain (loss)	1,406,503	(19,865,221)	(18,660,315)
Net change in unrealized appreciation (depreciation)	25,070,061	(3,216,924)	(5,667,385)

Net increase (decrease) in net assets resulting from operations	27,162,998	(20,742,336)	(19,954,639)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(466,179)	(2,843,280)	(3,491,694)
Investor A	(90,310)	(512,839)	(669,467)
Investor C	(4,109)	(50,040)	(78,763)
Class K	(108,253)	(593,845)	(445,982)

Decrease in net assets resulting from distributions to shareholders	(668,851)	(4,000,004)	(4,685,906)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	42,233,397	(25,260,513)	(55,635,613)

NET ASSETS
Total increase (decrease) in net assets	68,727,544	(50,002,853)	(80,276,158)
Beginning of period	157,440,484	207,443,337	287,719,495

End of period	$226,168,028	$157,440,484	$207,443,337

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

18	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

		BlackRock Commodity Strategies Fund

		Institutional

	Six Months Ended 11/30/20		Period from 08/01/19		Year Ended July 31,

	(unaudited)		to 05/31/20		2019		2018	2017		2016	2015
Net asset value, beginning of period	$6.33		$7.18		$7.82		$7.43	$7.36		$6.98	$9.89

Net investment income(a)	0.03		0.09		0.14	(b)	0.07	0.05	(c)	0.00 (d)	0.00	(d)
Net realized and unrealized gain (loss)	0.96		(0.79)		(0.64)		0.37	0.09		0.38	(2.91)

Net increase (decrease) from investment operations	0.99		(0.70)		(0.50)		0.44	0.14		0.38	(2.91)

Distributions from net investment income(e)		(0.03)	(0.15)		(0.14)		(0.05)	(0.07)		—	(0.00	)(f)

Net asset value, end of period	$7.29		$6.33		$7.18		$7.82	$7.43		$7.36	$6.98

Total Return(g)
Based on net asset value	15.61	%(h)	(9.96	)%(h)	(6.34)%		5.97%	1.89%		5.44%	(29.41)%

Ratios to Average Net Assets
Total expenses(i)	0.99	%(j)	1.04	%(j)	1.01%		1.14%	1.21%		1.39%	1.33%

Total expenses after fees waived and/or reimbursed(i)	0.72	%(j)	0.72	%(j)	0.72%		0.88%	0.99%		1.26%	1.28%

Net investment income(i)	0.75	%(j)	1.61	%(j)	1.90	%(b)	0.90%	0.65	%(c)	0.05%	0.00	%(k)

Supplemental Data
Net assets, end of period (000)	$151,844		$104,275		$145,239		$200,786	$148,978		$107,021	$348,529

Portfolio turnover rate		34%	72%		76%		110%	96%		132%	85%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(c)  Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(d) Amount is less than $0.005 per share.

(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)  Amount is greater than $(0.005) per share.

(g) Where applicable, assumes the reinvestment of distributions.

(h) Aggregate total return.

(i)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20	Period from 08/01/19	Year Ended July 31,

	(unaudited)	to 05/31/20	2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	—%	0.04%	0.04%	0.01%	0.01%

(j)	Annualized.
(k)	Amount is less than 0.005%.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	19

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor A

	Six Months Ended 11/30/20		Period from 08/01/19		Year Ended July 31,

	(unaudited)		to 05/31/20		2019		2018	2017		2016	2015
Net asset value, beginning of period	$6.28		$7.12		$7.74		$7.36	$7.29		$6.94	$9.85

Net investment income (loss)(a)	0.02		0.08		0.12	(b)	0.06	0.03	(c)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.95		(0.79)		(0.63)		0.36	0.10		0.37	(2.89)

Net increase (decrease) from investment operations	0.97		(0.71)		(0.51)		0.42	0.13		0.35	(2.91)

Distributions from net investment income(d)		(0.02)	(0.13)		(0.11)		(0.04)	(0.06)		—	—

Net asset value, end of period	$7.23		$6.28		$7.12		$7.74	$7.36		$7.29	$6.94

Total Return(e)
Based on net asset value	15.49	%(f)	(10.18	)%(f)	(6.50)%		5.69%	1.71%		5.04%	(29.54)%

Ratios to Average Net Assets
Total expenses(g)	1.27	%(h)	1.40	%(h)	1.38%		1.55%	1.69%		1.97%	1.85%

Total expenses after fees waived and/or reimbursed(g)	0.97	%(h)	0.97	%(h)	0.97%		1.11%	1.24%		1.45%	1.50%

Net investment income (loss)(g)	0.52	%(h)	1.38	%(h)	1.68	%(b)	0.73%	0.38	%(c)	(0.33)%	(0.23)%

Supplemental Data
Net assets, end of period (000)	$39,765		$23,628		$33,853		$56,622	$31,755		$23,652	$11,308

Portfolio turnover rate		34%	72%		76%		110%	96%		132%	85%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(c)  Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20	Period from 08/01/19	Year Ended July 31,
	(unaudited)	to 05/31/20	2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	—%	0.04%	0.04%	0.01%	0.01%

(h)	Annualized.

See notes to consolidated financial statements.

20	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor C

	Six Months Ended 11/30/20		Period from 08/01/19		Year Ended July 31,

	(unaudited)		to 05/31/20		2019		2018		2017		2016	2015
Net asset value, beginning of period	$6.04		$6.84		$7.45		$7.10		$7.04		$6.74	$9.64

Net investment income (loss)(a)		(0.01)	0.03		0.06	(b)	(0.00	)(c)	(0.03	)(d)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	0.93		(0.76)		(0.60)		0.35		0.09		0.37	(2.82)

Net increase (decrease) from investment operations	0.92		(0.73)		(0.54)		0.35		0.06		0.30	(2.90)

Distributions from net investment income(e)		(0.01)	(0.07)		(0.07)		—		—		—	—

Net asset value, end of period	$6.95		$6.04		$6.84		$7.45		$7.10		$7.04	$6.74

Total Return(f)
Based on net asset value	15.16	%(g)	(10.80	)%(g)	(7.19)%		4.93%		0.85%		4.45%	(30.08)%

Ratios to Average Net Assets
Total expenses(h)	2.07	%(i)	2.07	%(i)	2.11%		2.20%		2.40%		2.68%	2.50%

Total expenses after fees waived and/or reimbursed(h)	1.72	%(i)	1.72	%(i)	1.72%		1.87%		1.99%		2.21%	2.25%

Net investment income (loss)(h)	(0.25	)%(i)	0.63	%(i)	0.92	%(b)	(0.05)%		(0.36	)%(d)	(1.03)%	(0.99)%

Supplemental Data
Net assets, end of period (000)	$5,847		$4,255		$5,832		$7,562		$5,747		$5,804	$5,062

Portfolio turnover rate		34%	72%		76%		110%		96%		132%	85%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Amount is greater than $(0.005) per share.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.20%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20	Period from 08/01/19	Year Ended July 31,
	(unaudited)	to 05/31/20	2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	—%	0.04%	0.04%	0.01%	0.01%

(i)	Annualized.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	21

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Class K
	Six Months Ended 11/30/20 (unaudited)		Period from 08/01/19 to 05/31/20		Year Ended July 31, 2019		Period from 01/25/18(a) to 7/31/18

Net asset value, beginning of period	$6.34		$7.19		$7.83		$8.27

Net investment income(b)	0.03		0.09		0.14	(c)	0.07
Net realized and unrealized gain (loss)	0.96		(0.79)		(0.63)		(0.51)

Net increase (decrease) from investment operations	0.99		(0.70)		(0.49)		(0.44)

Distributions from net investment income(d)	(0.03)		(0.15)		(0.15)		—

Net asset value, end of period	$7.30		$6.34		$7.19		$7.83

Total Return(e)
Based on net asset value	15.61	%(f)	(9.90	)%(f)	(6.28)%		(5.32	)%(f)

Ratios to Average Net Assets
Total expenses	0.90	%(g)	0.95	%(g)	0.96%		0.92	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.67	%(g)	0.67	%(g)	0.67%		0.74	%(g)(h)(i)

Net investment income	0.80	%(g)	1.60	%(g)	1.97	%(c)	1.80	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$28,713		$25,283		$22,520		$22,750

Portfolio turnover rate	34%		72%		76%		110%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.
(i)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.93% and 0.76%, respectively.

See notes to consolidated financial statements.

22	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $14,752,694, which is 6.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2020, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Notes to Consolidated Financial Statements (unaudited) (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Fund’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Fund’s listing exchange that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

24	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	25

Notes to Consolidated Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
BofA Securities, Inc.	$ 31,011	$ (31,011)	$—
Citigroup Global Markets, Inc.	667,725	(667,725)	—
National Financial Services LLC	347,917	(347,917)	—

	$1,046,653	$(1,046,653)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Consolidated Financial Statements (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	27

Notes to Consolidated Financial Statements (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.62%
$1 billion - $3 billion	0.58
$3 billion - $5 billion	0.56
$5 billion - $10 billion	0.54
Greater than $10 billion	0.53

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees — class specific	$ 41,555	$ 27,250	$ 68,805

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2020, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees — class specific	$ 13,143	$ 3,317	$ 545	$ 2,758	$ 19,763

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$ 220	$ 578	$ 69	$ 33	$ 900

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Notes to Consolidated Financial Statements (unaudited) (continued)

For the six months ended November 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees — class specific	$ 74,132	$ 24,149	$ 5,457	$ 3,226	$ 106,964

Other Fees: For the six months ended November 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $3,363.

For the six months ended November 30, 2020, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$450
Investor C	787

$1,237

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended November 30, 2020, the amount waived was $1,299.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.72%	0.97%	1.72%	0.67%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2020, the Manager waived and/or reimbursed $181,445, which are included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the six months ended November 30, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived — class specific	$ 13,143	$ 3,317	$ 545	$ 2,758	$ 19,763
Transfer agent fees waived and/or reimbursed — class specific	41,225	15,783	4,017	3,226	64,251

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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Notes to Consolidated Financial Statements (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended November 30, 2020, the Fund paid BIM $839 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2020, purchases and sales of investments, excluding short-term investments, were $53,975,301 and $31,626,674, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of May 31, 2020, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $ 179,049,021.

As of November 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$203,788,459

Gross unrealized appreciation	$30,250,450
Gross unrealized depreciation	(2,731,521)

Net unrealized appreciation (depreciation)	$27,518,929

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2020, the Fund did not borrow under the credit agreement.

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Notes to Consolidated Financial Statements (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	31

Notes to Consolidated Financial Statements (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/20		Period from 08/01/19 to 05/31/20		Year Ended 07/31/19

Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Institutional
Shares sold	8,434,382	$58,330,066	9,396,421	$62,882,038	12,870,944	$93,580,547
Shares issued in reinvestment of distributions	67,332	449,107	378,445	2,637,758	453,494	3,192,599
Shares redeemed	(4,144,234)	(28,907,651)	(13,528,489)	(88,937,397)	(18,771,252)	(134,640,850)

	4,357,480	$29,871,522	(3,753,623)	$(23,417,601)	(5,446,814)	$(37,867,704)

Investor A
Shares sold and automatic conversion of shares	2,959,022	$20,314,924	1,476,313	$9,624,137	1,764,219	$12,770,471
Shares issued in reinvestment of distributions	13,508	89,421	73,543	509,654	95,139	665,024
Shares redeemed	(1,233,742)	(8,526,169)	(2,544,256)	(16,965,095)	(4,415,836)	(31,792,414)

	1,738,788	$11,878,176	(994,400)	$(6,831,304)	(2,556,478)	$(18,356,919)

Investor C
Shares sold	275,530	$1,773,534	142,139	$868,665	270,196	$1,870,867
Shares issued in reinvestment of distributions	637	4,064	7,323	48,989	11,517	77,623
Shares redeemed and automatic conversion of shares	(138,461)	(919,967)	(298,517)	(1,919,895)	(443,539)	(3,045,182)

	137,706	$857,631	(149,055)	$(1,002,241)	(161,826)	$(1,096,692)

Class K
Shares sold	651,074	$4,494,882	2,126,739	$14,361,196	1,112,421	$8,116,553
Shares issued in reinvestment of distributions	16,214	108,146	85,028	593,492	63,350	445,982
Shares redeemed	(722,074)	(4,976,960)	(1,355,056)	(8,964,055)	(949,266)	(6,876,833)

	(54,786)	$(373,932)	856,711	$5,990,633	226,505	$1,685,702

	6,179,188	$42,233,397	(4,040,367)	$(25,260,513)	(7,938,613)	$(55,635,613)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

32	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Commodity Strategies Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	33

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00AM to 6:00PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

34	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	35

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

BCOMAGTR	Bloomberg Agriculture SubindexSM

BCOMENTR	Bloomberg Select Energy Subindex Total ReturnSM

BCOMINTR	Bloomberg Industrial Metals SubindexSM

BCOMLITR	Bloomberg Livestock SubindexSM

BCOMPRTR	Bloomberg Precious Metals SubindexSM

BCOMRAGT	Bloomberg Roll Select Agriculture Subindex Total ReturnSM

BCOMRENT	Bloomberg Roll Select Energy Subindex Total Return SM

BCOMRINT	Bloomberg Roll Select Industrial Metals Subindex Total ReturnSM

BCOMRLIT	Bloomberg Roll Select Livestock Subindex Total ReturnSM

BCOMRPRT	Bloomberg Roll Select Precious Metals Subindex Total ReturnSM

BCOMRST	Bloomberg Roll Select Commodity Total Return IndexSM

BCOMTR	Bloomberg Commodity Index Total ReturnSM

GDR	Global Depositary Receipt

OTC	Over-the-Counter

36	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSF-11/20-SAR

NOVEMBER 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Energy Opportunities Fund

•	BlackRock High Equity Income Fund

•	BlackRock International Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in November 2020 following a series of successful vaccine trials. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. Inflation should increase as the growth accelerates, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.98%	17.46%

U.S. small cap equities (Russell 2000® Index)	31.36	13.59

International equities (MSCI Europe, Australasia, Far East Index)	20.16	6.37

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.43

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.80

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.31)	10.09

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.79	7.28

Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.12	4.68

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.30	7.17
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2020	BlackRock Energy Opportunities Fund

Investment Objective

BlackRock Energy Opportunities Fund’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2020, all share classes of the Fund outperformed the benchmark, the MSCI World Energy Index, with the exception of the Fund’s Investor C Shares, which performed in line with the index.

What factors influenced performance?

After a brief rally in early June 2020, energy stocks moved gradually lower until late October 2020. The sector underperformed the broader market by a wide margin in this time, as the continued economic disruptions associated with COVID-19 depressed the outlook for energy demand. This trend changed in November 2020 with the news that vaccines for the virus would soon become available, leading investors to upgrade their estimates for economic growth in 2021. Energy stocks moved well above their prior lows in the ensuing rally, allowing the index to finish in positive territory for the full period.

The Fund’s overweight position in the exploration and production sub-sector contributed positively to relative performance, as did stock selection within the integrated category. On the other hand, an underweight in the refining/marketing industry detracted from results.

Among individual positions, an underweight position in Exxon Mobil Corp. was the largest contributor to relative performance. The stock declined in line with the broader sector for the first five months of the period, and it lagged in November as the rally in energy stocks favored smaller, more aggressive companies.

The investment adviser used the downturn in the sector to add to the Fund’s weighting in international energy companies. Several of these holdings outperformed toward the end of the period, including the Norwegian company Aker BP ASA and the Brazilian energy giant Petroleo Brasileiro SA.

An overweight in Williams Cos., a provider of gas pipeline services, was another contributor to relative performance. The company outperformed the overall sector due to stable natural gas transportation volumes.

On the negative side, the lack of a position in the Norwegian company Neste Oyj was the largest detractor. The refiner benefited from its strong position in the renewable diesel industry and improving longer-term growth prospects. A zero weighting in Halliburton Co. and an underweight in Canadian Natural Resources. Ltd., both of which outperformed, also detracted.

Describe recent portfolio activity.

The investment adviser sought to capitalize on elevated market volatility by purchasing what it believed were higher-quality, financially strong companies near historically low valuations. It primarily added to existing positions in large-cap international companies that it saw as being in the best position to take advantage of an eventual recovery.

Describe portfolio positioning at period end.

The Fund was positioned in a defensive manner, favoring companies that are maintaining capital discipline and returning cash flows to shareholders. Conversely, the Fund was underweight in higher-cost producers, companies with weak balance sheets, and commoditized oil services companies.

The Fund was overweight in the exploration and production industry, and it was underweight in the integrated, distribution, oil services and refining/marketing industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of November 30, 2020 (continued)	BlackRock Energy Opportunities Fund

Performance Summary for the Period Ended November 30, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	2.14%	(27.58)%	N/A	(6.66)%	N/A	(6.22)%	N/A
Service	2.00	(27.83)	N/A	(7.03)	N/A	(6.59)	N/A
Investor A	2.03	(27.87)	(31.65)%	(7.03)	(8.03)%	(6.61)	(7.11)%
Investor C	1.62	(28.37)	(29.06)	(7.69)	(7.69)	(7.14)	(7.14)
MSCI World Energy Index(c)	1.62	(30.38)	N/A	(5.73)	N/A	(2.89)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,021.40	$ 4.61		$ 1,000.00	$ 1,020.51	$ 4.61		0.91%
Service	1,000.00	1,020.00	6.68		1,000.00	1,018.45	6.68		1.32
Investor A	1,000.00	1,020.30	6.69		1,000.00	1,018.45	6.68		1.32
Investor C	1,000.00	1,016.20	10.31		1,000.00	1,014.84	10.30		2.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets

Chevron Corp.	14%
Royal Dutch Shell PLC, A Shares	10
TOTAL SE	10
BP PLC	6
ConocoPhillips	5
TC Energy Corp.	4
Kinder Morgan, Inc.	4
Williams Cos., Inc.	4
Suncor Energy, Inc.	4
EOG Resources, Inc.	3

INDUSTRY ALLOCATION
Industry(b)	Percent of Net Assets

Oil, Gas & Consumable Fuels	91%
Energy Equipment & Services	3
Food Products	1
Short-Term Securities	2
Other Assets	3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2020	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund’s (the “Fund”) investment objective is to seek high current income while maintaining prospects for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2020, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from the Fund’s relative performance was the use of equity-linked notes, as these structured notes capped the Fund’s upside potential amid a rapid market rebound. At the sector level, the largest detractor from relative results was stock selection in utilities, most notably due to selection decisions among electric utilities. Underweight exposure to the machinery, building products, and airlines industries within the industrials sector also weighed on relative performance. Further, within the communication services sector, underweight exposure to interactive media & services and stock selection among wireless telecommunication services providers had a negative impact on relative return. Lastly, stock selection in consumer staples and health care, along with underweight exposure to materials, hindered relative performance.

The largest contribution to the Fund’s performance at the sector level came from stock selection in the information technology (“IT”) sector, most notably in the software and semiconductors & semiconductor equipment industries. Stock selection and allocation decisions within consumer discretionary also boosted relative performance, primarily due to overweight exposure to the automobiles industry and stock selection in household durables. Underweight exposure to real estate also proved advantageous, as did an overweight allocation to financials.

Describe recent portfolio activity.

The Fund increased its exposure to the IT sector during the period, along with holdings within industrials. The Fund reduced its exposure to the utilities and energy sectors.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the financials, health care and IT sectors. Relative to the benchmark, the Fund’s largest overweight positions were in financials, health care and energy, while the largest relative underweights were in the industrials, consumer discretionary and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2020 (continued)	BlackRock High Equity Income Fund

Performance Summary for the Period Ended November 30, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	16.74%	1.35%	N/A	6.73%	N/A	9.01%	N/A
Service	16.55	1.09	N/A	6.43	N/A	8.62	N/A
Investor A	16.60	1.16	(4.16)%	6.43	5.29%	8.62	8.03%
Investor C	16.16	0.39	(0.54)	5.65	5.65	7.97	7.97
Class K	16.76	1.38	N/A	6.74	N/A	9.01	N/A
Russell 1000® Value Index(c)	17.44	1.72	N/A	8.44	N/A	10.93	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,167.40	$ 4.62		$ 1,000.00	$ 1,020.81	$ 4.31		0.85%
Service	1,000.00	1,165.50	5.87		1,000.00	1,019.55	5.57		1.10
Investor A	1,000.00	1,166.00	5.97		1,000.00	1,019.55	5.57		1.10
Investor C	1,000.00	1,161.60	10.02		1,000.00	1,015.79	9.35		1.85
Class K	1,000.00	1,167.60	4.35		1,000.00	1,021.06	4.05		0.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets

Palantir Technologies, Inc., Class A	4%
Verizon Communications, Inc.	4
General Motors Co.	3
Wells Fargo & Co.	2
Marathon Petroleum Corp.	2
BAE Systems PLC	2
American International Group, Inc.	2
Medtronic PLC	2
U.S. Bancorp	2
Barclays Capital, Inc. (Verizon Communications, Inc.)	2

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets

Financials	23%
Health Care	17
Information Technology	12
Consumer Staples	10
Communication Services	9
Energy	8
Industrials	6
Utilities	6
Consumer Discretionary	5
Materials	2
Short-Term Securities	2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2020	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2020, the Fund underperformed its benchmark, the MSCI All Country World Index ex USA.

What factors influenced performance?

The Fund’s exposure to the consumer staples, health care, and consumer discretionary sectors was the most significant detractor from the Fund’s relative performance during the period. Among individual stocks, the largest detractors were U.K. cigarette and tobacco producer British American Tobacco PLC, French pharmaceutical developer Sanofi, and U.K. household products manufacturer Reckitt Benckiser Group PLC.

Conversely, the largest contributor to relative performance was the Fund’s overall exposure within the energy, financials, and information technology (“IT”) sectors. The most significant contributors among individual stocks were U.S. HVAC specialist Carrier Global Corp., Taiwan Semiconductor Manufacturing Company Ltd., and Spanish travel and tourism IT services provider Amadeus IT Group SA.

Describe recent portfolio activity.

The Fund increased its exposure to the IT, financials, and industrials sectors during the period. Conversely, the Fund reduced exposure to communication services, consumer staples and health care.

Describe portfolio positioning at period end.

The Fund’s largest overweight sector exposures were to industrials, health care and consumer staples. Conversely, the Fund was underweight consumer discretionary, financials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2020 (continued)	BlackRock International Dividend Fund

Performance Summary for the Period Ended November 30, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	14.93%	10.00%	N/A	5.85%	N/A	4.70%	N/A
Service	14.83	9.76	N/A	5.57	N/A	4.35	N/A
Investor A	14.82	9.77	4.01%	5.56	4.43%	4.40	3.83%
Investor C	14.38	8.94	7.94	4.77	4.77	3.77	3.77
Class K	15.00	10.09	N/A	5.89	N/A	4.71	N/A
MSCI All Country World Index ex USA(c)	23.28	9.52	N/A	7.38	N/A	5.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,149.30	$ 4.53		$ 1,000.00	$ 1,020.86	$ 4.26		0.84%
Service	1,000.00	1,148.30	5.87		1,000.00	1,019.60	5.52		1.09
Investor A	1,000.00	1,148.20	5.87		1,000.00	1,019.60	5.52		1.09
Investor C	1,000.00	1,143.80	9.89		1,000.00	1,015.84	9.30		1.84
Class K	1,000.00	1,150.00	4.26		1,000.00	1,021.11	4.00		0.79

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Sanofi	6%
Novartis AG, Registered Shares	6
Unilever PLC	5
RELX PLC	5
Reckitt Benckiser Group PLC	5
TELUS Corp	5
Nestlé SA, Registered Shares	4
BAE Systems PLC	4
Taiwan Semiconductor Manufacturing Co. Ltd.	4
Visa, Inc., Class A	4

GEOGRAPHIC ALLOCATION
Country	Percent of Net Assets
United Kingdom	28%
Switzerland	13
France	9
Netherlands	6
United States	6
Singapore	5
Canada	5
Spain	5
Australia	4
Taiwan	4
Denmark	4
India	3
Germany	3
China	3
Finland	2

(a)	Excludes short-term securities.

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock High Equity Income Fund and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Equity Income Fund’s Class K Shares performance shown prior to the Class K Shares inception date of April 21, 2020 is that of Institutional Shares. BlackRock International Dividend Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2020 and held through November 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2020	BlackRock Energy Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 3.2%
Baker Hughes Co.	103,438	$1,936,359
Poseidon Concepts Corp.(a)	35,081	4
Schlumberger NV	93,118	1,935,923

		3,872,286

Food Products — 1.1%
Darling Ingredients, Inc.(a)	26,450	1,277,006

Oil, Gas & Consumable Fuels — 91.1%
Aker BP ASA	101,310	2,274,777
BP PLC	2,161,899	7,019,320
Cairn Energy PLC(a)	574,952	1,225,629
Canadian Natural Resources Ltd.	48,515	1,106,876
Chevron Corp.	189,168	16,491,666
CNOOC Ltd.	1,843,000	1,833,910
Concho Resources, Inc.	34,232	1,967,655
ConocoPhillips	139,126	5,503,825
Enbridge, Inc.	82,416	2,573,953
EOG Resources, Inc.	75,591	3,543,706
Exxon Mobil Corp.	58,041	2,213,103
Galp Energia SGPS SA	219,045	2,350,084
Hess Corp.	59,362	2,800,699
Kinder Morgan, Inc.	332,165	4,776,533
Kosmos Energy Ltd.	827,204	1,455,879
Longview Energy Co. (Acquired 08/13/04, cost $1,281,000)(a)(b)(c)	85,400	125,538
LUKOIL PJSC, ADR	15,986	1,029,102
Lundin Energy AB	54,756	1,308,149
Marathon Petroleum Corp.	34,123	1,326,702
Oil Search Ltd.	458,622	1,211,533
Petroleo Brasileiro SA, ADR	216,098	2,068,058
Pioneer Natural Resources Co.	34,396	3,459,550

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, A Shares	750,734	$12,585,579
Santos Ltd.	395,966	1,769,832
Suncor Energy, Inc.	266,192	4,257,186
TC Energy Corp.	111,759	4,916,295
TOTAL SE	279,097	11,846,377
Valero Energy Corp.	60,772	3,267,711
Williams Cos., Inc.	206,994	4,342,734

		110,651,961

Total Long-Term Investments — 95.4% (Cost: $123,194,796)		115,801,253

Short-Term Securities(d)(e)

Money Market Funds — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	2,416,698	2,416,698

Total Short-Term Securities — 2.0% (Cost: $2,416,698)		2,416,698

Total Investments — 97.4% (Cost: $125,611,494)		118,217,951

Other Assets Less Liabilities — 2.6%		3,200,694

Net Assets — 100.0%		$121,418,645

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $125,538, representing 0.1% of its net assets as of period end, and an original cost of $1,281,000.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/20	Shares Held at 11/30/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,933,763	$ —		$(2,517,065	)(a)	$—	$—	$2,416,698	2,416,698	$1,100		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	66	(a)	—		(66)	—	—	—	13	(c)	—

						$(66)	$—	$2,416,698		$1,113		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Energy Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial investments. For a description of the input levels and information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$3,872,282	$4	$—	$3,872,286
Food Products	1,277,006	—	—	1,277,006
Oil, Gas & Consumable Fuels	67,297,760	43,228,663	125,538	110,651,961
Short-Term Securities
Money Market Funds	2,416,698	—	—	2,416,698

	$74,863,746	$43,228,667	$125,538	$118,217,951

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2020	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.8%
BAE Systems PLC	1,016,147	$6,779,532
Raytheon Technologies Corp.	32,450	2,327,314

		9,106,846

Air Freight & Logistics — 0.7%
FedEx Corp.	3,984	1,141,735
United Parcel Service, Inc., Class B	5,870	1,004,181

		2,145,916

Automobiles — 2.7%
General Motors Co.	199,558	8,748,623

Banks — 5.7%
PNC Financial Services Group, Inc.	24,323	3,358,277
Truist Financial Corp.	51,798	2,404,463
U.S. Bancorp.	122,370	5,287,608
Wells Fargo & Co.	281,332	7,694,430

		18,744,778

Beverages — 1.1%
Coca-Cola Co.	69,601	3,591,412

Biotechnology — 1.3%
Acerta Pharma BV, Series B (Acquired 05/06/15, cost $1,815,300)(a)(b)(c)	31,555,035	4,291,169

Capital Markets — 2.7%
Apollo Global Management, Inc.	33,990	1,482,644
Blackstone Group, Inc., Class A	19,070	1,135,618
CME Group, Inc.	14,730	2,578,192
Morgan Stanley	40,425	2,499,478
Northern Trust Corp.	11,860	1,104,403

		8,800,335

Chemicals — 1.4%
Corteva, Inc.	123,418	4,729,378

Communications Equipment — 1.2%
Cisco Systems, Inc.	90,308	3,885,050

Diversified Financial Services — 0.9%
Equitable Holdings, Inc.	121,848	3,092,502

Diversified Telecommunication Services — 4.9%
AT&T Inc.	67,140	1,930,275
BCE, Inc.	43,442	1,883,645
Verizon Communications, Inc.	205,463	12,412,020

		16,225,940

Electric Utilities — 2.2%
Edison International	58,009	3,559,432
PPL Corp.	131,947	3,749,934

		7,309,366

Electrical Equipment — 0.1%
Siemens Energy AG(b)	14,398	427,649

Food Products — 1.6%
Danone SA	32,440	2,091,905
Kraft Heinz Co.	99,389	3,273,874

		5,365,779

Health Care Equipment & Supplies — 1.7%
Medtronic PLC	48,379	5,500,692

Health Care Providers & Services — 4.0%
Anthem, Inc.	15,126	4,712,052
Cardinal Health, Inc.	30,260	1,651,893

Security	Shares	Value

Health Care Providers & Services (continued)
CVS Health Corp.	75,023	$5,085,809
UnitedHealth Group, Inc.	4,870	1,637,976

		13,087,730

Household Durables — 0.9%
Newell Brands, Inc.	143,616	3,053,276

Household Products — 0.7%
Kimberly-Clark Corp.	17,082	2,379,693

Industrial Conglomerates — 1.0%
Siemens AG, Registered Shares	25,116	3,352,347

Insurance — 6.9%
American International Group, Inc.	155,383	5,972,923
Arthur J. Gallagher & Co.	28,663	3,307,997
CNA Financial Corp.	39,148	1,350,997
Fidelity National Financial, Inc.	92,172	3,317,270
MetLife, Inc.	66,724	3,080,647
Prudential Financial, Inc.	47,970	3,627,491
Swiss Re AG	23,075	2,108,265

		22,765,590

IT Services — 1.6%
Cognizant Technology Solutions Corp., Class A	44,354	3,465,378
International Business Machines Corp.	13,594	1,679,131

		5,144,509

Machinery — 0.2%
Stanley Black & Decker, Inc.	4,322	796,588

Multi-Utilities — 1.7%
Consolidated Edison, Inc.	26,707	2,036,409
Public Service Enterprise Group, Inc.	62,926	3,667,327

		5,703,736

Oil, Gas & Consumable Fuels — 5.6%
BP PLC	981,079	3,185,398
ConocoPhillips	60,382	2,388,712
Kinder Morgan, Inc.	159,600	2,295,048
Marathon Petroleum Corp.	182,854	7,109,363
Williams Cos., Inc.	163,450	3,429,181

		18,407,702

Personal Products — 1.3%
Unilever PLC, ADR	68,557	4,186,090

Pharmaceuticals — 5.9%
AstraZeneca PLC	35,704	3,735,883
Bayer AG, Registered Shares	88,381	5,091,960
Bristol-Myers Squibb Co.	50,907	3,176,597
Johnson & Johnson	5,815	841,314
Pfizer, Inc.	77,887	2,983,851
Sanofi	35,403	3,568,581
Viatris, Inc.(b)	9,668	162,616

		19,560,802

Semiconductors & Semiconductor Equipment — 0.8%
Applied Materials, Inc.	16,110	1,328,753
NXP Semiconductors NV	7,550	1,196,071

		2,524,824

Software — 4.9%
Open Text Corp.	33,240	1,468,211
Palantir Technologies, Inc., Class A (Acquired 02/07/14, cost $3,440,009)(b)(c)	561,176	14,710,591

		16,178,802

Technology Hardware, Storage & Peripherals — 1.1%
Samsung Electronics Co. Ltd., GDR	2,454	3,717,541

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Tobacco — 2.1%
Altria Group, Inc.		105,399	$4,198,042
British American Tobacco PLC		71,910	2,531,395

			6,729,437

Wireless Telecommunication Services — 1.3%
China Mobile Ltd., ADR		67,294	2,008,726
Vodafone Group PLC		1,399,190	2,282,974

			4,291,700

Total Common Stocks — 71.0% (Cost: $195,169,729)			233,845,802

		Par (000)

Equity-Linked Notes

Aerospace & Defense — 0.8%
JP Morgan Securities LLC (Raytheon Technologies Corp.) 22.18% 01/28/21	USD	17,000	1,265,035
RBC Capital Markets LLC (BAE Systems PLC) 23.03% 12/11/20	GBP	197,000	1,320,635

			2,585,670

Air Freight & Logistics — 0.4%
BOFA Securities, Inc. (United Parcel Service, Inc.) 17.55% 01/14/21	USD	2,700	444,793
RBC Capital Markets LLC (FedEx Corp.) 22.26% 01/15/21		3,400	951,457

			1,396,250

Automobiles — 0.5%
RBC Capital Markets LLC (General Motors Co.) 21.98% 01/15/21		38,100	1,487,224

Banks — 1.9%
BMO Capital Markets Corp. (PNC Financial Services Group, Inc.) 20.88% 12/04/20		11,400	1,406,986
BMO Capital Markets Corp. (Truist Financial Corp.) 22.51% 01/21/21		23,800	1,121,387
SG Americas Securities LLC (U.S. Bancorp) 21.33% 12/24/20		57,500	2,398,613
TD Securities (USA) LLC (Wells Fargo & Co.) 22.18% 01/14/21		53,800	1,294,774

			6,221,760

Beverages — 0.5%
JP Morgan Securities LLC (Coca-Cola Co.) 17.60% 01/21/21		32,000	1,679,421

Capital Markets — 1.4%
Barclays Capital, Inc. (CME Group, Inc.) 15.18% 12/04/20		6,900	1,204,359
RBC Capital Markets LLC (Morgan Stanley) 22.53% 12/18/20		19,000	1,035,106
RBC Capital Markets LLC (Northern Trust Corp.) 24.15% 01/15/21		5,400	457,456
SG Americas Securities LLC (Apollo Global Management, Inc.) 23.46% 12/24/20		30,500	1,314,717
SG Americas Securities LLC (Blackstone Group, Inc.) 21.22% 12/24/20		8,900	510,695

			4,522,333

Chemicals — 0.6%
BMO Capital Markets Corp. (Corteva, Inc.) 20.16% 12/04/20		58,100	1,889,049

Security		Par (000)	Value

Communications Equipment — 0.5%
Barclays Capital, Inc. (Cisco Systems, Inc.) 20.13% 12/18/20	USD	42,500	$1,760,561

Diversified Financial Services — 0.2%
BOFA Securities, Inc. (Equitable Holdings, Inc.) 24.99% 01/07/21		23,200	557,745

Diversified Telecommunication Services — 2.3%
Barclays Capital, Inc. (Verizon Communications, Inc.) 11.62% 12/18/20		96,700	5,812,105
BOFA Securities, Inc. (BCE, Inc.) 17.17% 01/07/21		20,100	844,767
JP Morgan Securities LLC (AT&T Inc.) 19.97% 01/28/21		33,000	964,590

			7,621,462

Electric Utilities — 1.0%
Credit Suisse Securities (USA) LLC (PPL Corp.) 23.00% 01/11/21		61,700	1,733,809
RBC Capital Markets LLC (Edison International) 22.22% 12/18/20		27,200	1,591,137

			3,324,946

Food Products — 0.8%
BNP Paribas Arbitrage (Danone SA) 10.60% 01/25/21.	EUR	16,400	1,054,135
Citigroup Global Markets, Inc. (Kraft Heinz Co.) 18.50% 12/24/20	USD	46,800	1,543,203

			2,597,338

Health Care Equipment & Supplies — 0.8%
TD Securities, Inc. (Medtronic PLC) 20.78% 01/21/21		22,300	2,538,491

Health Care Providers & Services — 1.1%
BMO Capital Markets Corp. (CVS Health Corp.) 20.14% 01/28/21(a)		19,000	1,278,928
BMO Capital Markets Corp. (UnitedHealth Group, Inc.) 20.66% 12/04/20		2,200	723,944
BOFA Securities, Inc. (Anthem, Inc.) 22.99% 01/15/21.		2,800	811,139
BOFA Securities, Inc. (Cardinal Health, Inc.) 22.73% 01/07/21		14,000	715,321

			3,529,332

Household Durables — 0.8%
Credit Suisse Securities (USA) LLC (Newell Brands, Inc.) 21.65% 01/14/21		127,400	2,554,244

Household Products — 0.3%
BOFA Securities, Inc. (Kimberly-Clark Corp.) 14.48% 01/14/21		7,800	1,058,436

Industrial Conglomerates — 0.5%
RBC Capital Markets LLC (Siemens AG) 10.59% 12/11/20	EUR	11,800	1,579,191

Insurance — 3.5%
BMO Capital Markets Corp. (MetLife, Inc.) 21.37% 12/04/20	USD	31,400	1,325,998
BNP Paribas Securities Corporation (Arthur J. Gallagher & Co.) 21.29% 01/11/21		13,800	1,486,981
BOFA Securities, Inc. (CNA Financial Corp.) 23.87% 01/07/21		34,600	1,147,369
Citigroup Global Markets, Inc. (Prudential Financial, Inc.) 22.33% 01/11/21		22,300	1,538,478
Credit Suisse Securities (USA) LLC (Fidelity National Financial, Inc.) 24.50% 01/11/21		45,300	1,475,889

14	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
HSBC Securities (USA), Inc. (Swiss Re AG) 13.90% 01/25/21	CHF	20,500	$1,854,382
SG Americas Securities LLC (American International Group, Inc.) 20.29% 12/24/20	USD	73,800	2,579,525

			11,408,622

IT Services — 0.9%
Credit Suisse Securities (USA) LLC (Cognizant Technology Solutions Corp.) 22.95% 12/04/20		20,800	1,525,053
Credit Suisse Securities (USA) LLC (International Business Machines Corp.) 20.50% 01/11/21		12,000	1,392,443

			2,917,496

Machinery — 0.1%
BMO Capital Markets Corp. (Stanley Black & Decker, Inc.) 20.40% 12/04/20		1,900	339,107

Multi-Utilities — 0.8%
BMO Capital Markets Corp. (Consolidated Edison, Inc.) 17.61% 01/28/21(a)		13,000	994,591
JP Morgan Securities LLC (Public Service Enterprise Group, Inc.) 19.90% 01/21/21		28,900	1,699,475

			2,694,066

Oil, Gas & Consumable Fuels — 2.4%
BMO Capital Markets Corp. (ConocoPhillips) 19.01% 12/04/20		28,300	1,108,961
Credit Suisse Securities (USA) LLC (Kinder Morgan, Inc.) 22.45% 01/11/21		74,500	980,716
SG Americas Securities LLC (Williams Cos., Inc.) 22.40% 12/24/20		146,800	3,034,843
Societe Generale (BP PLC) 22.80% 12/11/20	GBP	462,100	1,471,432
TD Securities (USA) LLC (Marathon Petroleum Corp.) 20.92% 01/14/21	USD	34,900	1,272,188

			7,868,140

Personal Products — 0.6%
Credit Suisse Securities (USA) LLC (Unilever NV) 19.30% 01/11/21		32,000	1,922,531

Pharmaceuticals — 2.6%
BOFA Securities, Inc. (Bayer AG) 21.00% 01/25/21	EUR	17,300	982,622
BOFA Securities, Inc. (Bristol-Myers Squibb Co.) 20.54% 01/28/21(a)	USD	25,000	1,554,250
HSBC Securities (USA), Inc. (Sanofi) 11.70% 01/25/21	EUR	23,200	2,337,870
RBC Capital Markets LLC (AstraZeneca PLC) 14.21% 12/11/20	GBP	7,200	752,982
RBC Capital Markets LLC (Pfizer, Inc.) 22.20% 12/18/20	USD	63,000	2,366,904
TD Securities, Inc. (Johnson & Johnson) 16.66% 01/21/21		5,000	732,418

			8,727,046

Semiconductors & Semiconductor Equipment — 0.3%
BOFA Securities, Inc. (NXP Semiconductors NV) 21.13% 01/28/21(a)		4,000	628,800
TD Securities (USA) LLC (Applied Materials, Inc.) 20.72% 01/07/21		7,400	519,979

			1,148,779

Security		Par (000)	Value

Software — 0.2%
JP Morgan Securities LLC (Open Text Corp.) 17.76% 01/28/21	USD	16,500	$724,680

Technology Hardware, Storage & Peripherals — 0.4%
HSBC Securities (USA), Inc. (Samsung Electronics Co. Ltd.) 14.10% 01/25/21		1,000	1,484,733

Tobacco — 0.9%
HSBC Securities (USA), Inc. (British American Tobacco PLC) 20.70% 01/25/21	GBP	33,700	1,188,962
RBC Capital Markets LLC (Altria Group, Inc.) 24.05% 01/15/21	USD	48,900	1,887,905

			3,076,867

Wireless Telecommunication Services — 0.6%
Credit Suisse Securities (USA) LLC (China Mobile Ltd.) 13.20% 01/07/21		31,200	928,828
HSBC Securities (USA), Inc. (Vodafone Group PLC) 24.99% 01/25/21	GBP	725,500	1,181,267

			2,110,095

Total Equity-Linked Notes — 27.7% (Cost: $88,400,524)			91,325,615

Total Long-Term Investments — 98.7% (Cost: $283,570,253)			325,171,417

		Shares

Short-Term Securities(d)(e)

Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%		5,753,691	5,753,691

Total Short-Term Securities — 1.7% (Cost: $5,753,691)			5,753,691

Total Investments — 100.4% (Cost: $289,323,944)			330,925,108

Liabilities in Excess of Other Assets — (0.4)%			(1,424,280)

Net Assets — 100.0%			$329,500,828

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $19,001,760, representing 5.8% of its net assets as of period end, and an original cost of $5,255,309.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock High Equity Income Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/20	Shares Held at 11/30/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$529,567	$5,224,124	(a)	$—		$—	$—	$5,753,691	5,753,691	$1,733		$—
SL Liquidity Series, LLC, Money Market Series(b)	939,602	—		(939,474	)(a)	(13)	(115)	—	—	1,381	(c)	—

						$(13)	$(115)	$5,753,691		$3,114		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$2,327,314	$6,779,532	$—	$9,106,846
Air Freight & Logistics	2,145,916	—	—	2,145,916
Automobiles	8,748,623	—	—	8,748,623
Banks	18,744,778	—	—	18,744,778
Beverages	3,591,412	—	—	3,591,412
Biotechnology	—	—	4,291,169	4,291,169
Capital Markets	8,800,335	—	—	8,800,335
Chemicals	4,729,378	—	—	4,729,378
Communications Equipment	3,885,050	—	—	3,885,050
Diversified Financial Services	3,092,502	—	—	3,092,502
Diversified Telecommunication Services	16,225,940	—	—	16,225,940
Electric Utilities	7,309,366	—	—	7,309,366
Electrical Equipment	427,649	—	—	427,649
Food Products	3,273,874	2,091,905	—	5,365,779
Health Care Equipment & Supplies	5,500,692	—	—	5,500,692
Health Care Providers & Services	13,087,730	—	—	13,087,730
Household Durables	3,053,276	—	—	3,053,276
Household Products	2,379,693	—	—	2,379,693
Industrial Conglomerates	—	3,352,347	—	3,352,347
Insurance	20,657,325	2,108,265	—	22,765,590
IT Services	5,144,509	—	—	5,144,509
Machinery	796,588	—	—	796,588
Multi-Utilities	5,703,736	—	—	5,703,736
Oil, Gas & Consumable Fuels	15,222,304	3,185,398	—	18,407,702
Personal Products	4,186,090	—	—	4,186,090
Pharmaceuticals	7,164,378	12,396,424	—	19,560,802
Semiconductors & Semiconductor Equipment	2,524,824	—	—	2,524,824
Software	1,468,211	14,710,591	—	16,178,802

16	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock High Equity Income Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$—	$3,717,541	$—	$3,717,541
Tobacco	4,198,042	2,531,395	—	6,729,437
Wireless Telecommunication Services	2,008,726	2,282,974	—	4,291,700
Equity-Linked Notes	—	86,869,046	4,456,569	91,325,615
Short-Term Securities
Money Market Funds	5,753,691	—	—	5,753,691

	$182,151,952	$140,025,418	$8,747,738	$330,925,108

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Equity-Linked Notes	Total
Assets
Opening Balance, as of May 31, 2020	$4,152,327	$4,566,570	$—	$8,718,897
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(a)	—	(4,566,570)	—	(4,566,570)
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	138,842	—	(80,803)	58,039
Purchases	—	—	4,537,372	4,537,372
Sales	—	—	—	—

Closing Balance, as of November 30, 2020	$4,291,169	$—	$4,456,569	$8,747,738

Net change in unrealized appreciation (depreciation) on investments still held at November 30, 2020(c)	$138,842	$—	$(80,803)	$58,039

(a)

As of May 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of November 30, 2020, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third party pricing information in the amount of $4,456,569.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)

Assets
Common Stocks	$4,291,169	Income	Discount Rate	2%

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) November 30, 2020	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.2%
Ansell Ltd.	159,288	$4,356,907
Sonic Healthcare Ltd.	198,040	4,787,317

		9,144,224

Canada — 4.9%
TELUS Corp.	546,536	10,541,870

Denmark — 3.5%
Novo Nordisk A/S, Class B	113,668	7,618,359

Finland — 2.5%
Kone Oyj, Class B	64,821	5,434,390

France — 8.8%
Sanofi	123,191	12,417,509
Schneider Electric SE	47,106	6,563,068

		18,980,577

Germany — 2.9%
Deutsche Post AG, Registered Shares	128,862	6,216,079

India — 3.3%
HDFC Bank Ltd.(a)	243,982	4,712,045
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $7,423,816)(a)(b)(c)	9,970	2,441,853

		7,153,898

Netherlands — 6.5%
Heineken NV	59,944	6,329,552
Koninklijke Philips NV(a)	149,928	7,726,298

		14,055,850

Singapore — 4.9%
DBS Group Holdings Ltd.	300,000	5,596,677
United Overseas Bank Ltd.	302,500	5,031,321

		10,627,998

Spain — 4.7%
Amadeus IT Group SA	82,362	5,663,577
Bankinter SA	888,751	4,407,340

		10,070,917

Switzerland — 13.0%
Nestlé SA, Registered Shares	86,005	9,633,808
Novartis AG, Registered Shares	135,886	12,302,512
SGS SA, Registered Shares	2,172	6,202,533

		28,138,853

Taiwan — 4.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	511,000	8,698,156

United Kingdom — 27.8%
AstraZeneca PLC	49,786	5,209,352

Security	Shares	Value

United Kingdom (continued)
BAE Systems PLC	1,343,146	$8,961,205
British American Tobacco PLC	214,843	7,562,961
Diageo PLC	139,753	5,379,931
Reckitt Benckiser Group PLC	121,016	10,563,193
RELX PLC	461,050	10,702,250
Unilever PLC	191,634	11,638,958

		60,017,850

United States — 6.0%
Amcor PLC, CDI	456,596	5,088,589
Visa, Inc., Class A	36,857	7,752,870

		12,841,459

Total Common Stocks — 97.0% (Cost: $177,342,305)		209,540,480

Preferred Securities

Preferred Stocks — 2.6%

China — 2.6%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $2,770,046)(a)(b)(c)	101,000	5,662,060

Total Preferred Securities — 2.6% (Cost: $2,770,046)		5,662,060

Total Long-Term Investments — 99.6% (Cost: $180,112,351)		215,202,540

Short-Term Securities(d)(e)

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	664,605	664,605

Total Short-Term Securities — 0.3% (Cost: $664,605)		664,605

Total Investments — 99.9% (Cost: $180,776,956)		215,867,145

Other Assets Less Liabilities — 0.1%		231,256

Net Assets — 100.0%		$216,098,401

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $8,103,913, representing 3.8% of its net assets as of period end, and an original cost of $10,193,862.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

18	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock International Dividend Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/20	Shares Held at 11/30/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$2,002,612	$ —	$(1,338,007	)(a)	$—	$—	$664,605	664,605	$220	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$9,144,224	$—	$9,144,224
Canada	10,541,870	—	—	10,541,870
Denmark	—	7,618,359	—	7,618,359
Finland	—	5,434,390	—	5,434,390
France	—	18,980,577	—	18,980,577
Germany	—	6,216,079	—	6,216,079
India	—	4,712,045	2,441,853	7,153,898
Netherlands	6,329,552	7,726,298	—	14,055,850
Singapore	—	10,627,998	—	10,627,998
Spain	—	10,070,917	—	10,070,917
Switzerland	—	28,138,853	—	28,138,853
Taiwan	—	8,698,156	—	8,698,156
United Kingdom	—	60,017,850	—	60,017,850
United States	7,752,870	5,088,589	—	12,841,459
Preferred Securities	—	—	5,662,060	5,662,060
Short-Term Securities
Money Market Funds	664,605	—	—	664,605

	$25,288,897	$182,474,335	$8,103,913	$215,867,145

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening Balance, as of May 31, 2020	$2,094,797	$5 ,139,890	$7,234,687
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	347,056	522,170	869,226
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of November 30, 2020	$2,441,853	$5,662,060	$8,103,913

Net change in unrealized appreciation (depreciation) on investments still held at November 30, 2020(b)	$347,056	$522,170	$869,226

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock International Dividend Fund

(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)
Assets
Common Stocks	$2,441,853	Market	Revenue Multiple	9.75x
Preferred Securities	5,662,060	Market	Revenue Multiple	2.75x

	$8,103,913

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

20	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) November 30, 2020

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

ASSETS
Investments at value — unaffiliated(a)	$115,801,253	$325,171,417	$215,202,540
Investments at value — affiliated(b)	2,416,698	5,753,691	664,605
Cash	31,997	70,615	—
Foreign currency at value(c)	—	140,950	181,352
Receivables:
Investments sold	2,457,145	5,022,556	13,585
Securities lending income — affiliated	9	—	—
Capital shares sold	757,834	427,203	319,268
Dividends — affiliated	46	191	40
Dividends — unaffiliated	755,797	838,324	882,045
Interest — unaffiliated	—	698,098	—
From the Manager	16,675	25,570	18,878
Deferred offering costs	—	9,251	—
Prepaid expenses	51,941	43,305	48,688

Total assets	122,289,395	338,201,171	217,331,001

LIABILITIES
Payables:
Investments purchased	287,688	7,491,677	—
Administration fees	3,933	11,325	7,407
Capital shares redeemed	263,939	428,924	673,641
Deferred foreign capital gain tax	—	—	136,859
Income dividend distributions	—	150,257	—
Investment advisory fees	47,428	174,681	107,899
Trustees’ and Officer’s fees	3,293	3,934	3,579
Other accrued expenses	84,111	164,081	95,886
Other affiliate fees	—	2,858	7,949
Professional fees	43,748	105,325	77,192
Service and distribution fees	23,152	54,758	31,287
Transfer agent fees	113,458	112,523	90,901

Total liabilities	870,750	8,700,343	1,232,600

NET ASSETS	$121,418,645	$329,500,828	$216,098,401

NET ASSETS CONSIST OF
Paid-in capital	$199,670,740	$338,238,963	$194,909,208
Accumulated earnings (loss)	(78,252,095)	(8,738,135)	21,189,193

NET ASSETS	$121,418,645	$329,500,828	$216,098,401

(a) Investments at cost — unaffiliated	$123,194,796	$283,570,253	$180,112,351
(b) Investments at cost — affiliated	$2,416,698	$5,753,691	$664,605
(c) Foreign currency at cost	$—	$140,754	$181,164

F I N A N C I A L S T A T E M E N T S	21

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2020

	BlackRock Energy Opportunities Fund		BlackRock High Equity Income Fund	BlackRock International Dividend Fund
NET ASSET VALUE

Institutional
Net assets		$35,882,389	$118,848,920	$86,285,519

Shares outstanding		5,376,166	4,616,855	2,687,625

Net asset value		$6.67	$25.74	$32.10

Shares authorized		Unlimited	Unlimited	Unlimited

Par value		$0.001	$0.001	$0.001

Service
Net assets		$294,077	$8,517,440	$3,747,890

Shares outstanding		45,042	368,989	123,505

Net asset value		$6.53	$23.08	$30.35

Shares authorized		Unlimited	Unlimited	Unlimited

Par value		$0.001	$0.001	$0.001

Investor A
Net assets		$76,082,249	$181,905,171	$113,687,695

Shares outstanding		11,723,142	8,423,289	3,810,078

Net asset value		$6.49	$21.60	$29.84

Shares authorized		Unlimited	Unlimited	Unlimited

Par value		$0.001	$0.001	$0.001

Investor C
Net assets		$9,159,930	$19,921,304	$7,575,220

Shares outstanding		1,463,898	1,473,988	292,150

Net asset value		$6.26	$13.52	$25.93

Shares authorized		Unlimited	Unlimited	Unlimited

Par value		$0.001	$0.001	$0.001

Class K
Net assets	$	N/A	$307,993	$4,802,077

Shares outstanding		N/A	11,964	149,551

Net asset value	$	N/A	$25.74	$32.11

Shares authorized		N/A	Unlimited	Unlimited

Par value	$	N/A	$0.001	$0.001

Class R
Net assets		$—	$—	$—

Shares outstanding		—	—	—

Net asset value		$—	$—	$—

Shares authorized		Unlimited	Unlimited	Unlimited

Par value		$0.001	$0.001	$0.001

See notes to financial statements.

22	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended November 30, 2020

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$3,103,537	$4,680,137	$2,808,078
Dividends — affiliated	1,100	1,733	220
Interest — unaffiliated	—	7,591,018	—
Securities lending income — affiliated — net	13	1,381	—
Foreign taxes withheld	(202,760)	(59,645)	(164,536)

Total investment income	2,901,890	12,214,624	2,643,762

EXPENSES
Investment advisory	440,536	1,302,046	807,811
Transfer agent — class specific	202,358	253,349	175,277
Service and distribution — class specific	132,709	327,467	182,659
Registration	58,290	44,318	51,320
Professional	48,579	30,020	34,116
Printing and postage	34,960	14,633	25,236
Administration	24,964	68,317	43,458
Accounting services	21,574	27,256	23,997
Custodian	17,038	23,664	18,783
Administration — class specific	11,745	32,178	20,454
Trustees and Officer	5,227	5,830	5,515
Offering	—	33,480	—
Miscellaneous	11,215	16,332	13,050

Total expenses	1,009,195	2,178,890	1,401,676
Less:
Fees waived and/or reimbursed by the Manager	(127,825)	(279,122)	(215,467)
Administration fees waived — class specific	(11,745)	(32,177)	(20,454)
Transfer agent fees waived and/or reimbursed — class specific	(140,582)	(173,068)	(124,833)

Total expenses after fees waived and/or reimbursed	729,043	1,694,523	1,040,922

Net investment income	2,172,847	10,520,101	1,602,840

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,338,469)	(8,667,416)	(305,616)
Investments — affiliated	(66)	(13)	—
Foreign currency transactions	5,291	20,854	41,327

	(17,333,244)	(8,646,575)	(264,289)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	16,272,502	48,350,774	26,771,274(a)
Investments — affiliated	—	(115)	—
Foreign currency translations	1,892	9,985	58,059

	16,274,394	48,360,644	26,829,333

Net realized and unrealized gain (loss)	(1,058,850)	39,714,069	26,565,044

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,113,997	$50,234,170	$28,167,884

(a)	Net of $(136,859) foreign capital gain tax.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Changes in Net Assets

	BlackRock Energy Opportunities Fund			BlackRock High Equity Income Fund
	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,172,847	$2,325,284	$1,667,707	$10,520,101	$13,688,946	$20,175,928
Net realized loss	(17,333,244)	(16,835,624)	(2,066,863)	(8,646,575)	(24,514,750)	(6,503,553)
Net change in unrealized appreciation (depreciation)	16,274,394	(29,543,343)	(15,753,878)	48,360,644	(31,402,895)	(11,344,379)

Net increase (decrease) in net assets resulting from operations	1,113,997	(44,053,683)	(16,153,034)	50,234,170	(42,228,699)	2,327,996

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(655,819)	(816,189)	(495,974)	(4,085,976)	(6,556,434)	(14,273,425)
Service	(4,537)	(13,464)	(12,604)	(262,448)	(459,139)	(938,768)
Investor A	(1,127,317)	(914,901)	(998,577)	(5,566,178)	(9,928,356)	(19,307,342)
Investor C	(134,211)	(141,501)	(71,490)	(594,774)	(2,032,197)	(7,759,253)
Class K	—	—	—	(9,459)	(2,364)	—

Decrease in net assets resulting from distributions to shareholders	(1,921,884)	(1,886,055)	(1,578,645)	(10,518,835)	(18,978,490)	(42,278,788)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(752,856)	102,761,416	(2,487,880)	(43,857,645)	(18,173,074)	(115,715,731)

NET ASSETS
Total increase (decrease) in net assets	(1,560,743)	56,821,678	(20,219,559)	(4,142,310)	(79,380,263)	(155,666,523)
Beginning of period	122,979,388	66,157,710	86,377,269	333,643,138	413,023,401	568,689,924

End of period	$121,418,645	$122,979,388	$66,157,710	$329,500,828	$333,643,138	$413,023,401

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock International Dividend Fund
	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,602,840	$2,845,021	$5,666,032
Net realized loss	(264,289)	(11,478,140)	(1,208,872)
Net change in unrealized appreciation (depreciation)	26,829,333	9,420,449	1,987,148

Net increase in net assets resulting from operations	28,167,884	787,330	6,444,308

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(841,792)	(1,285,194)	(4,812,078)
Service	(35,693)	(48,355)	(201,787)
Investor A	(1,114,663)	(1,779,666)	(7,373,881)
Investor C	(70,457)	(150,614)	(1,251,082)
Class K	(47,408)	(60,650)	(190,815)

Decrease in net assets resulting from distributions to shareholders	(2,110,013)	(3,324,479)	(13,829,643)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,805,067)	(36,475,196)	(49,101,794)

NET ASSETS
Total increase (decrease) in net assets	24,252,804	(39,012,345)	(56,487,129)
Beginning of period	191,845,597	230,857,942	287,345,071

End of period	$216,098,401	$191,845,597	$230,857,942

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

		BlackRock Energy Opportunities Fund

		Institutional

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,

	(unaudited)		to 05/31/20		2019	2018	2017		2016	2015

Net asset value, beginning of period	$6.64		$9.66		$12.34	$11.13	$11.06		$9.91	$16.26

Net investment income(a)	0.12		0.21		0.29	0.23	0.31	(b)	0.22	0.23
Net realized and unrealized gain (loss)	0.02		(2.93)		(2.66)	1.30	0.04		1.17	(6.34)

Net increase (decrease) from investment operations	0.14		(2.72)		(2.37)	1.53	0.35		1.39	(6.11)

Distributions from net investment income(c)		(0.11)	(0.30)		(0.31)	(0.32)	(0.28)		(0.24)	(0.24)

Net asset value, end of period	$6.67		$6.64		$9.66	$12.34	$11.13		$11.06	$9.91

Total Return(d)
Based on net asset value	2.14	%(e)	(29.02	)%(e)	(19.24)%	14.08%	2.98%		14.33%	(37.94)%

Ratios to Average Net Assets
Total expenses	1.34	%(f)	1.40	%(f)(g)	1.30%	1.29%	1.25%		1.18%	1.11	%(h)

Total expenses after fees waived and/or reimbursed	0.91	%(f)	0.91	%(f)(g)	0.91%	0.92%	0.91%		0.95%	0.96%

Net investment income	3.99	%(f)	3.89	%(f)	2.91%	1.97%	2.89	%(b)	2.16%	1.75%

Supplemental Data
Net assets, end of period (000)	$35,882		$38,779		$23,579	$22,255	$18,703		$25,123	$20,753

Portfolio turnover rate		30%	39%		37%	37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.47% and 0.91%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

26	2 0 2 0 B L A C K R O C K S E M I -A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Energy Opportunities Fund (continued)

		Service

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,

	(unaudited)		to 05/31/20		2019	2018	2017		2016	2015

Net asset value, beginning of period	$6.50		$9.44		$12.05	$10.88	$10.81		$9.65	$15.81

Net investment income(a)	0.11		0.17		0.23	0.17	0.25(b	)	0.17	0.17
Net realized and unrealized gain (loss)	0.02		(2.85)		(2.59)	1.28	0.04		1.14	(6.16)

Net increase (decrease) from investment operations	0.13		(2.68)		(2.36)	1.45	0.29		1.31	(5.99)

Distributions from net investment income(c)		(0.10)	(0.26)		(0.25)	(0.28)	(0.22)		(0.15)	(0.17)

Net asset value, end of period	$6.53		$6.50		$9.44	$12.05	$10.88		$10.81	$9.65

Total Return(d)
Based on net asset value	2.00	%(e)	(29.17	)%(e)	(19.63)%	13.63%	2.58%		13.77%	(38.17)%

Ratios to Average Net Assets
Total expenses(f)	1.68	%(g)	1.70	%(g)(h)	1.57%	1.55%	1.50%		1.51%	1.41%

Total expenses after fees waived and/or reimbursed	1.32	%(g)	1.32	%(g)(h)	1.33%	1.34%	1.33%		1.36%	1.38%

Net investment income	3.65	%(g)	3.11	%(g)	2.34%	1.51%	2.35	%(b)	1.67%	1.33%

Supplemental Data
Net assets, end of period (000)	$294		$315		$451	$599	$628		$787	$1,025

Portfolio turnover rate		30%	39%		37%	37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/20	Period from 10/01/19	Year Ended September 30,

	(unaudited)	to 5/31/20	2019	2018	2017	2016	2015

Expense ratios	N/A	1.70%	1.55%	N/A	N/A	N/A	N/A

(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.79% and 1.32%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor A

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,
	(unaudited)		to 05/31/20		2019	2018	2017		2016	2015

Net asset value, beginning of period	$6.46		$9.39		$11.99	$10.83	$10.76		$9.63	$15.77

Net investment income(a)	0.11		0.18		0.24	0.17	0.26	(b)	0.17	0.17
Net realized and unrealized gain (loss)	0.02		(2.85)		(2.59)	1.27	0.03		1.14	(6.15)

Net increase (decrease) from investment operations	0.13		(2.67)		(2.35)	1.44	0.29		1.31	(5.98)

Distributions from net investment income(c)		(0.10)	(0.26)		(0.25)	(0.28)	(0.22)		(0.18)	(0.16)

Net asset value, end of period	$6.49		$6.46		$9.39	$11.99	$10.83		$10.76	$9.63

Total Return(d)
Based on net asset value	2.03	%(e)	(29.23	)%(e)	(19.61)%	13.59%	2.57%		13.88%	(38.17)%

Ratios to Average Net Assets
Total expenses	1.81	%(f)	1.94	%(f)(g)	1.66%	1.65%	1.60%		1.55%	1.48	%(h)

Total expenses after fees waived and/or reimbursed	1.32	%(f)	1.32	%(f)(g)	1.33%	1.34%	1.33%		1.36%	1.38%

Net investment income	3.65	%(f)	3.65	%(f)	2.44%	1.52%	2.42	%(b)	1.72%	1.33%

Supplemental Data
Net assets, end of period (000)	$76,082		$72,733		$34,574	$41,644	$43,765		$59,065	$51,005

Portfolio turnover rate		30%	39%		37%	37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.00% and 1.32%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

28	2 0 2 0 B L A C K R O C K S E M I -A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor C

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,

	(unaudited)		to 05/31/20		2019	2018	2017		2016	2015

Net asset value, beginning of period	$6.24		$9.03		$11.39	$10.30	$10.23		$9.14	$14.94

Net investment income(a)	0.09		0.14		0.14	0.09	0.17	(b)	0.09	0.07
Net realized and unrealized gain (loss)	0.01		(2.75)		(2.44)	1.22	0.03		1.08	(5.82)

Net increase (decrease) from investment operations	0.10		(2.61)		(2.30)	1.31	0.20		1.17	(5.75)

Distributions from net investment income(c)		(0.08)	(0.18)		(0.06)	(0.22)	(0.13)		(0.08)	(0.05)

Net asset value, end of period	$6.26		$6.24		$9.03	$11.39	$10.30		$10.23	$9.14

Total Return(d)
Based on net asset value	1.62	%(e)	(29.51	)%(e)	(20.21)%	12.90%	1.84%		12.91%	(38.60)%

Ratios to Average Net Assets
Total expenses(f)	2.58	%(g)	2.61	%(g)(h)	2.35%	2.36%	2.32%		2.28%	2.18%

Total expenses after fees waived and/or reimbursed	2.04	%(g)	2.04	%(g)(h)	2.05%	2.06%	2.05%		2.09%	2.10%

Net investment income	2.89	%(g)	2.77	%(g)	1.48%	0.80%	1.66	%(b)	1.00%	0.61%

Supplemental Data
Net assets, end of period (000)	$9,160		$11,152		$7,554	$21,878	$23,996		$31,847	$32,693

Portfolio turnover rate		30%	39%		37%	37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/20		Period from 10/01/19	Year Ended September 30,

	(unaudited	)	to 5/31/20	2019	2018	2017	2016	2015

Expense ratios	N/A		2.61%	2.35%	N/A	N/A	2.27%	N/A

(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.67% and 2.04%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund

	Institutional

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,
	(unaudited)		to 05/31/20		2019	2018	2017	2016		2015

Net asset value, beginning of period	$22.81		$26.57		$28.16	$27.33	$37.84	$37.71		$42.91

Net investment income(a)	0.79		0.94		1.24	1.32	0.16	0.24		0.09
Net realized and unrealized gain (loss)	2.93		(3.54)		(0.73)	0.75	5.09	2.81		0.89

Net increase (decrease) from investment operations	3.72		(2.60)		0.51	2.07	5.25	3.05		0.98

Distributions(b)
From net investment income		(0.79)	(1.16)		(1.05)	(1.05)	(0.23)	—		—
From net realized gain	—		—		(1.05)	(0.19)	(15.53)	(2.92)		(6.18)

Total distributions		(0.79)	(1.16)		(2.10)	(1.24)	(15.76)	(2.92)		(6.18)

Net asset value, end of period	$25.74		$22.81		$26.57	$28.16	$27.33	$37.84		$37.71

Total Return(c)
Based on net asset value	16.74	%(d)	(9.94	)%(d)	2.27%	7.81%	15.40%	8.64%		2.21%

Ratios to Average Net Assets
Total expenses	1.14	%(e)	1.12	%(e)	1.12%	1.09%	1.19%	1.19	%(f)	1.33%

Total expenses after fees waived and/or reimbursed	0.85	%(e)	0.85	%(e)	0.85%	0.85%	0.97%	0.91	%(f)	0.91%

Net investment income	6.74	%(e)	5.63	%(e)	4.80%	4.79%	0.46%	0.67	%(f)	0.22%

Supplemental Data
Net assets, end of period (000)	$118,849		$128,474		$151,747	$248,847	$462,487	$686,845		$768,068

Portfolio turnover rate		43%	76%		79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

30	2 0 2 0 B L A C K R O C K S E M I -A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock High Equity Income Fund (continued)

		Service

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,
	(unaudited)		to 05/31/20		2019	2018	2017		2016		2015

Net asset value, beginning of period	$20.46		$23.91		$25.56	$24.87	$35.61		$35.80		$40.51

Net investment income (loss)(a)	0.68		0.80		1.06	1.15	0.10		0.09		(0.11)
Net realized and unrealized gain (loss)	2.62			(3.17)	(0.66)	0.67	4.73		2.64		0.89

Net increase (decrease) from investment operations	3.30			(2.37)	0.40	1.82	4.83		2.73		0.78

Distributions(b)
From net investment income		(0.68)		(1.08)	(1.00)	(0.94)	(0.04)		—		—
From net realized gain	—		—		(1.05)	(0.19)	(15.53)		(2.92)		(5.49)

Total distributions		(0.68)		(1.08)	(2.05)	(1.13)	(15.57)		(2.92)		(5.49)

Net asset value, end of period	$23.08		$20.46		$23.91	$25.56	$24.87		$35.61		$35.80

Total Return(c)
Based on net asset value	16.55	%(d)	(10.08	)%(d)	2.05%	7.54%	15.09%		8.18%		1.80%

Ratios to Average Net Assets
Total expenses(e)	1.37	%(f)	1.36	%(f)	1.31%	1.32%	1.37	%(g)	1.43	%(h)	1.68%

Total expenses after fees waived and/or reimbursed	1.10	%(f)	1.10	%(f)	1.10%	1.10%	1.25%		1.31	%(h)	1.31%

Net investment income (loss)	6.52	%(f)	5.30	%(f)	4.56%	4.58%	0.29%		0.27	%(h)	(0.28)%

Supplemental Data
Net assets, end of period (000)	$8,517		$8,023		$10,024	$12,348	$18,087		$24,305		$27,489

Portfolio turnover rate		43%		76%	79%	75%	154%		72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/20		Period from 10/01/19	Year Ended September 30,
	(unaudited	)	to 5/31/20	2019	2018	2017	2016	2015

Expense ratios	N/A		N/A	N/A	N/A	1.37%	1.30%	1.67%

(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock High Equity Income Fund (continued)

		Investor A

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,
	(unaudited)		to 05/31/20		2019	2018	2017	2016		2015

Net asset value, beginning of period	$19.14		$22.43		$24.12	$23.53	$34.47	$34.74		$39.96

Net investment income (loss)(a)	0.64		0.75		1.00	1.08	0.11	0.09		(0.07)
Net realized and unrealized gain (loss)	2.46			(2.98)	(0.64)	0.65	4.54	2.56		0.85

Net increase (decrease) from investment operations	3.10			(2.23)	0.36	1.73	4.65	2.65		0.78

Distributions(b)
From net investment income		(0.64)		(1.06)	(1.00)	(0.95)	(0.06)	—		—
From net realized gain	—		—		(1.05)	(0.19)	(15.53)	(2.92)		(6.00)

Total distributions		(0.64)		(1.06)	(2.05)	(1.14)	(15.59)	(2.92)		(6.00)

Net asset value, end of period	$21.60		$19.14		$22.43	$24.12	$23.53	$34.47		$34.74

Total Return(c)
Based on net asset value	16.60	%(d)	(10.09	)%(d)	2.02%	7.58%	15.06%	8.20%		1.82%

Ratios to Average Net Assets
Total expenses(e)	1.41	%(f)	1.40	%(f)	1.37%	1.38%	1.45%	1.47	%(g)	1.60%

Total expenses after fees waived and/or reimbursed	1.10	%(f)	1.10	%(f)	1.10%	1.10%	1.25%	1.31	%(g)	1.31%

Net investment income (loss)	6.51	%(f)	5.35	%(f)	4.55%	4.57%	0.36%	0.27	%(g)	(0.18)%

Supplemental Data
Net assets, end of period (000)	$181,905		$172,696		$215,121	$214,095	$278,649	$377,271		$404,123

Portfolio turnover rate		43%		76%	79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/20	Period from 10/01/19	Year Ended September 30,
	(unaudited)	to 5/31/20	2019	2018	2017	2016	2015

Expense ratios	N/A	N/A	N/A	N/A	N/A	N/A	1.59%

(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

32	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock High Equity Income Fund (continued)

		Investor C

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,
	(unaudited)		to 05/31/20		2019	2018	2017	2016		2015

Net asset value, beginning of period	$11.98		$14.35		$16.19	$16.13	$28.15	$29.10		$34.43

Net investment income (loss)(a)	0.35		0.41		0.55	0.61	(0.12)	(0.13)		(0.30)
Net realized and unrealized gain (loss)	1.54			(1.88)	(0.45)	0.44	3.63	2.10		0.74

Net increase (decrease) from investment operations	1.89			(1.47)	0.10	1.05	3.51	1.97		0.44

Distributions(b)
From net investment income		(0.35)		(0.90)	(0.89)	(0.80)	—	—		—
From net realized gain	—		—		(1.05)	(0.19)	(15.53)	(2.92)		(5.77)

Total distributions		(0.35)		(0.90)	(1.94)	(0.99)	(15.53)	(2.92)		(5.77)

Net asset value, end of period	$13.52		$11.98		$14.35	$16.19	$16.13	$28.15		$29.10

Total Return(c)
Based on net asset value	16.16	%(d)	(10.52	)%(d)	1.30%	6.75%	14.23%	7.38%		1.03%

Ratios to Average Net Assets
Total expenses	2.20	%(e)	2.16	%(e)	2.12%	2.10%	2.18%	2.20	%(f)(g)	2.32	%(g)

Total expenses after fees waived and/or reimbursed	1.85	%(e)	1.85	%(e)	1.85%	1.85%	2.00%	2.05	%(f)	2.06%

Net investment income (loss)	5.71	%(e)	4.57	%(e)	3.84%	3.82%	(0.48)%	(0.47	)%(f)	(0.93)%

Supplemental Data
Net assets, end of period (000)	$19,921		$24,163		$36,132	$93,399	$123,321	$173,249		$198,760

Portfolio turnover rate		43%		76%	79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Class K

	Six Months Ended	Period from
	11/30/20	04/21/20	(a)
	(unaudited)	to 05/31/20

Net asset value, beginning of period	$22.81	$21.04

Net investment income(b)	0.79	0.20
Net realized and unrealized gain	2.93	1.77

Net increase from investment operations	3.72	1.97

Distributions from net investment income(c)	(0.79)		(0.20)

Net asset value, end of period	$25.74	$22.81

Total Return(d)
Based on net asset value(e)	16.76%		9.35%

Ratios to Average Net Assets
Total expenses(f)	1.00%		0.99%

Total expenses after fees waived and/or reimbursed(f)	0.80%		0.80%

Net investment income(f)	6.80%		8.28%

Supplemental Data
Net assets, end of period (000)	$308	$288

Portfolio turnover rate	43%	76	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

34	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		BlackRock International Dividend Fund

		Institutional

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,
	(unaudited)		to 05/31/20		2019	2018		2017		2016		2015

Net asset value, beginning of period	$28.23		$28.67		$29.16	$31.36		$33.58		$31.10		$38.51

Net investment income(a)	0.26		0.42		0.70	0.76		0.49		0.36		0.27
Net realized and unrealized gain (loss)	3.93			(0.40)	0.32	(1.57)		2.85		2.18		(3.05)

Net increase (decrease) from investment operations	4.19		0.02		1.02	(0.81)		3.34		2.54		(2.78)

Distributions(b)
From net investment income		(0.32)		(0.39)	(0.66)	(0.98)		(1.47)		(0.06)		(0.92)
From net realized gain	—			(0.07)	(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions		(0.32)		(0.46)	(1.51)	(1.39)		(5.56)		(0.06)		(4.63)

Net asset value, end of period	$32.10		$28.23		$28.67	$29.16		$31.36		$33.58		$31.10

Total Return(c)
Based on net asset value	14.93	%(d)	0.08	%(d)	3.86%	(2.67	)%(e)	10.61%		8.20%		(7.60)%

Ratios to Average Net Assets
Total expenses	1.16	%(f)	1.17	%(f)(g)	1.15%	1.14%		1.23	%(h)	1.26	%(h)(i)	1.27%

Total expenses after fees waived and/or reimbursed	0.84	%(f)	0.84	%(f)(g)	0.84%	0.84%		1.01%		1.06	%(i)	1.14%

Net investment income	1.74	%(f)	2.23	%(f)	2.52%	2.50%		1.51%		1.15	%(i)	0.77%

Supplemental Data
Net assets, end of period (000)	$86,286		$74,681		$83,814	$102,541		$198,206		$353,512		$424,099

Portfolio turnover rate		31%		29%	22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.19% and 0.84%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock International Dividend Fund (continued)

		Service

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,
	(unaudited)		to 05/31/20		2019	2018		2017	2016		2015

Net asset value, beginning of period	$26.70		$27.14		$27.68	$29.76		$32.05	$29.72		$37.01

Net investment income(a)	0.22		0.36		0.59	0.65		0.35	0.23		0.17
Net realized and unrealized gain (loss)	3.72		(0.39)		0.31	(1.49)		2.75	2.10		(2.93)

Net increase (decrease) from investment operations	3.94		(0.03)		0.90	(0.84)		3.10	2.33		(2.76)

Distributions(b)
From net investment income		(0.29)	(0.34)		(0.59)	(0.83)		(1.30)	—		(0.82)
From net realized gain	—		(0.07)		(0.85)	(0.41)		(4.09)	—		(3.71)

Total distributions		(0.29)	(0.41)		(1.44)	(1.24)		(5.39)	—		(4.53)

Net asset value, end of period	$30.35		$26.70		$27.14	$27.68		$29.76	$32.05		$29.72

Total Return(c)
Based on net asset value	14.83	%(d)	(0.10	)%(d)	3.62%	(2.90	)%(e)	10.29%	7.84%		(7.86)%

Ratios to Average Net Assets
Total expenses(f)	1.39	%(g)	1.41	%(g)(h)	1.33%	1.37%		1.48%	1.54	%(i)	1.53%

Total expenses after fees waived and/or reimbursed	1.09	%(g)	1.09	%(g)(h)	1.09%	1.09%		1.32%	1.38	%(i)	1.42%

Net investment income	1.50	%(g)	2.01	%(g)	2.25%	2.27%		1.13%	0.76	%(i)	0.51%

Supplemental Data
Net assets, end of period (000)	$3,748		$3,239		$3,196	$4,434		$7,142	$12,706		$19,269

Portfolio turnover rate		31%	29%		22%	25%		130%	47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.04)%.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/20	Period from 10/01/19	Year Ended September 30,
	(unaudited)	to 5/31/20	2019	2018	2017	2016	2015

Expense ratios	N/A	1.41%	N/A	N/A	N/A	1.53%	N/A

(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.43% and 1.09%, respectively.

(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

36	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock International Dividend Fund (continued)

		Investor A

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,
	(unaudited)		to 05/31/20		2019	2018		2017		2016		2015

Net asset value, beginning of period	$26.26		$26.69		$27.26	$29.30		$31.68		$29.38		$36.64

Net investment income(a)	0.21		0.34		0.60	0.61		0.37		0.24		0.15
Net realized and unrealized gain (loss)	3.66		(0.37)		0.27	(1.43)		2.69		2.06		(2.88)

Net increase (decrease) from investment operations	3.87		(0.03)		0.87	(0.82)		3.06		2.30		(2.73)

Distributions(b)
From net investment income		(0.29)	(0.33)		(0.59)	(0.81)		(1.35)		—		(0.82)
From net realized gain	—		(0.07)		(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions		(0.29)	(0.40)		(1.44)	(1.22)		(5.44)		—		(4.53)

Net asset value, end of period	$29.84		$26.26		$26.69	$27.26		$29.30		$31.68		$29.38

Total Return(c)
Based on net asset value	14.82	%(d)	(0.08	)%(d)	3.57%	(2.89	)%(e)	10.27%		7.83%		(7.87)%

Ratios to Average Net Assets
Total expenses	1.47	%(f)	1.48	%(f)(g)	1.43%	1.44%		1.54	%(h)	1.57	%(h)(i)	1.58	%(h)

Total expenses after fees waived and/or reimbursed	1.09	%(f)	1.09	%(f)(g)	1.09%	1.09%		1.30%		1.39	%(i)	1.46%

Net investment income	1.50	%(f)	1.92	%(f)	2.30%	2.14%		1.20%		0.81	%(i)	0.44%

Supplemental Data
Net assets, end of period (000)	$113,688		$100,753		$125,196	$140,473		$325,103		$350,855		$415,805

Portfolio turnover rate		31%	29%		22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.51% and 1.09%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock International Dividend Fund (continued)

		Investor C

	Six Months Ended 11/30/20		Period from 10/01/19		Year Ended September 30,
	(unaudited)		to 05/31/20		2019	2018		2017		2016		2015

Net asset value, beginning of period	$22.85		$23.25		$23.94	$25.81		$28.39		$26.52		$33.56

Net investment income (loss)(a)	0.09		0.18		0.32	0.39		0.12		0.02		(0.07)
Net realized and unrealized gain (loss)	3.18		(0.32)		0.26	(1.30)		2.42		1.85		(2.63)

Net increase (decrease) from investment operations	3.27		(0.14)		0.58	(0.91)		2.54		1.87		(2.70)

Distributions(b)
From net investment income		(0.19)	(0.19)		(0.42)	(0.55)		(1.03)		—		(0.63)
From net realized gain	—		(0.07)		(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions		(0.19)	(0.26)		(1.27)	(0.96)		(5.12)		—		(4.34)

Net asset value, end of period	$25.93		$22.85		$23.25	$23.94		$25.81		$28.39		$26.52

Total Return(c)
Based on net asset value	14.38	%(d)	(0.58	)%(d)	2.80%	(3.63	)%(e)	9.46%		7.05%		(8.56)%

Ratios to Average Net Assets
Total expenses	2.30	%(f)	2.27	%(f)(g)	2.20%	2.19%		2.30	%(h)	2.35	%(h)(i)	2.32%

Total expenses after fees waived and/or reimbursed	1.84	%(f)	1.84	%(f)(g)	1.84%	1.84%		2.05%		2.13	%(i)	2.20%

Net investment income (loss)	0.74	%(f)	1.15	%(f)	1.39%	1.57%		0.44%		0.07	%(i)	(0.24)%

Supplemental Data
Net assets, end of period (000)	$7,575		$9,906		$14,805	$36,239		$53,884		$76,630		$96,334

Portfolio turnover rate		31%	29%		22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.29% and 1.84%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

38	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock International Dividend Fund (continued)

		Class K

	Six Months Ended		Period from			Period from
	11/30/20		10/01/19		Year Ended	01/25/18	(a)
	(unaudited)		to 05/31/20		09/30/19	to 09/30/18

Net asset value, beginning of period	$28.23		$28.68		$29.17	$32.08

Net investment income(b)	0.27		0.44		0.73	0.56
Net realized and unrealized gain (loss)	3.94			(0.42)	0.30	(2.91)

Net increase (decrease) from investment operations	4.21		0.02		1.03	(2.35)

Distributions(c)
From net investment income		(0.33)		(0.40)	(0.67)	(0.56)
From net realized gain	—			(0.07)	(0.85)	—

Total distributions		(0.33)		(0.47)	(1.52)	(0.56)

Net asset value, end of period	$32.11		$28.23		$28.68	$29.17

Total Return(d)

Based on net asset value	15.00	%(e)	0.09	%(e)	3.92%	(7.33	)%(e)(f)

Ratios to Average Net Assets
Total expenses	1.04	%(g)	1.08	%(g)(h)	1.04%	1.02	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.79	%(g)	0.79	%(g)(h)	0.79%	0.79	%(g)

Net investment income	1.78	%(g)	2.28	%(g)	2.63%	2.81	%(g)

Supplemental Data

Net assets, end of period (000)	$4,802		$3,266		$3,847	$3,659

Portfolio turnover rate		31%		29%	22%	25	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.10% and 0.79%, respectively.

(i)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 1.03%.
(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Energy Opportunities Fund	Energy Opportunities	Non-Diversified
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Class K and Class R Shares(a)	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes	(c)	To Investor A Shares after approximately 8 years

(a)	With respect to High Equity Income, Class K Shares commenced operations on April 21, 2020.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Trustees of the Trust (the “Board”) approved the reorganization of BlackRock Energy & Resources Portfolio (the “Target Fund” ) into Energy Opportunities. As a result, Energy Opportunities acquired substantially all of the assets and assumed certain liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Energy Opportunities.

Each shareholder of the Target Fund received shares of Energy Opportunities in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on January 10, 2020, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of Energy Opportunities in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Energy Opportunities Share Class	Shares of Energy Opportunities

Institutional	666,762	1.64341300	Institutional	1,095,766
Investor A	4,649,385	1.44165000	Investor A	6,702,786
Investor C	861,498	1.03784900	Investor C	894,104

The Target Fund’s net assets and composition of net assets on January 10, 2020, the valuation date of the reorganization, were as follows:

Target Fund

Net assets	$84,426,614

Paid-in capital	$344,108,684
Accumulated loss	(259,682,070)

For financial reporting purposes, assets received and shares issued by Energy Opportunities were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Energy Opportunities before the reorganization were $72,886,652. The aggregate net assets of Energy Opportunities immediately after the reorganization amounted to $157,313,266. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

BlackRock Energy & Resources Portfolio	$84,656,807	$81,991,609

The purpose of this transaction was to combine two funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on January 13, 2020.

40	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Assuming the reorganization had been completed on October 1, 2019, the beginning of the fiscal reporting period of Energy Opportunities, the pro forma results of operations for the period ended May 31, 2020, are as follows:

•	Net investment income: $2,510,797

•	Net realized and change in unrealized loss on investments: $(41,741,062)

•	Net decrease in net assets resulting from operations: $(39,230,265)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Energy Opportunities’ Statements of Operations since January 13, 2020.

Reorganization costs incurred in connection with the reorganization were expensed by Energy Opportunities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2020, if any, are disclosed in the Statements of Assets and Liabilities.

Taxes withheld that are reclaimable under applicable foreign tax treaties are reflected in tax reclaims receivable. Reclaim amounts for which collection is uncertain are recorded upon receipt. Tax reclaims recorded or received during the period along with applicable fees associated with the filings of tax claims that result in the recovery of foreign withholding taxes, if any, are included in the Statement of Operations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Funds are open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Fund’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Fund’s listing exchange that may not be reflected in the computation of the Fund’s net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

42	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (unaudited) (continued)

insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	Energy Opportunities

First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
Greater than $3 billion	0.650

	Investment Advisory Fees

Average Daily Net Assets	High Equity Income	International Dividend

First $1 billion	0.810%	0.790%
$1 billion - $3 billion	0.760	0.740
$3 billion - $5 billion	0.730	0.710
$5 billion - $10 billion	0.700	0.690
Greater than $10 billion	0.680	0.670

With respect to Energy Opportunities and International Dividend, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each applicable Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Total

Energy Opportunities	$351	$85,243	$47,115	$132,709
High Equity Income	9,981	213,590	103,896	327,467
International Dividend	4,423	135,373	42,863	182,659

44	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 3,925	$ 28	$6,845	$947	$—	$11,745
High Equity Income	12,129	806	17,129	2,086	28	32,178
International Dividend	7,957	355	10,855	860	427	20,454

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Total

High Equity Income	$19	$—	$19
International Dividend	7	62	69

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$1,125	$8	$20,367	$2,276	$—	$23,776
High Equity Income	423	5	8,799	1,739	—	10,966
International Dividend	538	—	4,949	884	6	6,377

For the six months ended November 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$38,160	$396	$142,790	$21,012	$—	$202,358
High Equity Income	85,897	5,215	140,397	21,824	16	253,349
International Dividend	53,719	2,122	107,107	11,860	469	175,277

Other Fees: For the six months ended November 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Energy Opportunities	$3,102
High Equity Income	1,470
International Dividend	2,395

For the six months ended November 30, 2020, affiliates received CDSCs as follows:

Share Class	Energy Opportunities	High Equity Income	International Dividend

Investor A	$226	$302	$463
Investor C	2,349	107	387

	$2,575	$409	$850

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (unaudited) (continued)

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2022 for High Equity Income and through September 30, 2021 for Energy Opportunities and International Dividend. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of each Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

Fund Name	Amounts Waived

Energy Opportunities	$ 1,156
High Equity Income	1,749
International Dividend	311

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through, September 30, 2022 for High Equity Income and through September 30, 2021 for Energy Opportunities and International Dividend. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor C	Class R		Class K

Energy Opportunities	0.91%	1.32%	1.32%	2.04%	1.83	%(a)	0.91%(a)
High Equity Income	0.85	1.10	1.10	1.85	1.35	(a)	0.80
International Dividend	0.84	1.09	1.09	1.84	1.34	(a)	0.79

(a)	There were no shares outstanding as of November 30, 2020

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, with the exception of High Equity Income, which is through September 30, 2022, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended November 30, 2020, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Fund Name	Amounts Waived

Energy Opportunities	$ 126,669
High Equity Income	277,373
International Dividend	215,156

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended November 30, 2020, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$3,925	$28	$6,845	$947	$—	$11,745
High Equity Income	12,129	806	17,129	2,085	28	32,177
International Dividend	7,957	355	10,855	860	427	20,454

	Transfer Agent Fees Waived and/or Reimbursed

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$38,161	$169	$87,624	$14,628	$—	$140,582
High Equity Income	55,864	3,118	97,785	16,285	16	173,068
International Dividend	33,826	1,227	79,730	9,582	468	124,833

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall

46	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, High Equity Income retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Energy Opportunities and International Dividend retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, High Equity Income pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Energy Opportunities and International Dividend, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. Each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Energy Opportunities	$ 2
High Equity Income	358

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended November 30, 2020, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Fund Name	Purchases	Sales

Energy Opportunities	$33,331,415	$33,660,220
High Equity Income	102,576,460	186,516,095
International Dividend	62,495,355	64,985,321

For the six months ended November 30, 2020, purchases and sales related to equity-linked notes for High Equity Income were $307,868,304 and $270,965,854, respectively.

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2020, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Energy Opportunities	High Equity Income	International Dividend

$ 305,519,272	$ 29,124,037	$ 11,180,830

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (unaudited) (continued)

As of November 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Energy Opportunities	High Equity Income	International Dividend

Tax cost	$138,140,601	$302,116,121	$183,555,211

Gross unrealized appreciation	$5,883,991	$38,027,516	$42,654,740
Gross unrealized depreciation	(25,806,641)	(9,218,529)	(10,342,806)

Net unrealized appreciation (depreciation)	$(19,922,650)	$28,808,987	$32,311,934

8.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2020, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

48	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on its investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/20		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Energy Opportunities

Institutional

Shares sold	2,904,186	$18,624,025	5,065,828	$33,290,855	2,483,977	$24,371,687

Shares issued in reinvestment of distributions	99,529	650,922	87,022	810,172	49,857	489,099

Shares issued in reorganization	—	—	1,095,766	10,918,076	—	—

Shares redeemed	(3,467,088)	(20,924,003)	(2,850,173)	(19,099,849)	(1,895,756)	(19,174,792)

	(463,373)	$(1,649,056)	3,398,443	$25,919,254	638,078	$5,685,994

Service

Shares sold	1,160	$7,190	15,017	$122,595	24,220	$243,144

Shares issued in reinvestment of distributions	708	4,537	1,476	13,464	1,310	12,604

Shares redeemed	(5,294)	(33,178)	(15,756)	(136,156)	(27,520)	(270,216)

	(3,426)	$(21,451)	737	$(97)	(1,990)	$(14,468)

Investor A

Shares sold and automatic conversion of shares	2,673,798	$16,175,098	3,010,887	$19,388,660	1,317,090	$13,255,143

Shares issued in reinvestment of distributions	173,938	1,107,987	98,657	894,817	102,248	978,518

Shares issued in reorganization	—	—	6,702,786	65,103,473	—	—

Shares redeemed	(2,379,364)	(14,428,335)	(2,238,892)	(16,712,188)	(1,210,425)	(11,796,567)

	468,372	$2,854,750	7,573,438	$68,674,762	208,913	$2,437,094

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/20		Period from 10/01/19 to 05/31/20				Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares		Amounts		Shares	Amounts

Energy Opportunities (continued)

Investor C

Shares sold	163,925	$992,380	584,542		$3,535,677		57,281	$536,851

Shares issued in reinvestment of distributions	21,210	130,653	15,328		134,730		7,437	68,863

Shares issued in reorganization	—	—	894,104		8,405,065		—	—

Shares redeemed and automatic conversion of shares	(509,293)	(3,060,132)	(542,412)		(3,907,975)		(1,149,546)	(11,202,214)

	(324,158)	$(1,937,099)	951,562		$8,167,497		(1,084,828)	$(10,596,500)

	(322,585)	$(752,856)	11,924,180		$102,761,416		(239,827)	$(2,487,880)

High Equity Income

Institutional

Shares sold	621,817	$14,626,495	1,234,208		$30,999,399		1,620,135	$41,789,821

Shares issued in reinvestment of distributions	170,002	3,937,827	268,023		6,437,855		551,850	14,113,022

Shares redeemed	(1,806,679)	(43,541,149)	(1,581,496)		(37,167,927)		(5,297,435)	(138,484,099)

	(1,014,860)	$(24,976,827)	(79,265)		$269,327		(3,125,450)	$(82,581,256)

Service

Shares sold	13,354	$290,254	93,228		$2,240,316		53,252	$1,231,694

Shares issued in reinvestment of distributions	12,592	261,847	21,143		458,397		40,695	937,357

Shares redeemed	(49,137)	(1,020,047)	(141,512)		(3,082,149)		(157,690)	(3,664,934)

	(23,191)	$(467,946)	(27,141)		$(383,436)		(63,743)	$(1,495,883)

Investor A

Shares sold	448,600	$8,754,366	—		$—		—	$—

Shares sold and automatic conversion of shares	—	—	766,121		16,215,908		2,710,471	60,252,847

Shares issued in reinvestment of distributions	280,772	5,464,129	481,834		9,769,745		879,629	19,031,831

Shares redeemed	(1,329,933)	(25,990,495)	(1,816,723)		(37,760,664)		(2,874,581)	(62,930,089)

	(600,561)	$(11,772,000)	(568,768)		$(11,775,011)		715,519	$16,354,589

Investor C

Shares sold	85,734	$1,058,938	249,452		$3,461,843		481,593	$6,896,158

Shares issued in reinvestment of distributions	48,067	584,702	155,445		2,003,623		541,742	7,642,459

Shares redeemed and automatic conversions of shares	(677,219)	(8,269,581)	(905,943)		(12,015,621)		(4,273,236)	(62,531,798)

	(543,418)	$(6,625,941)	(501,046)		$(6,550,155)		(3,249,901)	$(47,993,181)

Class K
Shares sold	81	$1,865	12,615	(a)	$266,201	(a)	—	$—
Shares issued in reinvestment of distributions	1	13	2	(a)	38	(a)	—	—
Shares redeemed	(733)	(16,809)	(2	)(a)	(38	)(a)	—	—

	(651)	$(14,931)	12,615		$266,201		—	$—

	(2,182,681)	$(43,857,645)	(1,163,605)		$(18,173,074)		(5,723,575)	$(115,715,731)

International Dividend

Institutional

Shares sold	328,730	$10,013,506	383,884		$10,400,289		664,263	$18,644,829

Shares issued in reinvestment of distributions	26,760	806,446	43,702		1,226,610		165,910	4,496,962

Shares redeemed	(313,595)	(9,458,707)	(705,271)		(19,935,519)		(1,423,038)	(39,171,088)

	41,895	$1,361,245	(277,685)		$(8,308,620)		(592,865)	$(16,029,297)

Service

Shares sold	7,170	$207,370	10,686		$285,762		9,711	$257,339

Shares issued in reinvestment of distributions	1,209	34,446	1,756		46,603		7,635	195,594

Shares redeemed	(6,202)	(176,864)	(8,898)		(234,545)		(59,704)	(1,556,385)

	2,177	$64,952	3,544		$97,820		(42,358)	$(1,103,452)

50	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/20		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

International Dividend (continued)

Investor A

Shares sold	308,070	$8,700,069	—	$—	—	$—

Shares sold and automatic conversion of shares	—	—	281,795	7,501,342	—	—

Shares issued in reinvestment of distributions	38,737	1,085,143	66,211	1,737,096	285,028	7,196,565

Shares issued from conversion(b)	—	—	—	—	889,911	23,000,163

Shares redeemed	(373,782)	(10,538,331)	(1,201,472)	(32,299,675)	(1,638,441)	(42,437,755)

	(26,975)	$(753,119)	(853,466)	$(23,061,237)	(463,502)	$(12,241,027)

Investor C

Shares sold	13,185	$323,180	23,737	$555,488	45,047	$998,328

Shares issued in reinvestment of distributions	2,872	69,719	6,416	147,783	56,149	1,232,770

Shares redeemed and automatic conversion of shares	(157,497)	(3,855,496)	(233,349)	(5,373,215)	(978,393)	(22,187,137)

	(141,440)	$(3,462,597)	(203,196)	$(4,669,944)	(877,197)	$(19,956,039)

Class K

Shares sold	54,533	$1,611,695	14,731	$413,583	40,090	$1,112,479

Shares issued in reinvestment of distributions	1,573	47,408	2,087	58,541	6,665	181,244

Shares redeemed	(22,228)	(674,651)	(35,288)	(1,005,339)	(38,053)	(1,065,702)

	33,878	$984,452	(18,470)	$(533,215)	8,702	$228,021

	(90,465)	$(1,805,067)	(1,349,273)	$(36,475,196)	(1,967,220)	$(49,101,794)

(a)	For the period from April 21, 2020 (commencement of operations) to May 31, 2020.
(b)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

As of November 30, 2020, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 11,882 Class K Shares of High Equity Income.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Energy Opportunities Fund, BlackRock High Equity Income Fund and BlackRock International Dividend Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

52	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	53

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom

Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019-6018
Wilmington, DE 19809

Address of the Trust
Custodian	100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

(a)	BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund.

54	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CDI	CREST Depository Interest

GDR	Global Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EHI-11/20-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: February 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock FundsSM

Date: February 3, 2021

By:	/s/ Trent Walker
Trent Walker Chief Financial Officer (principal financial officer) of BlackRock FundsSM

Date: February 3, 2021

3